NOVI TOWN CENTER

NOVI, MICHIGAN

TABLE OF CONTENTS

ARTICLE 1

PARTIES

1

ARTICLE 2

TERMS AND DEFINITIONS

1

ARTICLE 3

PREMISES

4

ARTICLE 4

LEASE TERM

4

ARTICLE 5

RENTAL

7

ARTICLE 6

DEFINITION OF NET SALES

11

ARTICLE 7

USE

11

ARTICLE 8

UTILITIES

14

ARTICLE 9

INDEMNITY AND INSURANCE

15

ARTICLE 10

TITLE RESTRICTIONS

18

ARTICLE 11

TENANT'S RIGHT TO MAKE ALTERATIONS

18

ARTICLE 12

MECHANICS' LIENS

20

ARTICLE 13

SIGNS

20

ARTICLE 14

TRADE FIXTURES AND PERSONAL PROPERTY

21

ARTICLE 15

ASSIGNMENT, SUBLETTING AND FINANCING

22

ARTICLE 16

TENANT'S CONDUCT OF BUSINESS

25

ARTICLE 17

REPAIRS AND MAINTENANCE

27

ARTICLE 18

DAMAGE OR DESTRUCTION

29

ARTICLE 19

COMMON AREAS

31

ARTICLE 20

DEFAULTS; REMEDIES

34

ARTICLE 21

DEFAULT BY LANDLORD

38

ARTICLE 22

ATTORNEYS' FEES

38

ARTICLE 23

EMINENT DOMAIN

38

ARTICLE 24

SUBORDINATION TO FINANCING; ATTORNMENT

39

ARTICLE 25

SALE OF PREMISES BY LANDLORD

40

ARTICLE 26

HOLDOVER BY TENANT

40

ARTICLE 27

MARKETING FUND

41

ARTICLE 28

NOTICES

41

ARTICLE 29

EXPANSION

41

ARTICLE 30

LANDLORD'S RIGHT TO RELOCATE PREMISES

42

ARTICLE 31

CAPTIONS AND TERMS

42

ARTICLE 32

OBLIGATIONS OF SUCCESSORS

42

ARTICLE 33

MISCELLANEOUS PROVISIONS

43

EXHIBIT  A

GENERAL SITE PLAN OF THE CENTER

EXHIBIT  B

DESCRIPTION OF PREMISES

EXHIBIT  C

PROVISIONS RELATING TO CONSTRUCTION OF TENANT'S STORE

EXHIBIT  D

GUARANTEE OF LEASE

EXHIBIT  E

FORM OF TENANT'S CERTIFICATE

EXHIBIT  F

SIGN CRITERIA

EXHIBIT  G

RULES AND REGULATIONS

EXHIBIT  H

USE RESTRICTIONS

EXHIBIT  I

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-i-

LEASE

ARTICLE 1

PARTIES

THIS LEASE, dated as of the            day of                                 , 20       (“Effective Date”), is made by and between NOVI TOWN CENTER INVESTORS LLC, a Delaware limited liability company (“Landlord”), and TROY BURGERS, INC., a Michigan corporation (“Tenant”).

ARTICLE 2

TERMS AND DEFINITIONS

2.1

Definitions.   For purposes of this Lease, the following terms shall have the following meanings:

Lease Term:	One hundred twenty (120) calendar months plus the first initial calendar month.	(Section 4.1)
Option Term:	Two (2) consecutive periods of five (5) years each.
Rental Commencement Date:	One Hundred Fifty (150) days after delivery to Tenant of Landlord's notice in accordance with Section 4.1; or when Tenant opens for business in the Premises to the public, whichever event is earlier.	(Section 5.1)

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Minimum Annual Rent:

Subject to Section 5.1 hereof, commencing on the Rental Commencement Date and continuing thereafter through the end of the                   twenty-fourth (24th) full calendar month from the Rental Commencement Date of the Lease Term, the Minimum Annual Rent shall be:  Eighty-four Thousand Eight Hundred Three and 60/100 Dollars ($84,803.60) per annum;

and commencing on the first (1st) day of the                       twenty-fifth (25th) full calendar month from the Rental Commencement Date and continuing thereafter through the end of the                 thirty-sixth (36th) full calendar month from the Rental Commencement Date, the Minimum Annual Rent shall be: Eighty-eight Thousand Seven Hundred Eleven and 60/100 Dollars ($88,711.60) per annum;

and commencing on the first (1st) day of the                       thirty-seventh (37th) full calendar month from the Rental Commencement Date and continuing thereafter through the sixtieth (60th) full calendar month from the Rental Commencement Date, the Minimum Annual Rent shall be:  Ninety-two Thousand Six Hundred Nineteen and 60/100 Dollars ($92,619.60) per annum.

Commencing on the first (1st) day of the                       sixty-first (61st) full calendar month from the Rental Commencement Date and continuing thereafter through the end of the                 seventy-second (72nd) full calendar month from the Rental Commencement Date, the Minimum Annual Rent shall be: Ninety-six Thousand Five Hundred Twenty-seven and 60/100 Dollars ($96,527.60) per annum;

and commencing on the first (1st) day of the                       seventy-third (73rd) full calendar month from the Rental Commencement Date and continuing thereafter through the end of the                 ninety-sixth (96th) full calendar month from the Rental Commencement Date, the Minimum Annual Rent shall be: One Hundred Thousand Four Hundred Thirty-five and 60/100 Dollars ($100,435.60) per annum.

and commencing on the first (1st) day of the                       ninety-seventh (97th) full calendar month from the Rental Commencement Date and continuing thereafter through the last day of the one hundred twentieth (120th) full calendar month from the Rental Commencement Date and continuing thereafter through the end of the Lease Term occurring at the end of the tenth (10th) full year of the Lease Term, the Minimum Annual Rent shall be: One Hundred Four Thousand Three Hundred Forty-three and 00/100 Dollars ($104,343.60) per annum.

Option Terms:  Commencing on the first (1st) day of the first Option Term and continuing thereafter for sixty (60) full calendar months, the Minimum Annual Rent shall be: One hundred Five Thousand Five Hundred Sixteen and 00/100 Dollars ($105,516.00) per annum.

Commencing on the first (1st) day of the second Option Term and continuing thereafter for sixty (60) full calendar months at the end of the second Option Term, the Minimum Annual Rent shall be: One Hundred Nine Thousand Four Hundred Twenty-four ($109,424.00) per annum.

(Section 5.1)

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Delayed Opening Rent:	Two Hundred Fifty and 00/100 Dollars ($250.00) per day.	(Section 33.23)
Percentage Rent Rate:	Three percent (3%) commencing on the first day after the end of the Waiver Period (as such term is defined in Section 5.1 hereof).	(Section 5.4)
Address for Notices:		(Article 28)
To Landlord:

For Notices, Payment of Rent and all other charges:

Novi Town Center Investors LLC

242 Trumbull Street

Hartford,  CT  06103-1205

For Notices:

General Growth Properties

26045 Town Center Drive

Novi, MI  48375

and to:

c/o Novi Town Center Investors LLC

General Growth Properties

c/o General Growth Properties

1000 Parkwood Circle Suite 400

Atlanta, GA  30339

To Tenant:	Troy Burgers, Inc. 21751 W. Eleven Mile Rd., Suite 208 Southfield, MI 48076
Security Deposit:	None.	(Section 5.3)
Premises:

That certain space located at 26060 Novi Road having approximately four thousand two hundred twenty (4,220) square feet of floor area with the Patio Area square footage included and as more particularly described in Exhibit “B”.  The Patio Area shall consist of approximately three hundred twelve (312) square feet as an outdoor patio as approximately shown on Exhibit “B”.  The Patio Area (as approximately described in Exhibit B hereof) is part of the Premises for all purposes except for calculation of Minimum Annual Rent, Marketing Fund and Tenant’s share of insurance and taxes under Section 5.8 and 5.9 and common area expenses under Section 19.2 of the Lease.

(Exhibit “B”)
Architectural Review Fee:	One Thousand and 00/100 Dollars ($1,000.00).	(Exhibit “C”)
Center:

That certain shopping center known as Novi Town Center or such other name as Landlord may select under Section 2.2 hereof which Landlord has owns or controls in the City of Novi, County of Oakland, State of Michigan.

(Article 3) (Exhibit “A”)

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REA(s)

Any document or documents now or hereafter executed by and between Landlord or its predecessors and the owner(s) or lessee(s) of the Other Stores or the owner(s) or lessee(s) of certain parcels of real property with the Center which provide, in part, for a scheme of covenants or reciprocal easements for the benefit of owners, tenants and customers of the Center.

(Article 10)
Marketing Fund:	None.	(Section 27.1)
Tenant Improvement Allowance:	One Hundred Seventy Thousand Four Hundred and 00/100 Dollars ($170,400.00)	(Exhibit “C”)

2.2

Exhibits.   The following drawings, documents and special provisions are attached hereto as Exhibits and made a part of this Lease:

Exhibit “A”:

General site plan of the Center. Tenant acknowledges that Landlord may change the shape, size, location, number and extent of the improvements to any portion of the Center without Tenant's consent, and further that Landlord may expand the Center pursuant to Article 29, or withdraw land from the Center without Tenant's consent.  Landlord agrees that no change or addition to the Center by Landlord made pursuant to the terms of the Lease shall (except temporarily during repair, maintenance, restoration, refurbishment or construction or except as required by law):  (i) reduce parking available to Tenant or Tenant’s customers below the requirements of the City in which the Center is located; (ii) materially and adversely interfere with Tenant’s ability to operate from the Premises; or (iii) materially impair customer access to or visibility of the Premises.  Any such change or addition shall be made in a manner consistent with quality shopping centers and reasonable steps shall be taken to minimize any adverse impact upon the Premises occasioned by such change or addition.  Landlord reserves the right, in its sole discretion, to change the name, address and logo of the Center at any time.

Exhibit “B”:

Description of the Premises (showing approximate location of the Premises (including the Patio Area) in the Center), the use to which the same shall be put under the terms and provisions of this Lease and the Trade Name to be utilized by Tenant.

Exhibit “C”:

Description of work previously performed by Landlord (“Landlord’s Work”) and description of work to be performed by Tenant (“Tenant's Work”) in or on the Premises.  The Premises shall be constructed in accordance with the procedures outlined in Exhibit “C”.

Exhibit “D”:

Guarantee of Lease.

Exhibit “E”:

Form of Tenant's Certificate.

Exhibit “F”:

Sign Criteria.

Exhibit “G”:

Rules and Regulations.

Exhibit “H”:

Use Restrictions

Exhibit “I”:

Menu

ARTICLE 3

PREMISES

3.1

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, which Premises are situated within the Center.  This Lease is subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration of this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.  The Premises contain approximately the number of square feet of floor area specified in Section 2.1.  The Patio Area shall constitute part of the Premises for all purposes except the square footage of the Patio Area shall not be used to calculate the amounts charged to Tenant under the Lease which are based on the number of square feet in the Premises.  Within the thirty (30) days following the date of Landlord's notice to Tenant pursuant

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to Section 4.1, each party shall have the right, at that party's expense to request Landlord's project architect to measure the exact floor area of the Premises and, if there is a deviation from the number specified in Section 2.1, this Lease shall be amended to reflect the actual floor area and corresponding Minimum Annual Rent and additional rent based on such actual floor area.  In the event of such a deviation in floor area, the Minimum Annual Rent specified in Section 2.1 hereof shall be multiplied by a fraction, the  numerator of which shall be the total number of square feet in the Premises after the remeasurement and the denominator of which shall be the total number of square feet in the Premises before the remeasurement.  The product of the foregoing multiplication shall be the corresponding Minimum Annual Rent.  If no measurement is made by either party within such thirty (30) day period the floor area of the Premises specified in Section 2.1 shall be deemed to be the floor area of the Premises.

ARTICLE 4

LEASE TERM

4.1

Commencement of Term.   This Lease shall be effective as of the Effective Date set forth in Article 1 above.  The Lease Term shall begin on the Rental Commencement Date and shall continue thereafter for the period of the Lease Term set forth in Article 2 above, unless sooner terminated as hereinafter provided.  If the Rental Commencement Date is not the first day of the calendar month then the expiration date of the Lease Term shall be calculated from the first day of the calendar month following the Rental Commencement Date.  Landlord agrees to deliver to Tenant, and Tenant shall accept from Landlord, possession of the Premises in its “as is” condition upon notice of delivery of possession from Landlord except to the extent, if any, set forth in Exhibit “C” hereof.  Landlord shall have no obligation to perform any work in the Premises, except to the extent, if any, set forth in Exhibit “C” hereof.  Within ten (10) days after delivery of possession of the Premises to Tenant under Section 4.1 of the Lease, if Tenant notifies Landlord in writing of specific items of work that Landlord was to perform in the Premises under Exhibit C hereof prior to delivery of possession, Tenant shall deliver to Landlord a list (“Punch List”) containing all such items.  If such items are Landlord’s responsibility under the Lease, and provided that Tenant or Tenant’s contractors have not altered or modified any of the Landlord supplied equipment or Landlord’s Work, Landlord shall promptly and diligently complete or correct such items.  In any event, the delivery date shall not be extended.  In the event that Tenant's obligation to pay rent has not commenced within two (2) years from the Effective Date hereof, this Lease shall automatically terminate, and Landlord and Tenant shall be relieved from any and all liability resulting hereunder.  Such termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure to deliver possession of the Premises.  For purposes of this Lease, any reference to “business days” shall mean Monday through Friday with Christmas, Easter, Thanksgiving, Memorial Day, Labor Day and July 4 excepted.

4.2

Tenant’s Certificate.   Within fifteen (15) days after the Rental Commencement Date and at any other time during the Lease Term, within ten (10) days following request in writing by Landlord, Tenant shall execute and deliver to Landlord a certificate substantially in the form of Exhibit “E” attached hereto indicating therein any exceptions thereto which may exist at that time.  Failure of Tenant to timely execute and deliver such certificate shall constitute an acceptance of the Premises and an acknowledgment by Tenant that the statements included in Exhibit “E” are true and correct, without exception.

4.3

Tenant’s Work.   Tenant shall commence Tenant's Work promptly following the notice from Landlord referenced in Section 4.1 above.  Tenant shall complete Tenant's Work no later than the Rental Commencement Date.  During this period, Tenant, at its sole cost and expense, shall perform all of Tenant's Work as set forth in Exhibit “C” and shall equip the Premises with all trade fixtures and personal property suitable or appropriate for the regular and normal operation of the type of business in which Tenant is engaged, and Tenant shall open for business to the public as soon as possible after delivery of possession.  In any event, Tenant shall open for business to the public on or before the Rental Commencement Date. If Landlord determines in its sole but reasonable discretion that it is necessary or desirable for any portion of Tenant’s Work be performed by Tenant prior to the Delivery Date (“Early Work”), Tenant shall be permitted to perform such work subject to obtaining Landlord’s prior written approval thereof and compliance with the requirements set forth in this Section 4.3. If any unreasonable interference with Landlord’s Work occurs related to Tenant’s performance of such work, Landlord shall have the right by giving written notice to Tenant to end such Early Work and Tenant shall immediately cease such work until the Delivery Date, unless Landlord specifies an earlier date.  If Tenant is granted the right to enter the Premises to perform Early Work, Tenant shall comply with all reasonable rules and regulations developed by Landlord related to such entry and the Early Work (including without limitation rules regarding timing and staging of Tenant’s Work).  Tenant shall furnish evidence of insurance required under Section 9.2 and Exhibit “C” hereof prior to entry in the Premises to perform Early Work.  Tenant shall not

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interfere or delay any portion of the Landlord’s Work while performing Early Work.  Tenant shall only perform Early Work which is approved in advance in writing by Landlord and set forth in Tenant’s final plans as approved by the Landlord and all governmental entities having jurisdiction.  Tenant shall only perform Early Work which is fully permitted by the City of Novi and fully compliant with governmental rules, codes, regulations and ordinances.

4.4

Option.   Provided the following criteria are met, Tenant shall have the right to extend the Lease Term (“Option”) for two (2) consecutive periods of five (5) years each (“Option Term”):

(a)

Tenant is not been in default (beyond the applicable notice and cure period) of this Lease on the date of an Extension Notice or on the first day of an Option Term as applicable;

(b)

Tenant is the original signatory of this Lease and has not sublet any portion of the Premises except for transfers under Section 15.7 of this Lease which do not require Landlord’s consent; and

(c)

Landlord and Tenant are able to reach agreement, within ninety (90) days of the date Landlord receives the Extension Notice, for refurbishment of the Premises as described in Section 11.4 hereof.  Landlord and Tenant shall use reasonable efforts and act in good faith in order to mutually agree prior to the end of the ninety (90) day period on the scope of the refurbishment.

4.5

EXERCISE OF OPTION.  Tenant may exercise its right to so extend the Lease Term only by delivering written notice to Landlord of Tenant’s desire to so extend the Lease Term (“Extension Notice”) no later than one hundred eighty (180) days nor earlier than two hundred forty (240) days prior to expiration of the Lease Term or Option Term as applicable (“Extension Notice Period”).

4.6

EXTENSION AMENDMENT.

(a)  Within thirty (30) days of the date Landlord and Tenant reach agreement as to the refurbishment of the Premises, and provided all of the other criteria in Section 4.4(a) through (c) have been met, Landlord shall prepare and deliver to Tenant at least two (2) counterparts of an amendment to this Lease (“Extension Amendment”).  The Extension Amendment shall provide for an increase in Minimum Annual Rent to the amount set forth in Section 2.1 hereof for the first Option Term or second Option Term as applicable.

(b)  Within thirty (30) days of delivery to Tenant of the Extension Amendment, Tenant shall execute and return to Landlord all counterparts of same.  Landlord shall execute same and deliver to Tenant one (1) fully-executed counterpart original.

4.7

TIME OF THE ESSENCE.  Time shall be of the essence in regard to all of the periods set forth in Section 4.5 as to exercise of the Option, and in Section 4.6(b) as to execution and delivery of the Extension Amendment.  The failure of Tenant to timely comply with any of the provisions of Sections 4.5 or 4.6(b) shall cause this Option to automatically cease and terminate and, in such event, this Lease shall terminate at the expiration of the initial Lease Term or immediately preceding Option Term as applicable, without extension.

4.8

NONTRANSFERABLE OPTION.  The Option granted herein is granted solely to Tenant and is not assignable or transferable except to transferees under Section 15.7 of this Lease which do not require Landlord’s consent.  Any attempt to assign or transfer this Option shall be void and of no force or effect.

4.9

PLAN REIMBURSEMENT.  In the event that Landlord fails to deliver possession of the Premises to Tenant on or before the date which is one hundred twenty (120) days following the currently anticipated delivery date of January 15, 2010 (as extended for force majeure in Section 33.6 hereof and extended for each day beyond September 15, 2009 that this Lease is not fully executed), then in such event, either party shall have the right to terminate this Lease by written notice to the other given at any time after the expiration of such one hundred twenty (120) day period and prior to the delivery of possession (“Delivery Termination Notice”).  If Tenant has prepared schematic architectural drawings and plans for Tenant’s Work on the Premises as and when required by this Lease (“Plans”) and either party exercises its right to terminate the Lease under this Section 4.9,  the parties agree that in addition to the termination right set forth herein, as Tenant’s sole remedy for such failure of delivery, the Landlord shall reimburse Tenant for Tenant’s actual

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costs paid or incurred in the preparation of the Plans as of the date of the termination of this Lease, subject to a maximum reimbursable amount of Fifty Thousand and 00/100 Dollars ($50,000.00).

Landlord shall reimburse said sum to Tenant within thirty (30) days of Tenant’s request therefor given after the Delivery Termination Notice, which request by Tenant shall be accompanied by (i) full and complete invoices or statements, with appropriate back-up documentation and evidence of payment, for all amounts for which reimbursement is sought, and (ii) the originals of all Plans and work product of the design professional who prepared the Plans reflected in the invoices or statements submitted to Landlord.

Except for the obligation to reimburse Tenant for Plans as set forth above, if this Lease is terminated under this Section 4.9 Landlord shall have no obligation or liability to Tenant for any expenses incurred by Tenant in connection with the Lease, including, without limitation, architects’ fees, engineers’ fees, consultants’ fees, attorneys’ fees, liquor license expenses, or any other costs, expenses, advances or fees incurred in connection with the negotiation of the Lease, licensing costs, or the design, planning or development of Tenant’s improvements to the Premises described in the Lease.

ARTICLE 5

RENTAL

5.1

Minimum Annual Rent.   Tenant agrees to pay to Landlord, at the times and in the manner herein provided, the Minimum Annual Rent specified in Article 2 above.  Minimum Annual Rent shall be payable in advance in twelve (12) equal monthly installments on the first day of each calendar month, without demand or offset (except to the extent expressly set forth in this Lease), commencing upon the Rental Commencement Date as provided in Article 2.  For the fractional year ending on December 31 first following the Rental Commencement Date, Tenant shall pay a sum equal to one-twelfth (1/12) of such Minimum Annual Rent for each full calendar month during said fractional lease year.  If the Rental Commencement Date falls on a day of the month other than the first day of such month, the rent for the first fractional month shall accrue on a daily basis for the period from the date of such commencement to the end of such calendar month at a rate equal to one-three hundred sixty-fifth (1/365) of the Minimum Annual Rent for each such day.  Unless expressly provided otherwise, all other payments required to be made under the terms of the Lease which require proration on a time basis shall be prorated on the same basis.

Provided that Tenant opens for business in the Premises on the Rental Commencement Date in compliance with this Lease the dollars per month amount of Minimum Annual Rent specified in Section 2.1 subarticle “Minimum Annual Rent” is hereby waived by Landlord for the period commencing on the Rental Commencement Date (if such day occurs on the first of the month) and ending on the earlier of: (i) the date Tenant Transfers any interest in the Lease or Premises (excluding Transfers under Section 15.7); (ii) the date of a default by Tenant of any provision of the Lease beyond the applicable notice and cure period; (iii) the date Tenant fails to open and/or operate in the Premises as required by this Lease; (iv) the date Tenant declares or involuntarily enters bankruptcy; or (v) the date which is twelve (12) full calendar months thereafter (“Waiver Period”).  Tenant shall pay Minimum Annual Rent for any partial calendar month at the beginning of the Lease Term.

During the Waiver Period, Tenant shall pay an amount equal to six percent (6%) of the Net Sales from the Premises during the Waiver Period (“In Lieu Rent”), not to exceed the amount of Minimum Annual Rent owed if such amount had not been waived under this Section 5.1.  Tenant shall pay this amount to Landlord each month during the Waiver Period for the immediately preceding month together with its statement of Net Sales under Section 5.4 of this Lease.  Upon expiration of the Waiver Period, Tenant shall commence payment of Minimum Annual Rent as otherwise required by this Lease.

This waiver shall not affect Tenant’s obligation to pay Percentage Rent, additional rent or any other charges payable under the Lease, nor shall it affect Tenant’s obligation to pay or the payment dates of any increases in Minimum Annual Rent, as set forth in Section 2.1 of the Lease.  Nothing contained herein shall be deemed to alter the method of computation of Percentage Rent set forth in Section 5.4 of the Lease.

5.2

Minimum Annual Rent Adjustment.   Intentionally Omitted.

5.3

Security Deposit.   Intentionally Omitted.

5.4

Percentage Rent.   Commencing on the first (1st) day after the end of the Waiver Period, in addition to the Minimum Annual Rent, Tenant shall pay to Landlord, at the time and in the manner herein specified, the dollar amount by which the Percentage Rent Rate (specified in Article 2

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hereof) of Tenant's Net Sales (as the term Net Sales is defined in Article 6 hereof), exceeds the Applicable Annual Breakpoint during each calendar year (or portion thereof) of the Lease Term (“Percentage Rent”).  Percentage Rent shall be computed and payable monthly.  Within ten (10) days after the end of each calendar month, Tenant shall pay to Landlord the amount by which the Percentage Rent Rate of its Net Sales during the immediately preceding calendar month exceeds the Monthly Breakpoint.  For the purpose of computing Percentage Rent, Tenant's Net Sales for any period during which Tenant does not continuously and uninterruptedly conduct its business, as required by Article 16, shall be deemed to be Tenant's Net Sales for the corresponding period during the last calendar year in which Tenant operated continuously and uninterruptedly.  Within thirty (30) days after the close of each calendar year, an accounting of Tenant's Net Sales during said calendar year and the amounts paid to Landlord as Minimum Annual Rent and as Percentage Rent during such calendar year shall be made by Tenant and, upon such accounting, an adjustment shall be made with respect to said Percentage Rent as follows:  If Tenant shall have paid to Landlord an amount greater than Tenant is required to pay under the terms hereof, Tenant shall be entitled to a credit against Tenant's next payment of rent or other charge due to Landlord from Tenant in the amount of such excess rent paid, or if Tenant shall have paid an amount less than the rent required to be paid hereunder, Tenant shall pay to Landlord such difference within five (5) days of such determination. The term “Applicable Annual Breakpoint” shall mean and refer to the amounts equal to: (i) Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) per annum for the period beginning on the first day after the end of the Waiver Period and ending on the date the initial Lease Term expires; and (ii) Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00) per annum for the first Option Term and second Option Term if exercised.  The “Monthly Breakpoint” shall mean and refer to the Applicable Annual Breakpoint then in effect divided by twelve (12).

5.5

Statement of Net Sales.

(a)

Tenant agrees to furnish or cause to be furnished to Landlord a statement of the monthly Net Sales of Tenant within ten (10) days after the close of each calendar month and a statement of the annual Net Sales by month of Tenant within thirty (30) days after the close of each calendar year.  Such statements shall be certified as an accurate accounting of Tenant's Net Sales by an authorized representative of Tenant.  Tenant shall record at the time of each transaction all receipts from sales or other transactions, whether for cash or on credit, in a cash register, or in cash registers, having a cumulative total.  Tenant shall keep full and accurate books of account including bank statements, financial statements, records and all such cash register receipts with regard to the gross sales and Net Sales, credits, refunds and other transactions made from or upon the Premises (including the gross sales and Net Sales of any subtenant, licensee or concessionaire).  Such books, receipts and records shall be kept for a period of two (2) years after the close of each calendar year and shall be available for inspection and audit by Landlord or its representatives (which representatives may include, without limitation, any ground lessor under a ground lease for all or any portion of the Center with Landlord as ground lessee) at all times during regular business hours upon thirty (30) days prior written notice.  In addition, upon request of Landlord, Tenant agrees to furnish to Landlord a copy of Tenant's sales tax return for Michigan if required by Michigan law.  The receipt by Landlord of any statement or any payment of Percentage Rent for any period shall not be binding upon Landlord as to the accuracy of such statement or payment.

(b)

At any time within two (2) years of receipt of any such statements, Landlord shall be entitled to an independent audit of Tenant's gross sales and Net Sales, to be conducted either by Landlord or an accountant to be designated by Landlord.  Such audit shall be limited to items necessary to a determination of Tenant's Net Sales, as hereinafter defined, and shall be conducted during normal business hours at the principal place of business of Tenant.  If it shall be determined as a result of such audit that there has been a deficiency in the payment of Percentage Rent, such deficiency shall become immediately due and payable with interest at the maximum lawful rate not to exceed ten percent (10%) per annum from the date when said payment should have been made until paid.  In addition, if Tenant's statement for the pertinent calendar year shall be found to have understated Net Sales by more than three percent (3%), and Landlord is entitled to any additional Percentage Rent as a result of such understatement, or if Tenant failed to furnish to Landlord books and records which are sufficient to make an accurate determination of Net Sales, then Tenant shall pay to Landlord all reasonable costs and expenses which may be incurred by Landlord in determining and collecting the understatement or underpayment, including the cost of the audit.  If Tenant's statement shall be found to have intentionally understated Net Sales by more than six percent (6%), such understatement shall, at Landlord's option, constitute an incurable material default under this Lease.  Any information gained from such statements or inspection shall be confidential and shall not be disclosed, except to carry out the purposes hereof; provided, however, that Landlord shall be permitted to divulge the contents of any such statements in

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connection with any financing or sale arrangements or assignments of Landlord's interest in the Center or in connection with any administrative or judicial proceeding including, without limitation, arbitration, in which Landlord is involved and where Landlord may be required to divulge such information.

5.6

Taxes and Insurance Expenses.   Commencing upon the Rental Commencement Date and for the balance of the Lease Term, Tenant shall pay to Landlord amounts designated herein as real property taxes and insurance expenses allocable to the Premises.  Said amounts shall mean all taxes and assessments levied with respect to any tax fiscal year applicable to the Lease Term, and the cost to Landlord with respect to any policy of insurance carried by Landlord pursuant to Section 9.6 on the building of which the Premises are a part (excluding Tenant's leasehold improvements) which are allocable to the Premises as provided herein.  During any portion of the Lease Term which is less than a full taxable fiscal year or less than a full period for which Landlord has obtained such insurance, Tenant's obligation for such real property taxes and insurance expenses shall be prorated on a daily basis.

5.7

Definition of Real Property Taxes.   As used herein, the term “real property taxes” shall include general real property and improvement taxes, any form of assessment, reassessment, license fee, license tax, business license tax, commercial rental tax, in lieu tax, levy, charge, penalty or similar imposition (excluding penalties and interest imposed for late payment by Landlord), whatsoever or at all imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, street, storm drain, sewer, sidewalk, community facility, park and ride, agricultural, transportation impact fee, lighting, drainage or other improvement or special assessment district thereof, or any agency or public body, as against any legal or equitable interest of Landlord in the Premises and buildings in the Center including, but not limited to, the following:

(a)

Any tax on Landlord's rent, right to rent or other income from the Premises or as against Landlord's business of leasing the Premises;

(b)

Any assessment, reassessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sewer, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants.  It is the intention of Tenant and Landlord that all such new and increased assessments, reassessments, taxes, fees, levies, and charges and all similar assessments, reassessments, taxes, fees, levies and charges imposed now or hereafter be included within the definition of real property taxes for the purposes of this Lease;

(c)

Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises, the sales generated from the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

(d)

Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

(e)

Any assessment or reassessment related to any change of ownership of any interest in the Center or portion thereof held by Landlord or any addition or improvement to the Center or a portion thereof.

(g)

With respect to any assessment which may be levied against or upon the Premises and which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, there shall be included within the definition of real property taxes with respect to any tax fiscal year only the amount currently payable on such bonds, including interest, for such tax fiscal year, or the current annual installment for such tax fiscal year.

(h)

Real property taxes shall not include Landlord's federal or state income, inheritance or estate taxes, or documentary transfer taxes on transactions in which Tenant is not a party or Michigan single business taxes, single business gross receipts taxes or Michigan business taxes imposed on the Landlord.

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If at any time during the Lease Term the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, reassessments, levies or charges levied, assessed, reassessed or imposed on real estate and the improvements thereon, there shall be levied, assessed reassessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings in and on the Center, then all such taxes, assessments, reassessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term “real property taxes” for the purpose hereof.

5.8

Allocation of Real Property Taxes.   The allocation of real property taxes to the Premises shall be a fractional portion of the real property taxes assessed against the land and improvements upon the Center after deduction of any sum or sums paid toward such taxes by the operators of the Other Stores, the numerator of which shall be the number of square feet of floor area comprising the Premises excluding the Patio Area and the denominator of which shall be the total number of square feet of floor area of buildings (excluding the buildings of the Other Stores) located within the exterior boundaries of the entire Center which are occupied from time to time as of the commencement of each calendar quarter (or monthly if Landlord elects), but in no event shall the denominator be less than eighty percent (80%) of the total number of square feet of floor area of such buildings (excluding the buildings of the Other Stores) located within the exterior boundaries of the entire Center as of the commencement of the calendar quarter, provided that an equitable adjustment shall be made for floor area which is only partially completed on the date that such real property taxes become a lien.  Portions of the Center are, or may be, owned or leased from time to time by various persons or entities occupying freestanding facilities or other facilities containing at least fifteen thousand (15,000) square feet of floor area of buildings and contributing to real property taxes, insurance, common area on a basis other than that described in this Lease (collectively, “Other Stores”).  The contributions, if any, of the Other Stores towards real property taxes, insurance,  and common area shall be credited toward payment of the entirety of such expenses and Tenant shall pay its share of the balance of such expenses as set forth in Article 5, Article 17 and Article 19.  The term “buildings” as used in the foregoing articles shall mean and refer to buildings constructed for occupancy by tenants excluding the common area.

5.9

Insurance Allocation.  The allocation of  insurance expenses to the Premises shall be a fractional portion of the insurance expenses for the entire Center after deduction of any sum or sums paid toward such insurance by the operators of the Other Stores, the numerator of which shall be the number of square feet of floor area comprising the Premises excluding the Patio Area and the denominator of which shall be the total number of square feet of floor area of buildings (excluding the buildings of the Other Stores) located within the exterior boundaries of the entire Center which are occupied from time to time as of the commencement of each calendar quarter (or monthly if Landlord elects), but in no event shall the denominator be less than eighty percent (80%) of the total number of square feet of floor area of buildings excluding the buildings of the Other Stores located within the exterior boundaries of the entire Center, as of the commencement of the calendar quarter.

5.10

Tax and Insurance Fund.   Tenant shall pay to Landlord on account of such real property taxes and insurance expenses on the first day of each calendar month such respective amounts as Landlord shall from time to time estimate and so notify Tenant are required for Landlord to establish a fund (which shall not pay interest to Tenant) with which to pay such expenses prior to delinquency.  Tenant's pro-rata share of real property taxes payable pursuant to Article 19 shall be treated as real property taxes pursuant to this Article.  The definition of real property taxes for the Premises in Section 5.7 shall apply to the real property taxes due under Article 19, except that such taxes shall be on the common areas respectively and not the Premises.  Landlord shall deliver to Tenant at least once annually a statement setting forth the actual real property taxes and insurance expenses allocable to the Premises and the basis for computing the same and, if such actual expenses exceed Tenant's payments hereunder, Tenant shall pay the deficiency to Landlord within thirty (30) days after receipt of such statement.  If payments made by Tenant for such year exceed such actual expenses, Tenant shall be entitled to credit the excess against payments next coming due to Landlord for such expenses.

5.11

Other Charges.   Tenant shall pay to Landlord when due all sums of money required to be paid  pursuant to this Article 5, Article 19, Article 27 and Article 33, and all other sums of money or charges required to be paid by Tenant under this Lease as additional rent, whether or not the same is designated additional rent.  If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible with the next installment of Minimum Annual Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable

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hereunder, or limit any other remedy of Landlord.  If Tenant shall fail to pay within twenty (20) days of written notice that the same is due and payable, any rent or other charge, such unpaid amounts shall bear interest at the maximum lawful rate not to exceed eight percent (8%) per annum from the date due to the date of payment.  An appropriate adjustment of all rent and other charges paid on an estimated basis under the terms of the Lease shall be made after the end of the calendar year following the expiration or earlier termination of the Lease, such that Tenant shall pay to Landlord the amount of any underpayment promptly upon Tenant's receipt of Landlord's request therefor, and Landlord shall promptly refund to Tenant the amount of any excess promptly upon Landlord's receipt of Tenant's request therefor.

5.12

Place of Payment.   All rent and other charges shall be paid by Tenant to Landlord at the address specified for service of notices upon Landlord in Article 2 of this Lease or at such other place as may from time to time be designated by Landlord in writing at least ten (10) days prior to the next ensuing payment date.

ARTICLE 6

DEFINITION OF NET SALES

6.1

As used in this Lease, the term “gross sales” is defined as the gross selling price of all merchandise or services sold upon or from the Premises by Tenant, its subtenants, licensees and concessionaires, whether for cash or on credit, whether collected or not, whether made by store personnel, vending machines (permitted, if at all, only in the non-sales area of the Premises), means of electronic, telephonic, video, Internet, computer, or other technology-based system, whether existing now or developed in the future, that are taken at or made from the Premises (whether or not filled at the Premises) and all other such orders received or filled at the Premises, made from, received at, shipped from or shipped to any location within the radius set forth in Section 16.4 hereof.  Nothing in this Lease (including without limitation, the  foregoing) shall permit Tenant to sell, fill, order or offer for sale from the Premises any item through the Internet (or any other means) which is not permitted to be sold from the Premises under the sub-article “Use Of Premises”  set forth in Exhibit “B” of this Lease.  The term “Net Sales” as used in this Lease shall mean the gross sales of Tenant excepting therefrom only the following:

(a)

The selling price of all merchandise returned by customers initially purchased at the Premises and previously included within Net Sales and accepted for full credit, or the amount of discounts and allowances made thereon;

(b)

Goods returned to sources or transferred to another store or warehouse owned by or affiliated with Tenant;

(c)

Sums and credits received in the settlement of claims for loss of or damage to merchandise purchased at the Premises and previously included within Net Sales;

(d)

The price allowed on all merchandise traded in by customers purchased at the Premises and previously included within Net Sales and/or the amount of credit for discounts and allowances made in lieu of acceptance thereof;

(e)

Receipts from public telephones, stamp machines, public toilet locks or other vending machines solely for the use of Tenant's employees;

(f)

Business taxes, sales taxes, so-called luxury taxes, consumers' excise taxes, gross receipts taxes and other similar taxes now or hereafter imposed upon the sale of merchandise or services, but only if collected separately from the selling price of merchandise or services and collected from customers; and

(g)

Sales of fixtures, equipment or property which are not stock in trade.

All sales originating at or related to the Premises shall be considered as made and completed therein, even though shipping, bookkeeping and payment of the account may be transferred to another place for collection and even though actual filling of the sale or service order and actual delivery of the merchandise may be made from a place other than the Premises.  Each sale upon installments or credit, including “lay away” sales, shall be treated as a sale for the full cash price at the time of sale.  Net Sales shall also include any business interruption or loss of income insurance proceeds attributable to lost sales revenue received by Tenant with respect to the Premises.  Refunds of merchandise purchased by Tenant's customers on the Internet or by any

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other means shall not be deducted from Net Sales unless the initial sale was previously included in Tenant's Net Sales for the Premises.

ARTICLE 7

USE

7.1

Permitted Uses.

(a)

Tenant shall use the Premises solely for the purpose and under the trade name specified in Exhibit “B”, and Tenant shall not use nor permit the Premises to be used for any other purpose or purposes or under any other trade name whatsoever.  Tenant shall not change the use of the Premises from that set forth in Exhibit “B”.  Tenant further covenants and agrees that it will not use, nor suffer or permit any person or persons to use the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit “G” or Exhibit “H” or in violation of the laws of the United States of America, the State of Michigan, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Center.  Tenant, at its cost, shall comply with the provisions of Exhibit “G” and all laws, ordinances, regulations and requirements referenced in this Section 7.1(a), including, without limitation, all federal, state and local environmental laws, ordinances, regulations or requirements and the Americans with Disabilities Act as it may be amended from time to time (“ADA”).  Tenant shall indemnify and hold Landlord, UBS, TPI LP and TPI LLC harmless from Tenant's failure to comply with this Section 7.1(a), including without limitation, any failure by Tenant to comply with the ADA except to the extent of the negligence or willful misconduct of Landlord, or its agents, servants or employees.  Tenant shall, at Tenant's expense, procure any and all governmental licenses and permits required for Tenant's Use of Premises set forth in Exhibit “B” and shall at all times comply with all requirements of each such license or permit.

(b)

Tenant shall not conduct or operate its business in any manner which could jeopardize or increase the rate of any fire or other insurance or so that the same shall constitute a nuisance to or interfere with the other property of Landlord or its business or the property or business of other tenants of the Center.  Tenant shall not display or sell merchandise, or allow carts, portable signs, devices or any other objects to be stored or to remain outside the defined exterior walls or roof and permanent doorways of the Premises, or hallways except that Tenant shall be permitted to use the Patio Area to serve food and beverages, subject to the terms of this Lease.  Any sign placed by Tenant, which may be permitted hereunder, shall be kept by Tenant safe and secure and conforming to the requirements of the local governing body having jurisdiction over the Center and the requirements of Exhibit “F”.  No satellite dish, aerial or antenna shall be erected on the roof or exterior walls of the Premises without, in each instance, the prior written consent of Landlord which consent shall not be unreasonably withheld.  Any satellite dish, aerial or antenna so installed without such written consent shall be subject to removal by Landlord at Tenant's cost, without notice at any time.  In no event shall any of Tenant’s electronic or other equipment at any time interfere with any radio, microwave, or any other equipment of Landlord or any other tenant or occupant of the Center, or interfere with any other occupant’s use of its premises or any systems or services provided at the Center.  If it is reasonably determined by Landlord that such equipment is causing any such interference, Tenant shall immediately cease the operation of the such equipment until the interference can be fully remedied by Tenant (at Tenant’s sole cost and expense) to Landlord’s satisfaction.  In addition, Tenant shall not solicit in any manner in any of the automobile parking and common areas of the Center.

(c)

Tenant shall cause all deliveries, loading, unloading and services to the Premises to occur prior to 10:00 A.M. of each day and all deliveries shall be at the rear of the Premises.  In no event shall Tenant accept or permit deliveries in the front of the Premises.  Tenant shall prevent delivery trucks or other vehicles servicing the Premises from parking or standing in service areas for undue periods of time.  Landlord reserves the right to further reasonably regulate the activities of Tenant in regard to deliveries and servicing of the Premises, and Tenant agrees to abide by such further reasonable rules and regulations of Landlord.

(d)

Tenant recognizes that the success of the Center as a whole depends on the quality of merchandise maintained by Tenant in the Premises.  As a material consideration by Landlord to enter into this Lease, Tenant will at all times maintain the quality of merchandise consistent with a first-class community shopping center.

(e)

If Landlord, in its reasonable judgment, determines that Tenant’s use of the Premises has generated or is likely to generate excessive or offensive odors or otherwise adversely impact the Center, other tenants and occupants, the surrounding property owners, or business

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invitees or licensees of the Center, then, promptly following Landlord’s notice to Tenant, Tenant shall, at Tenant’s sole cost and expense, implement measures or purchase, install, construct, maintain, repair and replace such improvements and equipment as shall be required to mitigate the nuisance or potential nuisance.  The type and adequacy of such mitigating measures shall be reasonably determined by Landlord and communicated to Tenant by written notice.

(f)

Take Out Parking.  Tenant, at Tenant’s sole cost and expense, subject to governmental laws and ordinances and the terms and conditions set forth herein, shall have the option during the Take-out Parking Hours, of designating up to three (3) non-exclusive parking spaces for ten (10) minute parking in the area labeled as Take-out Parking on Exhibit “A” hereto.  The “Take-out Parking Hours” begin at 11:00 a.m. and shall end at 2 p.m. and begin again at 4 p.m. and end at 10 p.m. daily.  In the event that any other occupant of the Center makes a legitimate claim that Tenant’s “take out” parking spaces are in violation of any agreement encumbering the Premises, which agreement existed as of the Effective Date of this Lease, Tenant shall in good faith, at its sole cost and expense, and in compliance with applicable cure periods, if any, under such existing agreement, work with such party to resolve the claim and to take remedial action to address any such violation.  The remedial action to cure the violation may include:  (i) changing the signage designating the space; (ii) using only moveable signage, which can be removed during Tenant’s non-business hours; (iii) relocating some or all of the “take out” parking spaces; (iv) reducing the number of “take out” parking spaces; or (v) if required to cure the violation in Landlord’s reasonable judgment, eliminating the “take out” parking spaces.  Landlord has no obligation to police the use of the “take out” parking spaces and Tenant does not have the right to tow or ticket cars of customers of the Center that may park in the “take out” parking spaces.

7.2

Liquor License.  On or before the Rental Commencement Date, the Tenant shall obtain a liquor license (the “Liquor License”) permitting Tenant throughout the Lease Term to serve beer, wine, liquor and other alcoholic beverages for on-premises consumption in the Premises seven (7) days per week (until at least 1:00 A.M.), subject to and in accordance with all applicable provisions of law and this Lease.  Tenant shall use all reasonable efforts and diligence to maintain the Liquor License in full force and effect and good standing.  Tenant’s ability to obtain an alcoholic beverage license for a full-service bar, for the Premises shall be a condition precedent to Tenant’s obligations to proceed with this Lease.  Landlord agrees to reasonably cooperate with Tenant (without cost or liability to Landlord), including but not limited to, executing such documents and joining in such applications as may be required of the owner of the Center, in order for Tenant to obtain the Liquor License.  If, despite the use of Tenant’s best efforts to obtain such license, Tenant fails to obtain any the Liquor Licenses or verify that upon completion of Tenant’s Work, such license shall be issued in due course, on or before the later of the delivery date or that date which is four (4) calendar months from the execution and delivery of this Lease, Tenant shall so notify Landlord in writing of such failure specifying in detail the reason(s) therefor.  Landlord shall have sixty (60) days from receipt of such notice from Tenant to try to obtain such permits and Tenant shall fully cooperate with Landlord in such endeavor.  If Landlord fails to obtain the license within such sixty (60) days then at any time thereafter either party shall have the right to cancel this Lease by written notice to the other, in which event the parties shall be released of any further liability under this Lease.

7.3

Sale of Liquor.  Provided that the Tenant (i) succeeds in obtaining the Liquor License as aforesaid, (ii) complies with all federal, state, municipal and other governmental laws, regulations and rules with respect to the sale of liquor and all alcoholic beverages as aforesaid, and (iii) complies with applicable provisions of this Lease, the Landlord agrees that, subject to and without derogating from the other provisions of this Lease, that the Tenant shall have the right to sell liquor at retail for consumption within the Premises, subject to and in accordance with all applicable provisions of the Liquor License.

7.4

Liquor Insurance.  Without limiting the generality of other provisions of this Lease regarding insurance coverage to be maintained by the Tenant, for such period of time as the Tenant shall serve liquor or other alcoholic beverages, the Tenant agrees to maintain with a responsible and qualified insurance company reasonably approved by the Landlord, and with minimum combined limits of at least the minimum limits of insurance specified in Section 9.2 plus minimum limits of coverage of at least $5,000,000.00 with a deductible at such levels as Tenant in its good faith business judgment determines at any time and from time to time under an umbrella policy covering excess “liquor law” liability, or such higher limits as the Landlord may from time to time request provided such higher limits are then customarily being carried by first-class restaurant operations in the City of Novi selling beer, wine and other alcoholic beverages, the broadest available so-called liquor law liability insurance (sometimes also known as “dram shop” insurance) policy or policies, which shall insure the Tenant and the Landlord (disclosed or undisclosed), and all those claiming by, through or under the Landlord, adequately in the Landlord’s good faith judgment, against any and all

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claims, demands or actions for personal and bodily injury to, or death of, one person or multiple persons in one or more accidents, and for damage to property, as well as for damages due to loss of means of support, loss of consortium, and the like, including, without limitation, any claims mentioned in the indemnity under Section 9.1; so that at all times the Landlord will be fully protected against any claims that may arise by reason of or in connection with the sale and dispensing of liquor and alcoholic beverages in and from the Premises.  Certificates of such insurance shall at all times be deposited with the Landlord showing current insurance in force; and all such policies shall name the Landlord and Landlord’s Designees as additional insureds and shall provide that such policies shall not be cancelled or the coverage reduced without at least ten (10) days’ prior written notice to the Landlord, and such certificate shall evidence the same.

7.5

Security Measures.  The Tenant covenants and agrees to exercise good faith efforts to maintain order in and around all portions of the Premises within Tenant’s control, and if auxiliary personnel shall reasonably be required to maintain such order the same shall be provided by and at the expense of the Tenant (with the Tenant first having received the Landlord’s written approval of the identity and number of such personnel as well as the times when the same are to be used and the locations at which such personnel are to be stationed) whenever reasonably requested by the Landlord, and if Tenant in its good faith business judgment concurs that such auxiliary personnel are reasonably required.  The Tenant shall use reasonable efforts to avoid improper or offensive conduct, occurring in the Premises, the Tenant acknowledging that the same would be extremely deleterious to the continued well-being and functioning of the Center; and the Tenant agrees to take any reasonable steps (after notice thereof) in order to insure compliance with the foregoing provisions and to insure that liquor and alcoholic beverages served in or from the Premises are not consumed outside such areas within the Premises as are permitted by the Liquor License and under applicable provisions of law and this Lease.  In no event will the Premises be used, in whole or in part, as a discotheque, although Landlord acknowledges that as part of its operation as a casual full service sit down restaurant, Tenant may operate a full service bar area.

ARTICLE 8

UTILITIES

8.1

Utilities Installation.   Landlord agrees that it will cause to be made available to Tenant upon the Premises facilities for the delivery to and distribution within the Premises of water, power, electricity and telephone service, and for the removal of sewage from the Premises, all as provided in Exhibit “C”.  Tenant agrees to use such utilities with respect to the Premises.

8.2

Payment of Utility Cost.   Tenant agrees, at its own expense, to pay for all water, power, gas, electric current, telephone and all other similar utilities used by Tenant on the Premises (including, without limitation, all sales, use and other taxes imposed thereon by any governmental authority) from and after the earlier of:  commencement of Tenant's Work or delivery of possession of the Premises to Tenant with Landlord’s Work substantially complete.  Tenant agrees to provide, at Tenant's sole cost and expense, any check meters of the type required by Landlord.  In the event that any utilities are furnished by Landlord, whether sub-metered or otherwise, then and in that event Tenant shall pay Landlord for such utilities, including an administrative charge for Landlord's supervision of such utilities and reimbursement for penalties for usage or other surcharges imposed by any utility company provided that such penalties are not the result of Landlord’s late payment of such utilities.  At Landlord's option, Landlord may estimate Tenant's utility costs for each calendar year, in which event, Tenant shall pay to Landlord in monthly installments one-twelfth (1/12th) of the annual estimate on the first (1st) day of each calendar month.  Landlord may adjust the utility estimates charged to Tenant at the end of any calendar quarter on the basis of Landlord's experience and reasonably estimated costs.  Following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired, certified as correct by an authorized representative of Landlord, showing the total utility expenses for the preceding calendar year, the amount of Tenant's share of such utility expenses, and the payments made to Tenant with respect to the calendar year set forth above.  If Tenant's share of the utility expenses exceeds Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement.  If such payments exceed Tenant's share of such utility expenses, Tenant shall be entitled to credit the excess against payments for utility expenses next thereafter to become due Landlord as set forth above.  Failure of Tenant to pay any of the charges required by this Article to be paid when due shall constitute a material default under the terms of this Lease.

8.3

Utility Deregulation.

(a)

Further Deregulation.  Upon deregulation of any utility, Tenant agrees to pay for such utilities supplied to the Premises at the rate prevailing for Tenant's class of use as

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established by the company or companies chosen by Landlord, or Landlord's designee, in their sole and absolute discretion provided such rates are reasonably competitive for the service provided.  If legally permissible, Landlord, at any time, and from time to time, reserves the right to change utility providers.  Tenant further agrees to pay its pro rata share of reasonable attorneys' fees and consultant fees incurred by Landlord in securing a company or companies to supply utilities, as well as any fees for equipment installation, maintenance or repair and any exit fees or stand cost charges.

(b)

At Landlord's option, the utilities shall be measured either by meter or by survey of Tenant's capacity, assuming capacity would be fully utilized during normal business hours.  Tenant shall be billed monthly for its share of utility expenses.  Tenant may, at its own expense, have an auxiliary meter installed in the Premises in a location acceptable to Landlord.  However, upon surrender of the Premises, Tenant shall remove the auxiliary meter and repair the damage caused by removal, unless otherwise notified by Landlord in writing not to remove the meter.

8.4

No Liability.   Except for Landlord's negligence and as set forth below, Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold any rent or any other sums due pursuant to the terms of this Lease.  Landlord shall not be liable for any failure or interruption of any utility unless such failure or interruption continues for a period in excess of forty-eight (48) hours from and after Tenant’s notice to Landlord of such failure or interruption, is shown by Tenant to be directly attributable to the negligence or intentional acts of Landlord, its agents or employees, or unless Landlord is providing the utility services which are interrupted and Landlord, after notice of the interruption from Tenant, fails to act reasonably and promptly to restore the interrupted utility service.  In the event of any such interruption or failure of any utility service described above, Tenant’s sole remedy shall be the equitable abatement of the Minimum Annual Rent and charges under the Lease calculated on the number of square feet in the Premises commencing on the expiration of such forty-eight (48) hours and continuing for the duration of the interruption or failure.

ARTICLE 9

INDEMNITY AND INSURANCE

9.1

Indemnification and Waiver.  Except to the extent of the negligence or willful misconduct of the Landlord, its designated agents, servants or employees, to the fullest extent permitted by law, Tenant agrees that Landlord and Landlord's agents including Landlord's managers, members and partners, UBS Realty Investors LLC, a Massachusetts limited liability company (“UBS”), TPI REIT Operating Partnership LP, a Delaware limited partnership (“TPI LP”), TPI REIT Operating Partnership GP LLC, a Delaware limited liability company (“TPI LLC”), Landlord’s managing agents, General Growth Properties, Inc., and General Growth Management Inc., (hereinafter collectively referred to as “GGP”), and M.S. Management Associates, a Delaware corporation (“MSMA”) officers, servants and employees shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person from the Effective Date or such earlier date that Tenant obtains access to the Premises, from any cause whatsoever, related to the use, occupation or enjoyment of the Premises or the operation of business therein or therefrom by Tenant or any person thereon or holding under Tenant including, without limitation, damages resulting from any labor dispute, except to the extent of the negligence or willful misconduct of the Landlord, its designated agents, servants or employees.  To the fullest extent permitted by law, Tenant shall protect, defend, indemnify and hold Landlord, its managers, members and partners, UBS, TPI LP, TPI LLC, GGP and MSMA and their officers, servants and employees harmless from all liability whatsoever including, without limitation, claims, loss, proceedings, damages, causes of action, real or claimed damage or injury arising from or in connection with, or caused by (i) any act, omission or negligence of Tenant, its subtenants, contractors, licensees, agents, servants, or employees wheresoever the same may occur; (ii) any use of the Premises or Center, or any accident, injury, death or damage to any person or property occurring in or about the Premises or any part thereof, and any service delivery facilities or any other portion of the Center used by Tenant; or (iii) any liens, claims and demands related to any repairs or alterations (including, without limitation, Tenant's Work) which Tenant, may make upon the Premises, but Tenant shall not be liable for damage or injury to the extent occasioned by the negligence or willful misconduct of Landlord and its designated agents, servants or employees, unless the same is covered by insurance Tenant is required to provide.  This obligation to indemnify shall include the reasonable costs of legal counsel (selected by Landlord in its sole discretion), investigation costs, court costs, and all other reasonable costs, expenses and liabilities incurred by Landlord or its counsel in connection with any and all claims of damage.  The indemnity by Tenant set forth in this Section 9.1 and all other indemnities by the Tenant in the Lease, shall survive the

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expiration or the earlier termination of this Lease until any claim, action, or cause of action is fully and finally barred by the applicable statute of limitations.  To the extent such loss or damage is covered by insurance,  Landlord and Tenant each hereby waive any rights one may have against the other, and Tenant waives all rights it may have against any of the parties to any REA(s), on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective properties and their successors, the Premises or their contents, or to other portions of the Center arising from any risk generally covered by fire and extended coverage insurance or from vandalism, malicious mischief or sprinkler leakage to the extent occasioned by the negligence or willful misconduct of Landlord and its designated agents, servants or employees, unless the same is covered by insurance Tenant is required to provide.  Each party shall cause its insurance companies insuring such losses, to waive any right of subrogation against the other party, and Tenant shall cause its insurance companies to waive any right of subrogation which such insurers may have against any of the parties of any REA(s) and their successors.  The foregoing waivers of subrogation shall be operative provided that no policy of insurance required herein is invalidated thereby.

9.2

Tenant's Insurance Obligation.   Tenant further covenants and agrees that it will carry and maintain during the entire Lease Term hereof, at Tenant's sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided:

(a)

Worker's Compensation.  Worker's Compensation with a minimum not less than prescribed by state law.

(b)

Commercial General Liability Insurance.  Commercial General Liability Insurance applying to the use and occupancy of the Premises and Center or any part thereof or adjacent to, and the business operated by Tenant or any other occupant of the Premises in an amount not less than Two Million and 00/100 Dollars ($2,000,000.00) combined single limit (CSL) bodily injury and property damage per occurrence.  Such insurance shall provide owner's (i.e. Tenant's), contractor's protective, and broad form property damage coverage.  Such insurance shall cover all bodily injury, property damage, products liability, cross-liability, personal injury, (including death resulting therefrom) however occasioned occurring during the Lease Term and any holdover period, products and completed operations coverage and broad form contractual liability coverage insuring Tenant's indemnity obligations under the Lease.  Such coverage shall also contain endorsements:  (i) deleting any employee exclusion on personal injury coverage and (ii)  including employees as additional insureds.  All such insurance shall provide for severability of interests, shall provide that an act or omission of one of the additional insureds shall not reduce or avoid coverage to the other additional insureds and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose in whole or part during the policy period).  Fire damage insurance shall be maintained in the amount of Fifty Thousand and 00/100 Dollars ($50,000.00) or such higher amount deemed reasonable by Landlord.

(c)

Commercial Automobile Liability Insurance.  Commercial Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment owned, hired and non-owned in the following minimum amounts:  Bodily Injury and Property Damage, each occurrence, combined single limit of One Million and 00/100 Dollars ($1,000,000.00).

(d)

Plate Glass.  Tenant shall be responsible for the maintenance of the plate glass on the Premises, but shall have the option either to insure the risk pursuant to Section 9.2(e) or to self insure the same which shall obligate Tenant to be personally liable for any claim, loss or damage related thereto.

(e)

Tenant Improvements.  Insurance covering all of Tenant's Work as referenced in Exhibit “C”, Tenant's leasehold improvements, alterations or additions permitted under Article 11 hereof, Tenant's trade fixtures, merchandise and personal property from time to time in, on or upon the Premises, in an amount not less than ninety percent (90%) of their full replacement cost, without depreciation, from time to time during the Lease Term, providing protection against any peril included within the classification “Fire and Extended Coverage”, together with insurance against sprinkler damage, vandalism and malicious mischief and such other additional perils as covered in a Special Form policy (formerly known as “all risks”) standard insurance policy.  Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 18 hereof, whereupon any proceeds of insurance covering Tenant's permanent leasehold improvements and any alterations or additions permitted under Article 11 hereof shall be payable to Landlord, but excluding all furniture, fixtures and equipment.

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(f)

Alcohol.  In the event Tenant is specifically authorized to sell, permit or provide alcohol pursuant to Exhibit “B”, subarticle entitled “Use of Premises”, as a condition thereto, Tenant shall obtain an alcohol liability insurance policy (“Liquor Liability”) with a limit of not less than One Million and 00/100 Dollars ($1,000,000.00), which policy names Landlord and Landlord's representative as additional insureds and which policy is subject to the review and approval of Landlord and Landlord's lenders or mortgagees.

(g)

Business income (formerly called “business interruption”) and extra expense insurance in amounts sufficient to cover Minimum Annual Rent and additional rent due under the Lease for twelve (12) months.

(h)

Tenant shall procure and maintain in full force and effect insurance on all heating and cooling equipment, boilers and other pressure vessels and systems, whether fired or unfired, installed by Tenant (or the prior tenant) pursuant to Exhibit “C” and located in or serving the Premises; and, if said objects, and damage that may be caused by them or result from them, are not covered by Tenant's extended coverage insurance.

(i)

Employer’s liability insurance, with limits of not less than Two Million and 00/100 Dollars ($2,000,000.00) per occurrence.

9.3

Policy Requirements.   All policies of insurance required to be carried by Tenant shall be issued by insurance companies with a general policy holder's rating of not less than A- and a financial rating of not less than Class XI as rated in the most current available Best's Insurance Reports and qualified to do business in the State of Michigan.  The Landlord, UBS, TPI LP, TPI LLC, GGP, MSMA, and Landlord's representative (“Landlord’s Designees”) shall be included as additional insureds on Tenant’s general liability policy under Section 9.2(b) and (c) hereof and as loss payees on Tenant’s property policy under Section 9.2(e) hereof, and, if requested by Landlord, Landlord's mortgagees or beneficiaries.  Executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord prior to delivery of possession of the Premises to Tenant and thereafter at least thirty (30) days prior to the expiration of the term of each such policy.  All public liability and property damage policies shall contain a provision that Landlord, Landlord's representative, UBS, GGP, MSMA, TPI LP, TPI LLC, and Landlord's mortgagees and beneficiaries, although additional insureds shall nevertheless be entitled to recovery under said policies for any loss occasioned to them, their servants, agents and employees by reason of any act or omission of Tenant or its servants, agents, employees or contractors.  As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent.  All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord at least ten (10) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amount of insurance.  All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.  Any deductible amounts under any insurance policies required to be carried by Tenant hereunder shall be subject to Landlord's prior written approval.

9.4

Increase in Coverage.  Intentionally Omitted.

9.5

Blanket Coverage.   Notwithstanding anything to the contrary contained in this Article, Tenant’s obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord, UBS, TPI LP, TPI LLC, GGP, MSMA, Landlord's representative, and Landlord's mortgagees or beneficiaries shall be additional insureds thereunder as their interest may appear; and that the amount of insurance carried and the type of coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth herein are otherwise satisfied.  Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Premises for which policies or copies of certificates thereof are not required to be delivered to Landlord.

9.6

Landlord's Insurance Obligations.   Landlord shall maintain in effect a policy or policies of insurance covering the building of which the Premises are a part, including the leasehold improvements included within “Landlord's Work” as referenced in Exhibit “C” (but not “Tenant's Work” as referenced in Exhibit “C”, Tenant's leasehold improvements, alterations or additions permitted under Article 11 hereof, Tenant's trade fixtures, merchandise or other personal property), in an amount of not less than eighty percent (80%) of its full replacement cost (exclusive of excavations, foundations and footings) during the Lease Term, providing protection against any peril

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generally included within the classification  “Fire and Extended Coverage” (and “Earthquake Insurance” and “Flood Insurance” if Landlord deems desirable), together with insurance against sprinkler damage, vandalism and malicious mischief and such further insurance as Landlord or Landlord's lender deems necessary or desirable.  Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance.  In the event Landlord carries insurance under a blanket policy, then the insurance allocation among shopping centers covered by such policy shall be determined according to standard industry practice.  At all times during the Lease Term, Landlord will maintain or cause to be maintained commercial general liability insurance covering the common area of the Center in an amount and with a deductible as Landlord reasonably determines is necessary for the Center and customary for properties comparable to the Center.

9.7

Insurance Use Restrictions.   Tenant shall not at any time during the Lease Term carry any stock of goods or do anything in or about the Premises which will tend to increase the insurance rates upon the building of which the Premises are a part.  Tenant shall pay to Landlord forthwith upon written demand the amount of any increase in premiums for insurance against loss by fire or any other peril normally covered by fire and extended coverage insurance that may be charged during the Lease Term on the amount of insurance to be carried by Landlord on the building of which the Premises are a part resulting from the foregoing or from Tenant doing any act in or about the Premises which does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of the Tenant.  If Tenant installs upon the Premises any electrical equipment which constitutes an overload on the electrical lines of the Premises, Tenant shall, at its own expense, make whatever changes or provide whatever equipment safeguards are necessary to comply with the requirements of the insurance underwriters and any governmental authorities having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading.  The parties acknowledge that, notwithstanding anything to the contrary contained in this Lease, to their actual knowledge as of the Effective Date (without duty to investigate) that the typical and customary operation of a business under the Use of Premises provided in Exhibit “B” hereof should not tend to increase the insurance rates upon the building of which the Premises are a part.

ARTICLE 10

TITLE RESTRICTIONS

10.1

This Lease is made subject to all matters of record including the REA(s) referred to in Article 2, now, or hereafter existing, as such documents have been, or may hereafter, be supplemented, implemented, modified, replaced or amended, it being understood that none of the aforementioned documents shall prevent Tenant from using the Premises for the purposes set forth in Exhibit “B”.  Tenant agrees that, as to its leasehold estate, it and all persons in possession or holding under it, will conform to and not contravene the provisions of said agreements and, within thirty (30) days after request therefor, shall execute and return to Landlord such documents in recordable form subordinating this Lease to the REA(s).  Landlord further agrees that the effect of future amendments to the aforementioned REA shall not unreasonably increase Tenant’s obligations nor unreasonably decrease Tenant’s rights under this Lease.

ARTICLE 11

TENANT'S RIGHT TO MAKE ALTERATIONS

11.1

Permitted Alterations.   Landlord agrees that Tenant may, at its own cost and expense and after giving Landlord at least thirty (30) days' prior notice in writing of its intention to do so, from time to time during the Lease Term, make such alterations, additions, and changes in and to the interior of the Premises (except those of a structural or electrical nature) as it may find necessary or convenient for its purposes, provided that the value of the Premises is not thereby diminished, and provided further that no alterations, additions or changes costing cumulatively in excess of Fifty Thousand and 00/100 Dollars ($50,000.00) in any twelve (12) month period, may be made without first procuring the prior written consent of Landlord to such alterations, additions or changes which consent shall not be unreasonably withheld or delayed.  In no event shall Tenant make any alterations, additions or changes to any storefront, electrical system or the exterior walls or roof of the Premises, nor shall Tenant erect any mezzanine or increase the size of same, if one be initially constructed, unless and until the written consent of Landlord shall first have been obtained, which consent may be granted or withheld in Landlord's sole and absolute discretion.  Tenant shall not make or cause to be made any penetration through the roof of the Premises without the prior

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written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute discretion.  Tenant shall not make any alterations, additions or changes which disturb or affect any asbestos containing material (“ACM”) located in, on or about the Premises without Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole and absolute discretion.  Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Article.

11.2

Manner of Construction.   All alterations, additions or changes to be made to the Premises shall be under the supervision of a competent licensed architect or competent licensed structural engineer and shall be made in accordance with plans and specifications with respect thereto, approved in writing by Landlord before the commencement of work. Failure of Landlord to disapprove any such plans and specifications within fifteen (15) business days of submission shall be deemed its approval of same.  Tenant, at its cost, shall obtain any and all permits and approvals required by any governmental law, ordinance or regulation for any alteration, addition or change to the Premises by Tenant or for Tenant’s Work but not for Landlord’s Work.  All work with respect to any alterations, additions or changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work.  Upon completion of any permanent alterations, additions or changes, Tenant agrees to cause a Notice of Completion to be recorded in the Office of the Recorder of the county in which the Premises are located in accordance with applicable law of the State of Michigan or any successor statute.  Such permanent alterations, additions or changes shall be considered as improvements and shall become an integral part of Premises upon installation thereof and shall not be removed by Tenant subject to Section 11.1 above.  All improvements to the Premises by Tenant including, but not limited to, light fixtures, floor coverings and partitions, and other items comprising Tenant's Work pursuant to Exhibit “C”, but excluding trade fixtures and signs, shall not be removed from the Premises.  Removal of any portion of Tenant's Work from the Premises shall, at Landlord's option, constitute a material breach and default under this Lease.  Any such alterations, additions or changes shall be performed and done strictly in accordance with the laws and ordinances relating thereto.  In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in such a manner as not to obstruct the access to the premises of any other occupant of the Center.

11.3

Construction Insurance.   In the event that Tenant shall make any permitted alterations, additions or changes to the Premises under the terms and provisions of this Article, Tenant agrees to carry “Builder's All Risk” insurance in an amount determined by Landlord covering the construction of such alterations, additions or changes, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such alterations, additions or changes shall be insured by Tenant pursuant to Section 9.2 immediately upon completion thereof.  Such insurance shall make Landlord and Landlord's representative, additional insureds and, if requested by Landlord, Landlord's mortgagees or beneficiaries, and shall be for the mutual and joint benefit and protection of Landlord, Tenant and Landlord's mortgagees or beneficiaries.

11.4

Refurbishment.  Following the initial construction of the Tenant’s Work, Tenant shall, at its sole cost and expense, refurbish the Premises to the extent deemed necessary by Landlord every five (5) years following the Rental Commencement Date.  Tenant shall submit plans to Landlord for the refurbishment of the Premises (or a detailed description of the scope of the refurbishment) on the date which is thirty (30) days preceding the end of sixty (60) full calendar months from the Rental Commencement Date.  Landlord and Tenant shall use reasonable efforts and act in good faith in order to mutually agree prior to the end of each five (5) year period of the scope of the refurbishment.  Tenant shall commence the refurbishment promptly upon Landlord’s written approval of Tenant’s final plans.  Thereafter, Tenant shall diligently pursue the refurbishment to completion.  The scope of the refurbishment shall not exceed that necessary to replace damages or stained floor and ceiling tiles; replace or repair damaged, soiled, stained or threadbare carpeting; and repainting of the interior of the Premises if necessary.  Tenant, at its cost, shall refurbish the Premises pursuant to approved plans.  Tenant shall complete the remodeling no later than the end of the sixty-first (61st) full calendar month from the Rental Commencement Date.

11.5

Telecommunications.   No private telephone systems and/or other related computer or telecommunications equipment or lines may be installed or modified without Landlord's prior written consent which shall not be unreasonably withheld.  If Landlord gives such consent, all equipment must be installed within the Premises in accordance with such conditions as Landlord may reasonably impose and used only by Tenant.  All telecommunications cabling and wiring shall be installed, repaired, maintained, and removed at Tenant's expense by an experienced and qualified contractor approved in writing in advance by Landlord.  All cabling and wiring shall be appropriately installed to prevent excessive electromagnetic fields or radiation and shall be

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surrounded by a protective conduit.  Tenant shall label all telephone, computer, or other data cabling at the time of installation and shall remove all such cabling at the expiration or earlier termination of this Lease, and restore the Premises and Center to the same condition as before such installation.  Tenant shall be responsible, at Tenant's expense, for any and all of Tenant's telephones, telecopiers, computers, telephone switching, telephone panels and related equipment.  Landlord makes no representation to Tenant regarding the condition, security, or suitability for Tenant's purposes of the cabling, wiring or equipment presently located within the Center.  Tenant shall protect, defend, indemnify, and hold harmless Landlord and Landlord's agents from and against any and all claims, damages, liabilities, cost and expenses of every kind and nature, including attorneys' fees, incurred by or asserted against Landlord arising out of or resulting from Tenant's installation, repair, maintenance or removal of telecommunications cabling or wiring, including but not limited to the costs of repair, the costs of handling complaints from other tenants in the Center, and any damages resulting from the interruption in service to other tenants in the Center.

ARTICLE 12

MECHANICS' LIENS

12.1

Tenant's Lien Obligations.   Tenant shall pay all costs for work done by it and for materials supplied for it respecting the Premises, and shall keep the Premises and the Center free and clear of all mechanics' liens and other liens on account of work done by or for Tenant or by or for persons claiming under it or on account of materials supplied for work by Tenant or persons claiming under it on the Premises.  Upon Landlord's request, Tenant shall immediately remove of record any lien by payment or recording an appropriate bond.  Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of contractors, subcontractors, laborers, materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it.

12.2

Contest of Lien.   If Tenant shall desire to contest any claim of lien (or if any such lien is actually filed), it shall furnish Landlord adequate security of the value or in the amount of the claim, plus estimated costs and interest or a bond of a responsible corporate surety in such amount, conditioned on the discharge of a lien or cause discharge by bonding.  If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same.  If Tenant fails to pay the judgment within fifteen (15) days of its entry, Landlord may pay the judgment for Tenant's account and the amount so paid together with reasonable attorney's fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees, upon demand, to pay the same with interest at the maximum lawful rate not to exceed eight percent (8%) per annum from the date of payment.

12.3

Right to Cure.   If Tenant's failure to pay causes a mechanics' lien claim and suit to foreclose the lien to be filed, and Tenant fails to give security to protect the property and Landlord against such claims of lien, Landlord may, but shall not be required to, pay said claim and any related costs.  The amount paid by Landlord together with any related reasonable attorneys' fees shall be immediately paid by Tenant to Landlord, with interest at the maximum lawful rate per annum from the date of payment.

12.4

Notice.   Should any claim of lien regarding work done by Tenant or for Tenant be filed against the Premises or the Center or any action affecting the title to such property be commenced, upon receiving notice of such lien or action, Tenant shall forthwith give notice thereof to Landlord.

12.5

Inspection.   Landlord or its representative shall have the right to go upon and inspect the Premises at all reasonable times, and shall have the right to post and keep posted thereon notices as permitted or provided by law or which Landlord may deem to be proper for the protection of Landlord's interest in the Premises.  Tenant shall, before the commencement of any work which might result in any lien on the Premises or the Center, give to Landlord written notice of its intention to do so in sufficient time to enable Landlord to file and record such notices.

ARTICLE 13

SIGNS

13.1

Tenant shall not affix or maintain upon the glass panes or supports of the show windows, nor within thirty-six inches (36”) of any window, nor upon the doors, roof or exterior walls of the Premises, any signs, advertising placards, names, insignia, trademarks, descriptive material or any other similar item or items except those which shall have been approved in writing, in advance, by Landlord including, but not limited to, approval of size, type, color, location, copy, nature and

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display qualities.  All signs erected by Tenant shall comply with the provisions of Exhibit “F” as well as any and all applicable laws, rules, regulations and ordinances of any governmental authorities having jurisdiction.  In addition, no device or advertising medium shall be utilized by Tenant the sound or effect of which extends beyond Tenant's Premises including, without limitation, flashing lights, searchlights, loudspeakers, phonographs, radios or television.  Tenant shall not display, paint or place or cause to be displayed, painted or placed, any handbills, bumper stickers or other advertising devices on any vehicle parked in the parking area of the Center, whether belonging to Tenant, Tenant's agents or to any other person; nor shall Tenant distribute, or cause to be distributed in the Center, any handbill or other advertising devices.  In no event may Tenant display any banners of any size or kind in the interior or exterior of the Premises without Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole discretion.  In addition to the amount pursuant to Section 33.23 hereof, failure by Tenant to comply with this Section 13.1 within three (3) days of written notice of such failure shall constitute a default and material breach under this Lease.  Such notice period shall be in lieu of any other notice period in this Lease.

ARTICLE 14

TRADE FIXTURES AND PERSONAL PROPERTY

14.1

Ownership.   Any trade fixtures, signs and other personal property of Tenant not permanently affixed to the Premises shall remain the property of Tenant, and Landlord agrees that Tenant shall have the right, as set forth in Section 11.2 hereof, at any time, and from time to time, to remove any and all of its trade fixtures, signs and other personal property which it may have stored or installed in the Premises including, without limitation, counters, shelving, showcases, mirrors and other movable personal property.  Nothing contained in this Article shall be deemed or construed to permit or allow Tenant to remove so much of such personal property, without the immediate replacement thereof with similar personal property of comparable or better quality, as to render the Premises unsuitable for conducting the type of business described in Exhibit “B”.  Tenant, at its expense, shall immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures, signs, and other personal property, and upon expiration or earlier termination of this Lease, Tenant shall leave the Premises in a neat and clean condition and free of debris.  All trade fixtures, signs, and other personal property installed in or attached to the Premises by Tenant must be new or of like new quality when so installed or attached.

14.2

Removal.   If Tenant fails to remove any of its trade fixtures, furniture and other personal property upon expiration or the earlier termination of this Lease, Landlord may at Landlord's option retain all or any of such property, and title thereto shall thereupon vest in Landlord without compensation to Tenant, or Landlord may remove from the Premises and dispose of, in any manner, all or any portion of such property without compensation to Tenant.  In the latter event, Tenant shall, upon demand, pay to Landlord the actual expense of such removal and disposition and the repair of any and all damage to the Premises resulting from or caused by such removal.

14.3

Personal Property Taxes.   Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, as well as upon its trade fixtures, merchandise and other personal property in or upon the Premises.  In the event any such items of property are assessed with property of Landlord, such assessment shall be divided between Landlord and Tenant to the end that Tenant shall pay only its equitable portion of such assessment as determined by Landlord.  No taxes, assessments, fees or charges referred to in this paragraph shall be considered real property taxes under the provisions of Section 5.7 hereof.

14.4

Landlord’s Lien.   If Tenant desires to either lease or purchase certain trade fixtures, furniture, equipment or other personal property (the “Personal Property”), which Personal Property Tenant plans to install in the Premises, and the lessor or lender (“Secured Party”) requires the subordination of any security interest by Landlord in such Personal Property, Landlord will agree to do so pursuant to the terms of Landlord’s standard form of written agreement  which:  (i) lists in detail all such Personal Property; (ii) requires the Secured Party to be accompanied by a representative of Landlord during repossession of or other removal of the Personal Property from the Premises; (iii) the Tenant and the Secured Party, jointly and severally, agree at their sole expense at the time of the removal or repossession of the Personal Property, to repair any and all damage to the Premises caused by such removal or repossession; (iv) Tenant and/or the Secured Party shall deliver to Landlord at least fifteen (15) days’ prior written notice of its or their intention to remove any of the Personal Property from the Premises; (v) upon the termination of the Lease, Tenant and/or the Secured Party shall remove the Personal Property from the Premises subject to the terms and provisions of the Lease; (vi) provides that in the event Tenant and/or the Secured Party fails to

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remove the Personal Property at the expiration or earlier termination of the Lease, Landlord may, without incurring any liability, remove the Personal Property from the Premises and either discard or store same at the joint and several expense of Tenant and/or the Secured Party; (vii) requires payment by Tenant of the attorney’s fees incurred by Landlord in connection with the preparation, review and negotiation of such written subordination; and (viii) provides that Tenant and the Secured Party agree that Landlord shall not be liable for any costs, expenses, damage or liability of any kind for injury to or death of persons or damage to property of Tenant or any other persons by reason of Tenant’s or the Secured Party’s removal and/or repossession of all or any portion of the Personal Property.  Tenant and the Secured Party further agree to indemnify, defend and hold Landlord harmless from and against any and all actions, claims, damages and expenses including, but not limited to, reasonable attorney’s fees and costs arising from or in connection with the Secured Party’s and/or Tenant’s removal or repossession of the Personal Property from the Premises.

ARTICLE 15

ASSIGNMENT, SUBLETTING AND FINANCING

15.1

Restrictions.

(a)

Landlord and Tenant agree that the Center consists of an interdependent group of retail enterprises and that the realization of the benefits of this Lease, both to Landlord and Tenant, is dependent upon Tenant's creating and maintaining a successful and profitable retail operation in the Premises and that the “tenant mix” of the Center is vital to the realization of the benefits of this Lease, both to Landlord and Tenant.  Landlord and Tenant further acknowledge that the character and quality of Tenant's operation and of the Center will be enhanced by Tenant's use of its best efforts, for a reasonable period of time, to establish a successful character and image.  Landlord and Tenant further acknowledge that one (1) year is a reasonable period of time for attempting to achieve the above-stated goal.  Accordingly, as a material inducement for Landlord to enter into this Lease and as a matter specifically bargained for between Landlord and Tenant, Tenant agrees that, for a period of one (1) year from the date on which Tenant opens for business to the public in the Premises, Tenant shall not transfer, assign, sublet, enter into franchise, license or concession agreements, change ownership or voting control, mortgage, encumber, pledge or hypothecate all or any part of this Lease, Tenant's interest in the Premises or Tenant's business (collectively “Transfer”) without first procuring the written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion and to which no test of reasonableness shall be applied except for Transfers which do not require Landlord’s consent under Section 15.7 hereof.  After the expiration of this one (1) year period, Landlord's consent to any Transfer shall not be unreasonably withheld in accordance with the terms, covenants and conditions contained in this Lease and including the right of Landlord to elect to terminate this Lease as provided in Section 15.2.  Any attempted or purported Transfer without Landlord's express prior written consent shall be voidable at the option of Landlord and shall constitute a material breach and incurable default on the part of Tenant hereunder.

Further, any such attempted or purported Transfer shall entitle Landlord to immediately terminate this Lease and all further obligations of Landlord hereunder.  A consent to one (1) Transfer by Landlord shall not be deemed to be a consent to any subsequent Transfer to any other party.  No Transfer of this Lease, or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant, any Guarantor or any other person liable for all or any portion of the Tenant's obligations from liability under this Lease.

(b)

After the one (1) year period described above, the consent of Landlord required hereunder shall not be unreasonably withheld (except as set forth in Section 15.7 hereof); provided, however, that Landlord and Tenant agree that it shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer for any of the following reasons, which are not exclusive:

(i)

A conflict of the contemplated use of the Premises by the proposed transferee, assignee, or sublessee (hereinafter referred to as the “Transferee”) with the “Use of Premises” clause contained in Exhibit “B”;

(ii)

The financial worth and/or financial stability of the Transferee is or may become, insufficient to operate the business to be conducted in the Premises and to support all of the financial and other obligations of the Lease;

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(iii)

A Transferee whose reputation (or that of any of its affiliates) would have an adverse effect upon the reputation of the Center or the other businesses located therein;

(iv)

The Percentage Rent that would be reasonably anticipated from the sales of the Transferee would reasonably be expected to be substantially less than that of Tenant hereunder;

(v)

A Transferee who would breach any covenant of Landlord respecting radius, location, use or exclusivity in any other lease, financing agreement, or other agreement relating to the Center;

(vi)

Tenant is in default or has been in default beyond any applicable cure period pursuant to this Lease;

(vii)

The nature of the Transferee's proposed or likely use of the Premises would involve any increased risk of the use, release, disposition or mishandling of Hazardous Materials;  or

(viii)

The Transferee is not likely to conduct on the Premises a business of a quality substantially equal to that conducted by Tenant.

15.2

Procedure for Transfer.

(a)

Should Tenant desire to make a Transfer hereunder, Tenant shall, in each instance, give written notice of its intention to do so to Landlord at least thirty (30) days prior to the effective date of any such proposed Transfer, specifying in such notice whether Tenant proposes to assign or sublet, or enter into license, franchise or concession agreements, and the proposed date thereof, and specifically identifying the proposed Transferee, the net worth and previous business experience of the proposed Transferee including, without limitation, copies of the proposed Transferee's income statements for the immediately preceding two (2) years, tax returns for the immediately preceding two (2) years, balance sheet and statement of changes in financial position (with accompanying notes and disclosures of all material changes thereto) in audited form, if available, and certified as accurate by the proposed Transferee.  Such notice shall be accompanied, in the case of subletting, license, franchise or concession agreement, by a copy of the proposed sublease, license, franchise or concession agreement or, if same is not available, a letter of commitment or a letter of intent and in the case of a sale of the business, by a copy of the proposed sale and financing agreements.  Landlord shall, within thirty (30) days after its receipt of such notice of a proposed Transfer from Tenant, by mailing written notice to Tenant of its intention to do so:  (i) pursuant to Section 15.1(b), withhold consent to the Transfer; or (ii) consent to the Transfer.

(b)

If Landlord denies its consent to the proposed Transfer pursuant to Section 15.1(b), and if Tenant shall so request in writing, Landlord shall provide to Tenant a statement of the basis on which Landlord denied its consent within thirty (30) days after the receipt of Tenant's notice.  Landlord and Tenant agree that Tenant shall have the burden of proving that Landlord's consent to the proposed Transfer was withheld unreasonably, and that such burden may be satisfied if Landlord fails to provide a statement of a reasonable basis for withholding its consent within a reasonable time after Tenant's request therefor.

(c)

Intentionally Omitted.

(d)

Tenant acknowledges and agrees that each of the rights of Landlord set forth in this Article 15 in the event of a proposed Transfer is a reasonable restriction on Transfer.  Landlord shall have no liability to Tenant or to any proposed Transferee in damages if it is adjudicated that Landlord's consent has been unreasonably withheld and such unreasonable withholding of consent constitutes a breach of this Lease or other duty to Tenant, the proposed Transferee or any other person on the part of Landlord.  In such event, Tenant's sole remedy shall be to have the proposed Transfer declared valid as if Landlord's consent had been duly and timely given (although Tenant shall be entitled to reasonable attorneys' fees if it is the successful party in such litigation, in accordance with Section 22.1 of this Lease).

15.3

Transfer Rent Adjustment.  Intentionally Omitted.

15.4

Required Documents and Fees.   Each Transfer to which Landlord has consented shall be evidenced by a written instrument in form satisfactory to Landlord, executed by Tenant and the Transferee under which the Transferee shall agree in writing for the benefit of Landlord to

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assume, perform and abide by all of the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord and the obligation to use the Premises only for the purpose specified in Exhibit “B”.  Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' and administrative fees incurred in conjunction with the processing of and documentation for each such requested Transfer, whether or not the Transfer is consummated, such attorney and administrative fees shall not exceed One Thousand and 00/100 Dollars ($1,000.00) per each requested Transfer.

15.5

Merger and Consolidation.  Intentionally Omitted.

15.6

Event of Bankruptcy.

(a)

If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or any similar or successor statute (“Bankruptcy Code”), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code.  Any and all monies or other consideration constituting Landlord's property under this Section 15.6 not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

(b)

Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment, including the obligation to operate the business which Tenant is required to operate pursuant to Exhibit “B”.

15.7

Other Transfers.  Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without the prior consent of Landlord, and without any increase in rent as a result thereof, to transfer this Lease to an entity which:

(a) is Tenant’s parent organization; or

(b) is a wholly-owned subsidiary of Tenant; or

(c) is a corporation or limited liability company of which Tenant or Tenant’s parent corporation or company owns in excess of fifty percent (50%) of the outstanding capital stock or membership interests; or

(d) as a result of a consolidation, merger or other reorganization with Tenant and/or Tenant’s parent company, shall own all the capital stock or membership interests of Tenant or Tenant’s parent company; or

(e) acquires all of the outstanding capital stock (or membership interests) of Tenant or all or substantially all of the assets of Tenant.

Any assignment or subletting pursuant to (a) through (e) above shall be subject to the following conditions:

(i)

Tenant shall remain fully liable for the performance of all the terms required to be performed by Tenant hereunder during the unexpired Lease Term;

(ii)

Any such assignment or sublease shall be subject to all of the terms of the Lease, including without limitation, the use clause and Trade Name provisions hereof;

(iii)

The assignee or sublessee shall have a Tangible Net Worth equal to or greater than that of Tenant as of the date of this Lease;

(iv)

Transferee assumes in a writing (satisfactory to Landlord) all of the terms and conditions contained in the Lease to be performed by Tenant;

(v)

Tenant is not in default of any provision of the Lease beyond any applicable cure period; and

(vi)

Tenant reimburses Landlord for all reasonable attorneys’ fees and administrative fees incurred by Landlord in connection with proposed transfer, not to exceed One Thousand and 00/100 Dollars ($1,000.00) in the aggregate for each requested transfer.

“Tangible Net Worth” shall mean the shareholders’ equity minus the value of intangible assets, such as goodwill, patents and trademarks.

15.8

Franchisees.  Notwithstanding the foregoing portion of this Article 15, Tenant shall, (subject to Landlord’s prior consent which shall not be unreasonably withheld or delayed) have the

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right to sublease the Premises to a Qualified Franchisee (defined below) of Tenant provided the following terms and conditions are satisfied:

(a) the proposed franchisee has fully satisfied all of Tenant's standard criteria for franchisees;

(b) the franchisee and Tenant have executed Tenant's standard franchise agreement;

(c) Tenant  furnishes Landlord with at least thirty (30) days written notice prior to the effective date of the sublease of the identity of the proposed franchisee and such notice is accompanied by evidence verifying that all of the terms and conditions of this Section are satisfied;

(d) Tenant has substantial experience operating franchised locations with a minimum of five (5) years of restaurant experience;

(e) Tenant is not in default of the Lease beyond the applicable notice and cure period;

(f) Tenant shall remain fully liable during the remainder of the Lease Term;

(g) any such sublease shall be subject to the terms, covenants and conditions of this Lease and any such sublessee shall expressly assume the obligations of the Tenant under this Lease by a document prepared by Landlord,

(h) Tenant has paid all amounts owed under Section 15.4 hereof in connection with such sublease;

(i) the Qualified Franchisee shall have a Tangible Net Worth in excess of $500,000.00 computed in accordance with generally accepted accounting principles, consistently applied.

The term “Qualified Franchisee” shall be defined as a franchisee of Troy Burgers, Inc. (or any wholly owned subsidiary thereof which provides such franchising program) in accordance with a bona fide and legally valid franchising program established under the trade name Bagger Dave’s providing adequate and ongoing training, supervision, and control over its franchisees.

ARTICLE 16

TENANT'S CONDUCT OF BUSINESS

16.1

Operating Covenant.   Tenant covenants and agrees that it will operate and conduct within the Premises, continuously and uninterruptedly during the Lease Term, the business which it is required to operate and conduct under the provisions hereof, except while the Premises are untenantable by reason of fire or other unavoidable casualty, or force majeure, and that it will at all times keep and maintain within and upon the Premises an adequate stock of merchandise and trade fixtures and have sufficient personnel to service and supply the usual and ordinary demands and requirements of its customers.

16.2

Operating Hours.   Commencing with the opening for business by Tenant in the Premises, and for the remainder of the Lease Term, Tenant shall remain open for business from no later than 10:00 a.m. until no earlier than 9:00 p.m. on Monday through Saturday and from no later than 10:00 a.m. until no earlier than 5:00 p.m. on Sunday, Christmas, Easter and Thanksgiving excepted.  Tenant further agrees to have its window displays, exterior signs and exterior advertising displays adequately illuminated continuously during those same hours.  It is agreed, however, that the foregoing provision shall be subject, as respects any business controlled by governmental regulations or labor union contracts, in its hours of operation to the hours of operation so prescribed by such governmental regulations or labor union contracts, as the case may be.

16.3

Rules and Regulations.   Tenant shall observe faithfully and comply with and shall cause its employees and invitees to observe faithfully and comply with reasonable rules and regulations governing the Center as may from time to time be reasonably promulgated by Landlord, which rules and regulations currently include the provisions of Exhibit “G”.

16.4

New Locations.   In recognition of the fact that this Lease provides for rent based, in part, upon a percentage of sales made by Tenant upon or from the Premises, which factor has been taken into consideration by Landlord in agreeing to the amount of Minimum Annual Rent specified in Article 2, Tenant agrees that it shall not, during the Lease Term, directly or indirectly own or operate any business similar to that for which the Premises are to be used or under a trade name similar to the trade name of the Premises, which business or trade name was not so owned or operated by Tenant or used by Tenant as of the Effective Date, within a radius of three (3) miles from the location of the Premises.

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16.5

Pest Control.   Tenant, at its cost, shall at all times keep the Premises free of pests.  Landlord may elect to implement a program of pest control and, in such event, Tenant hereby grants Landlord the right to enter the Premises and perform such spraying and/or inspections that Landlord deems appropriate, and Tenant shall reimburse Landlord for Tenant's share of the cost of such program through Article 19.  If Landlord does not elect to implement a pest control program, Tenant shall implement a program of pest control satisfactory to Landlord which may include, without limitation, (a) moving any furniture, fixtures, equipment or inventory during inspections and spraying by Tenant's exterminator; and (b) maintaining the Premises in a clean, trash-free and sanitary condition.  Tenant further acknowledges that Tenant's exterminator shall, in an environmentally safe way, perform inspections and/or spraying every two (2) weeks if Landlord deems such spraying necessary.  Prior to entering into a contract with an exterminator, Tenant shall submit the proposed contract to Landlord for Landlord's review and approval.  If Tenant fails to promptly and fully comply with this Section 16.5, Landlord shall have the right, but not the obligation, to enter the Premises to perform such spraying or inspections at Tenant's expense.  Performance of such work by Landlord shall not constitute a waiver of Tenant's default in failing to do the same nor shall it entitle Tenant to any damage for any injury or inconvenience occasioned thereby nor to any abatement of rent.  Tenant shall reimburse Landlord for any cost incurred by Landlord pursuant to this Section upon demand therefor.

16.6

Recycling Program.   Tenant, at its cost, shall participate in any and all recycling programs sponsored or implemented by Landlord as well as in any recycling programs in which Landlord is obligated to participate by law or if Tenant is otherwise required to do so pursuant to any federal, state or local law, rule or regulation.

16.7

Water and Energy Conservation.   Tenant shall participate in any and all water and energy conservation programs sponsored or implemented by Landlord for the Premises and/or Center, and in any such programs in which Landlord is obligated to participate by law, or if Tenant is required to do so pursuant to any federal, state or local law, rule or regulation.  The cost of compliance in any such program shall be borne by Tenant.

ARTICLE 17

REPAIRS AND MAINTENANCE

17.1

Tenant's Maintenance Obligations.

(a)

Tenant agrees at all times from and after delivery of possession of the Premises to Tenant, and at its own cost and expense, to repair, replace and maintain in good and tenantable condition the Premises and every part thereof to the demising lease lines including, without limitation, floor coverings, utility meters, pipes and conduits, all fixtures, cooling equipment installed by Tenant or a previous tenant pursuant to Exhibit “C”, and other equipment therein, the storefront or storefronts, all of Tenant's signs, locks and closing devices, and all window sash, casement or frames, doors and door frames, any gas lines which exclusively serve the Premises, and all items of repair, replacement, maintenance and improvement or reconstruction as may at any time or from time to time be required with respect to the Premises by any governmental agency having jurisdiction, but excluding the roof, exterior walls, structural portions of the Premises and structural floor.  All glass, both exterior and interior, shall be maintained at Tenant's sole cost and expense, and any glass broken shall be promptly replaced by Tenant with glass of the same kind, size and quality.  All storefront cleaning and repair shall be done when the Center is not open for business to the public, except in the event of an emergency.

(b)

Tenant agrees, that at Tenant’s cost, it will keep the Premises in a neat, clean and orderly condition and that all trash and rubbish generated by it shall be deposited within prescribed receptacles in designated service areas.  Tenant further agrees to cause such receptacles to be emptied and trash removed at its own cost and expense so as, on its part, to keep said service areas in a clean and orderly condition.  Notwithstanding the foregoing, Landlord may elect in its sole and absolute discretion to implement a rubbish removal program for the Center in which event Tenant shall pay its pro-rata share of such system through common area expenses in Article 19.

In addition to the other covenants of Tenant concerning maintenance of the Premises set forth in the Lease, Tenant shall, at its sole cost and expense:

(i)

Be responsible for promptly cleaning any spills or waste in the Center occasioned by off-premises consumption of food and other items sold by Tenant;

(ii)

Clean and wash daily all tables, chairs, dividers, fixtures, floor mats

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and furnishings used by Tenant with an approved detergent-disinfectant type of solvent to prevent build-up from food spills, dust, dirt and other substances (floor mats shall not be washed or cleaned outside the Premises in the common area);

(iii)

If found by Landlord to be necessary, install and operate mechanical, chemical or electrical insect traps approved by Landlord in writing as to location and type, to eliminate all insects, gnats and flies from the Premises;

(iv)

Cause trash containers to be emptied on a regular basis prior to their overflowing, substitute a replacement container during the time period when containers are being emptied, keep and maintain all trash containers in a clean and attractive condition and appearance at all times, and utilize three (3) millimeter polyurethane liner in all lined trash containers;

(v)

Utilize dumpsters or other disposal facilities provided by Landlord for the disposal of garbage and waste products;

(vi)

Cause signs (approved in advance by Landlord in writing) to be posted requesting patrons, invitees, and employees of Tenant to deposit waste in the trash containers;

(vii)

Cause its exterior trash containers and dumpsters to be emptied daily unless Tenant, at its expense, provides refrigerated trash storage; and

(viii)

Steam-clean all sidewalk areas within twenty-five (25) feet of the Premises as necessary, but not less than once each month, to remove all food particles, grease and residue.)

Tenant shall, within fifteen (15) days after the Rental Commencement Date, give Landlord written notice of Tenant's steam cleaning schedule and shall promptly notify Landlord in writing of any changes to such schedule; provided, however, Landlord may, at its option, elect to provide or contract for such service itself and bill Tenant for the cost of same.  The sum so billed to Tenant shall become immediately due to Landlord as additional rent.

17.2

Landlord's Maintenance Obligations.   Subject to the foregoing, Landlord shall keep and maintain in good and tenantable condition and repair the roof, exterior walls, structural parts and structural floor of the Premises and pipes and conduits outside the Premises for the furnishing to the Premises of various utilities (except to the extent that the same are the obligation of the appropriate public utility company);  provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligence or willful misconduct of Tenant, its servants, agents, employees or contractors, or anyone claiming under Tenant, or by reason of the failure of Tenant to perform or observe any conditions or agreements contained in this Lease, or caused by alterations, additions or improvements made by Tenant or anyone claiming under Tenant.  Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable to Tenant for failure to make repairs as herein specifically required of it unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of Tenant's written notification.  The provisions of any federal, state or local law providing for an offset of rent  or self-help are hereby specifically waived by Tenant.

17.3

Tenant’s Failure to Maintain.   If Tenant refuses or neglects to make repairs and/or maintain the Premises, or any portion thereof, including Tenant's storefront(s), in a manner which complies with the Lease, Landlord shall have the right, upon giving Tenant at least thirty (30) days prior written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant.  In such event, the cost of such work shall be paid by Tenant promptly upon receipt of bills therefor.  Upon any surrender of the Premises, Tenant shall redeliver the Premises to Landlord in good order, condition and state of repair, ordinary wear and tear excepted, and excepting such items of repair as may be Landlord's obligation hereunder.  Landlord may enter the Premises to ensure Tenant's compliance with the foregoing obligation and with all laws, ordinances, regulations and requirements of lawful authorities as required by Section 7.1 (a) and Section 33.20 hereof.

17.4

Definition of Exterior Walls.   As used in this Article, the expression “exterior walls” shall not be deemed to include storefront or storefronts, plate glass, window cases or window frames, doors or door frames, security grilles or similar enclosures.  It is understood and agreed that Landlord shall be under no obligation to make any repairs, alterations, renewals, replacements or improvements to or upon the Premises or the mechanical equipment exclusively serving the Premises at any time except as otherwise provided in this Lease.

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17.5

Right to Enter.   Tenant agrees to permit Landlord and its authorized representatives to enter the Premises at all times subject to at least forty-eight (48) hours prior written notice:  (a)  to examine the Premises;  (b)  to perform any obligation or exercise any right or remedy of Landlord under this Lease; (c)  for the purpose of making emergency repairs and during usual business hours for the purpose of inspecting the same; or (d) to confirm Tenant’s posting and/or compliance with any governmental permit, rating, or license related to health, safety, and/or food or beverages.  Tenant further agrees that Landlord may go upon the Premises and make any necessary repairs thereto and perform any work therein which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority, or the fire rating bureau or of any similar body, or that Landlord may deem necessary to prevent waste or deterioration in connection with the Premises if Tenant does not make or cause such repairs to be made or performed or cause such work to be performed after receipt of written demand from Landlord, and at least ten (10) days notice to cure by Tenant.  Nothing herein contained shall imply any duty on the part of Landlord to do any such work which under provisions of this Lease Tenant may be required to do, nor shall it constitute a waiver of Tenant's default in failing to do the same.  No exercise by Landlord of any rights herein reserved shall entitle Tenant to any damage for any injury or inconvenience occasioned thereby nor to any abatement of rent.  Landlord agrees to take reasonable steps to minimize any adverse impact on the operation of the business in the Premises as a result of Landlord’s entry on the Premises.

17.6

Grant of License.   Tenant hereby grants to Landlord such licenses or easements in, under or over the Premises or any portion thereof as shall be reasonably required for the installation or maintenance of mains, utilities (including, without limitation, any power or telephone duct banks, sanitary sewer facilities and storm drain lines), conduits, shafts, pipes or other facilities to serve any building or any part thereof including, but not by way of limitation, the premises of any occupant of the Center;  provided, however, that Landlord shall pay for any alteration required on the Premises as a result of any such exercise, occupancy under or enjoyment of any such license or easement, and provided further that no exercise, occupancy under or enjoyment of such license or easement shall result in any unreasonable interference with Tenant's use, occupancy or enjoyment of the Premises as contemplated by this Lease.

17.7

Air Conditioning Equipment.   Following delivery of the Premises to Tenant and subject to Landlord’s punch list obligations under Section 4.1 hereof, Tenant, at its sole cost and expense, shall operate, maintain, repair and replace the air conditioning equipment throughout the Lease Term pursuant to this Section 17.7.  Tenant’s individual package unit serving the Premises shall be connected to Tenant's electrical panel.  Tenant shall, at its cost, replace the individual package unit serving the Premises as necessary throughout the Lease Term, including upon Tenant's initial occupancy if necessary.  Tenant shall , at its cost, contract with a service company designated by Landlord for the regular (but not less frequently than quarterly) maintenance of the heating, ventilation and air conditioning equipment serving the Premises and shall provide Landlord with a copy of any service contract within ten (10) days following its execution and with a copy of any subsequent contract within ten (10) days following Landlord's request therefor, from time to time during the Lease Term.  The expenses incurred by Tenant in connection with the maintenance, repair and replacement of such air conditioning equipment may include, but not be limited to, all sums expended in connection with said air conditioning equipment for all general maintenance, lubrication and/or adjustments, cleaning and/or replacing filters, replacing belts, repairing and/or replacing worn out parts, repairing and/or replacing utilities, duct work and machinery.

17.8

Sewer Lines.   All tenants serving food on the Premises pursuant to Exhibit “B”, subarticle entitled “Use of Premises”, shall clean their sewer lines from the Premises to the main as necessary but in no event less than on a quarterly basis at their sole cost and expense.  In the event of any grease trap and shaft located on the Premises, such tenants shall also clean such traps and shafts as necessary but in no event less than on a quarterly basis at their sole cost and expense.  If Tenant fails to perform any of its obligations under this Section 17.8 after reasonable notice of such failure, Landlord may elect to perform such cleaning at Tenant's sole cost and expense.

17.9

Governmental Ratings.   Landlord may, in its sole discretion, require Tenant to post documentation of any rating, permit, or license issued by governmental agencies regarding Tenant’s use on the Premises.  Landlord has the right, at any time and from time to time, to enter the Premises to determine Tenant’s adherence to the requirements of any such governmental rating, permit, or license.  If Tenant is a business which is capable of a letter rating or other method of grading regarding food handling and/or cleanliness by the health department or other governmental entity, Tenant shall obtain and maintain an A rating (or the highest rating offered) at all times during the Lease Term.

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17.10

Statutory Waiver.   The parties hereby expressly agree that the Tenant shall not quit or surrender the Premises in the event of any destruction or injury to the Premises (whether or not related to any act or fault of Tenant) and that the provisions of this Lease as to repair and maintenance obligations and casualty shall expressly control over Section 554.201 (and any successor or related statutes) of the Michigan Complied Laws (“MCL”).  The parties hereby agree that Section 554.201 of the MCL and any related or successor statutes are hereby waived by Tenant and Tenant shall continue to pay rent and other charges under this Lease subject to the terms hereof.

ARTICLE 18

DAMAGE OR DESTRUCTION

18.1

Insured Casualty.   In the event that the Premises are partially or totally destroyed by fire or any other peril covered by insurance maintained by Landlord, Landlord shall, within a period of ninety (90) days after the occurrence of such destruction, but only to the extent that proceeds of such insurance are available to Landlord for such purpose, commence reconstruction and restoration of the Premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect.  In the event insurance proceeds are not sufficient to pay the cost of such reconstruction, or if the damage or destruction is due to the acts or omissions of Tenant, its agents, employees or contractors, or if Landlord is restricted by any governmental authority, Landlord may elect to either terminate this Lease or pay the cost of such reconstruction.  Such reconstruction shall be only to the extent necessary to restore Landlord's Work in the Premises as described in Exhibit “C”.  Tenant shall be obligated for the restoration of all of the items specified as Tenant's Work in said Exhibit “C” in the event of such reconstruction, as well as Tenant's other leasehold improvements, trade fixtures and other personal property on the Premises.

18.2

Uninsured Casualty.   In the event that the Premises are partially or totally destroyed as a result of any casualty or peril not covered by Landlord's insurance, Landlord may within a period of one hundred twenty (120) days after the occurrence of such destruction (a) commence reconstruction and restoration of the Premises and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect; or (b) notify Tenant in writing that it elects not to so reconstruct or restore the Premises, in which event this Lease shall cease and terminate as of the date of service of such notice, unless Tenant is unable to continue the operation of its business after the occurrence of such destruction, in which event this Lease shall cease and terminate as of the date of such destruction.  In the event of any reconstruction of the Premises by Landlord following destruction as a result of any casualty or peril not covered by Landlord's insurance, such reconstruction shall be only to the extent necessary to restore Landlord's Work in the Premises as described in Exhibit “C”.  Tenant shall be obligated for the restoration of all of the items specified as Tenant's Work in said Exhibit “C” in the event of such reconstruction, as well as Tenant's other leasehold improvements, trade fixtures and other personal property on the Premises.

18.3

Damage to the Center.   Notwithstanding anything to the contrary contained herein, in the event of a total destruction of the Center or a partial destruction of the Center, the cost of restoration of which would exceed fifty percent (50%) of the then replacement value of the Center, by any cause whatsoever, whether or not insured against and whether or not the Premises are partially or totally destroyed, Landlord may, within a period of ninety (90) days after the occurrence of such destruction, notify Tenant in writing that it elects not to so reconstruct or restore the Center, in which event this Lease shall cease and terminate as of the date of destruction.

18.4

Damage Near End of Term.   Notwithstanding the foregoing, in the event that the Premises are partially or totally destroyed during the last two (2) years of the Lease Term, Landlord and Tenant each shall have the option to terminate this Lease by giving written notice to the other of the exercise of such option within thirty (30) days after such destruction, in which event this Lease shall cease and terminate as of the date of service of such notice.  For the purposes of this Article, partial destruction shall be deemed to be a destruction to an extent of at least one-third (1/3) of the full replacement cost of the Premises as of the date of destruction.

18.5

Release of Liability.   In the event of any termination of this Lease in accordance with this Article, the parties shall be released thereby without further obligation to the other party coincidental with the surrender of possession of the Premises to Landlord except for items which have theretofore accrued and are then unpaid, or unperformed.

18.6

Abatement of Rent.   In the event of reconstruction and restoration as herein provided, Minimum Annual Rent and charges calculated on the number of square feet in the

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Premises payable hereunder shall be thereafter abated proportionately with the degree to which Tenant's use of the Premises is impaired during the remainder of the period of reconstruction and restoration.  Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management, and the obligation of Tenant to pay Percentage Rent and all other charges, except the entire Minimum Annual Rent and charges calculated on the number of square feet in the Premises, shall remain in full force and effect.  Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such destruction, reconstruction or restoration.  Tenant hereby waives any statutory rights of termination which may arise by reason of any partial or total destruction of the Premises which Landlord is obligated to restore or may restore under any of the provisions of this Lease.

18.7

Termination Right.  Notwithstanding anything to the contrary contained herein, if this Lease is not terminated as provided in Article 18 and Landlord has not commenced the repair and restoration of the Premises within one hundred eighty (180) days after such fire or other casualty, then Tenant shall have the right to terminate this Lease by giving Landlord notice thereof within thirty (30) days after the expiration of such one hundred eighty (180) day period.  If Landlord commences such repairs within one hundred eighty (180) days after such fire and other casualty and fails to complete such repairs within two hundred seventy (270) days after such fire or other casualty, then Tenant shall have the right to terminate this Lease by giving Landlord notice thereof within thirty (30) days after the expiration of such two hundred seventy (270) day period.  If Tenant elects to terminate this Lease as provided herein, this Lease shall terminate as of the date which is thirty (30) days from the date of Landlord’s receipt of Tenant’s notice to terminate and, except for any settlement of claims arising out of or related to such fire or casualty, the parties shall be relieved of any further liability under this Lease.

ARTICLE 19

COMMON AREAS

19.1

Use of Common Areas.   There shall be available in the Center certain areas to be used for automobile parking and for the general use, convenience and benefit of the customers and patrons of Tenant and of the other tenants, owners and occupants of the Center, which areas, together with service corridors and all other service facilities and equipment are referred to herein as “common areas”.  Except as otherwise specifically provided in this Lease, Tenant and its employees and invitees are authorized, empowered and privileged to use the common areas in common with other authorized persons, as determined by Landlord, during the Lease Term.  Landlord shall keep or cause to be kept the common areas in a neat, clean and orderly condition, properly lighted and landscaped and shall repair any damage to the facilities thereof.  The manner in which the Center shall be maintained shall be determined by Landlord in its sole discretion.  If any Other Stores maintain their own common areas, then Landlord shall not have responsibility for the operation, maintenance, repair or replacement of that portion of the common areas.

19.2

Common Area Expenses.

(a)

The expenses incurred by Landlord in connection with (i) the operation, maintenance, management, repair and replacement of the common areas; and (ii) the maintenance, repair and replacement of the roofs of the buildings located within the Center and excluding the roofs of the Other Stores if separately maintained) (“common area expenses”), shall be apportioned among the various occupants of the Center, and Tenant hereby agrees to pay to Landlord a share of such common area expenses which shall be computed by multiplying the total common area expenses, after deduction of any sum or sums paid toward the total of such common area expenses by the operators of the Other Stores, by a fraction, the numerator of which shall be the number of square feet of floor area comprising the Premises excluding the Patio Area and the denominator of which shall be the total number of square feet of floor area of buildings located within the exterior boundaries of the entire Center which are occupied from time to time as of the commencement of each calendar quarter (or monthly if Landlord elects), excluding the buildings of the Other Stores, but in no event shall the denominator be less than eighty percent (80%) of the total number of square feet of floor area of buildings located within the exterior boundaries of the entire Center, excluding the buildings of the Other Stores.  The number of square feet of floor area in the Premises and in the buildings in the Center which are occupied shall be as determined by Landlord.

(b)

Commencing on the Rental Commencement Date and thereafter on the first (1st) day of each calendar month of the Lease Term, Tenant shall pay to Landlord one-twelfth (1/12) of an amount estimated by Landlord to be Tenant's share of the total annual common area expenses

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for the ensuing calendar year or balance thereof, subject to Section 19.2(c) hereof.  Landlord may adjust the common area expenses charged to Tenant at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs.  Following the end of any calendar year, Landlord shall furnish Tenant a statement covering the calendar year just expired, certified as correct by an authorized representative of Landlord, showing the total common area expenses for the preceding calendar year, the amount of Tenant's share of such common area expenses, and the payments made by Tenant with respect to the calendar year set forth above.  If Tenant's share of the common area expenses exceed Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement.  If such payments exceed Tenant's share of such common area expenses, Tenant shall be entitled to credit the excess against payments for common area expenses next thereafter to become due Landlord as set forth above.  Failure of Tenant to pay any of the charges required by this Article to be paid when due shall constitute a material breach and default under the terms of this Lease.

(c)

Tenant’s share of Capped CAM Costs for the calendar year in which the Rental Commencement Date occurs of the Lease Term shall not exceed Four and 03/100 Dollars ($4.03) per annum per square foot of floor area in the Premises and shall not increase thereafter by more than five percent (5%) per calendar year of the amount of actual Capped CAM Costs for the immediately preceding calendar year.  “Uncapped Costs” shall mean and refer to real property taxes (which are billed and paid separately under Section 5.8 hereof), security and utilities.  “Capped CAM Costs shall mean and refer to Tenant’s share of common area expenses under this Section 19.2 hereof, excluding Uncapped Costs.  Insurance and trash are included in Capped CAM costs.

19.3

Expenses Included.   Expenses incurred pursuant to Section 19.2 shall include, but are not limited to, all sums expended in connection with the common areas and any security offices, police sub-stations, park and ride areas and facilities, management offices, merchants' association offices, postal services, non-profit community buildings and child care centers located in the Center from time to time, for the operation, management costs, general maintenance, repair, replacement and restoration, resurfacing, painting, restriping, cleaning, sweeping and janitorial services of the Center; all management costs of the Center (including property management fees); all patching, resurfacing, maintenance, painting and repair of exterior building surfaces of all buildings in the Center (including without limitation, the exterior of buildings occupied by tenants), maintenance, repairs and replacement of sidewalks, curbs, loading areas, private streets and alleys, hallways, malls, restrooms, and Center signs; all expenses incurred in the operation of marketing and management offices; ice and snow removal and all ice and snow related costs; surcharges levied upon or assessed against parking spaces or areas, payments toward mass transit or car pooling facilities or otherwise as required by federal, state or local governmental authorities; repair, operation, maintenance and replacement of parking areas in the Center and any parking areas available for use by tenants, their employees, and customers outside the Center; the cost of all government mandated environmental repair, permits, equipment, inspections, monitoring and replacement; the cost of all government mandated changes to the buildings in the Center and/or to the common areas; the operation, maintenance, replacement and repair of mechanical equipment including automatic door openers; planting and landscaping; lighting and other utilities including meter reading; directional signs and other markers and bumpers; operation, maintenance, repairs and replacement of any fire protection and life safety systems, (including without limitation water, servicing and monitoring of fire risers which service building area) lighting systems, (including fixtures and bulbs), storm drainage systems, water conservation systems, irrigation systems, energy management systems, and any other utility systems; personnel to implement such services including, if Landlord deems necessary, the cost of security guards or devices; Landlord's share of personal and real property taxes and governmental charges, fees or assessments of any kind or nature on the improvements (including without limitation, parking structures and other facilities) and land comprising the common areas including without limitation, for street improvements, storm drainage, park and ride facilities and community facility districts; the cost of any capital improvements made to the Premises or the Center including, without limitation, any capital improvements that are required under any governmental law or regulation not applicable to the Center at the time it was constructed, such cost to be amortized over the reasonable life of the improvement with a return on capital at the rate of ten percent (10%) per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; all costs and expenses pertaining to a security alarm system for the tenants in the Center; purchase, storage, installation and removal of holiday decorations; depreciation on maintenance and operating machinery and equipment, if owned, and rental paid for such machinery and equipment, if rented; repair and/or replacement of equipment serving the common areas; replacements other than equipment (including, without limitation, for parking lot and roof); premiums for public liability, property damage, fire and extended coverage insurance (including and any self-insured retention and including “Earthquake Insurance” and “Flood Insurance” if Landlord deems desirable) together with insurance against sprinkler damage,

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vandalism and malicious mischief, and other insurance carried by Landlord on the common areas; all costs and expenses necessary to maintain, repair or replace the roofs of the buildings located within the Center (and excluding the roofs of the Other Stores if separately maintained); the cost of all government mandated environmental repair, permits, equipment, inspections, monitoring and replacement; the cost of all government mandated changes to the buildings in the Center and/or to the common areas pursuant to the ADA [as defined in Section 7.1(a) of this Lease]; and an allowance to Landlord for Landlord's supervision of the common areas in an amount equal to fifteen percent (15%) of the total of the aforementioned expenses for each calendar year.  In the event Landlord shall contest any tax or assessment affecting the Center, the expenses involved in such contest shall be part of the common area expenses, regardless of whether said contest affects the buildings in the Center or the common areas.  In addition, common area expenses may, at Landlord’s option include the costs of such items allocable to the Center which relate to contracts or cost pools covering not only the Center but other property owned by Landlord, or affiliates or agents of Landlord.  Notwithstanding anything to the contrary contained in this Section 19.3 of this Lease, common area costs shall not include the following:

(a)

Legal and other fees, leasing commissions, advertising expenses and other related costs incurred in connection with original development or original leasing of the Center or future re-leasing of the Center;

(b)

Any items for which Landlord is reimbursed by insurance, warranty or otherwise compensated, including direct reimbursement by any tenant, to the extent Landlord receives such reimbursement;

(c)

Expenses for replacement of foundations or bearing walls;

(d)

Expenses incurred in individual tenant build-out, renovation or otherwise improving or decorating, painting or redecorating space for the exclusive use of tenants or other occupants of vacant space in the Center (other than in the common areas);

(e)

Payment of principal and/or interest on debt or amortization payment of any mortgage or mortgages executed by Landlord covering the Center (or any portion thereof) rental concessions or negative cash flow guaranties and rental payments under any ground or underlying lease or leases;

(f)

The following costs of the operation of the business of the entity which constitutes Landlord (not the cost of operation of the Center); formation of the entity, preparation of tax returns and financial statements and gathering of data therefor, costs of defending any lawsuits (except actions of Tenant which may be in issue) costs of selling, syndication, financing mortgaging or hypothecation any of Landlord’s interest in the Center, and costs of any disputes between Landlord and its employees (if any) not engaged full-time in Center operations; or

(g)

Insurance deductibles.

19.4

Enlargement of Common Areas.   Should Landlord acquire or make available additional land not shown as part of the Center on Exhibit “A” and make the same available as common areas, the expenses incurred by Landlord in connection with the operation, maintenance, repair and replacement of common areas also shall include all of the aforementioned expenses incurred and paid in connection with said additional land.  In the event the expenses incurred by Landlord in connection with the operation, maintenance, repair and replacement of the common area include expenses for common areas located within the tracts of the Other Stores, all sums paid or payable by the occupants of such tracts on account of such expenses shall be applied toward reimbursement to Landlord of the entirety of the common area expenses prior to calculation of Tenant's pro-rata share thereof as herein set forth.

19.5

Common Area Rules and Regulations.

(a)

Subject to the limitations in Section 2.2 hereof, Landlord shall at all times have the right and privilege of determining the nature and extent of the common areas, whether the same shall be surface, underground or multiple-deck, and of making such changes therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interests of all persons using the common areas, including the location and relocation of driveways, entrances, exits, automobile parking spaces, the direction and flow of traffic, designation of prohibited areas, landscaped areas and all other facilities thereof.

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(b)

Nothing contained herein shall be deemed to create any liability upon Landlord for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles, unless caused by the gross negligence of Landlord, its agents, servants or employees.

(c)

Landlord shall have the right to establish and, from time to time, to change, alter and amend, and to enforce against Tenant and the other users of the common areas such reasonable rules and regulations (including the exclusion of employees' parking therefrom) as may be deemed necessary or advisable for the proper and efficient operation, maintenance, repair and replacement of the common areas.  The rules and regulations herein provided for may include, without limitation, the hours during which the common areas shall be open for use.  Landlord may, if in its opinion the same be advisable, establish a system or systems of validation or similar operation, including a system of charges against non-validated parking checks of users, and Tenant agrees to conform to and abide by all such rules and regulations in its use and the use of its customers and patrons with respect to said automobile parking areas; provided, however, that all such rules and regulations and such types of operation or validation of parking checks and other matters affecting the customers and patrons of Tenant shall apply equally and without discrimination to all persons entitled to the use of said automobile parking areas.

19.6

Control of Common Areas.   Subject to the limitations in Section 2.2 hereof, Landlord shall at all times during the Lease Term have the sole and exclusive control of the common areas, as well as the right to make changes to the common areas, including the automobile parking areas, the parking spaces thereon, driveways, entrances and exits and the sidewalks and pedestrian passageways and other common areas and may, at any time and from time to time during the Lease Term, exclude and restrain any person from use or occupancy thereof, excepting, however, bona fide customers, patrons and service suppliers of Tenant, and other tenants of Landlord who make use of the common areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto.  The rights of Tenant in and to the common areas shall at all times be subject to the rights of Landlord, the other tenants of Landlord and the Other Store occupants of the Center to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of the common areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of the common areas only for normal parking and ingress and egress by the customers, patrons and service suppliers to and from the building occupied by Tenant and the other tenants of Landlord.

If in the opinion of Landlord unauthorized persons are using any of the common areas by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall enforce such rights against all such unauthorized persons by appropriate proceedings.  Nothing herein shall affect the rights of Landlord at any time to remove any such unauthorized persons from the common areas or to restrain the use of any of the common areas by unauthorized persons.

19.7

Employee Parking Restrictions.   It is understood that the employees of Tenant and the other tenants within the Center and employees of other occupants of the Center shall not be permitted to park their automobiles or other vehicles in the automobile parking areas which may from time to time be designated for patrons of the Center.  Landlord agrees to furnish and/or cause to be furnished either within the Center parking area, or reasonably close thereto, space for employee parking.  Landlord at all times shall have the right to designate the particular parking area to be used by any or all of such employees and any such designation may be changed from time to time.  Tenant and its employees shall park their cars only in those portions of the parking area, if any, designated for that purpose by Landlord, and shall attach to their cars any identification stickers required by Landlord.  Tenant shall furnish Landlord with its and its employees' license numbers within five (5) days after requested by Landlord, and Tenant shall thereafter notify Landlord of any change within five (5) days after such change occurs.  Tenant hereby authorizes Landlord to tow away from the Center any vehicle or vehicles belonging to Tenant or Tenant's employees which are parked in violation of the foregoing or the rules and regulations issued by Landlord from time to time and/or attach violation stickers or notices to such vehicles.  If Landlord implements any program related to parking, parking facilities or transportation facilities including, but not limited to, any program of parking validation, employee shuttle transportation or other program to limit, control, enhance, regulate or assist parking by customers of the Center, Tenant agrees to participate in the program and to pay a share of the costs of the program under rules and regulations from time to time established by Landlord.

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ARTICLE 20

DEFAULTS; REMEDIES

20.1

Events of Default.   The occurrence of any of the following shall constitute a default and material breach of this Lease by Tenant:

(a)

Any failure by Tenant to pay any rent or any other charge required to be paid under this Lease, or any part thereof, for a period of seven (7) days after written notice from Landlord to Tenant (provided, however, any notice shall be in lieu of, and not in addition to, any notice required under Michigan law); or

(b)

Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it shall commence such cure within such period and thereafter rectify and cure such default with due diligence [in no event to exceed fifteen (15) days after written notice thereof from Landlord to Tenant specifying the particulars of the default (provided, however, any notice shall be in lieu of, and not in addition to, any notice required under the law of the State of Michigan)]; or

(c)

Abandonment or vacation of the Premises by Tenant; or

(d)

To the extent permitted by law, a general assignment by Tenant or any Guarantor for the benefit of creditors, or the filing by or against Tenant or any Guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any Guarantor the same is dismissed within ninety (90) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any Guarantor, unless possession is restored to Tenant or such Guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days.

20.2

Remedies.

(a)

In the event of a default by Tenant beyond the applicable notice and cure period in Section 20.1 above, in addition to any other remedies available to Landlord at law or in equity, including injunction, at Landlord's option, without further notice or demand of any kind to Tenant or any other person:

(i)

To the extent permitted by and in accordance with law, Landlord may declare the Lease Term hereof ended and re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; or

(ii)

Landlord has the remedy to continue the Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations; or

(iii)

Even though it may have re-entered the Premises, Landlord may thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

(b)

In addition to any rights or remedies hereinbefore or hereafter conferred upon Landlord under the terms of this Lease, the following remedies and provisions shall specifically apply in the event Tenant engages in any one or more of the acts contemplated by the provisions of Section 20.1(d) of this Lease:

(i)

In all events, any receiver or trustee in bankruptcy shall either expressly assume or reject this Lease within sixty (60) days following the entry of an appropriate order for relief or within such earlier time as may be provided by applicable law;

(ii)

In the event of an assumption of this Lease by a debtor or by a trustee, such debtor or trustee shall within fifteen (15) days after such assumption (A) cure any default or provide adequate assurance that any default will be promptly cured; and (B) compensate Landlord for actual pecuniary loss or provide adequate assurance that compensation will be made for actual pecuniary loss including, but not limited to, all attorneys' fees, expert witness fees and

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costs incurred by Landlord resulting from any such proceedings; and (C) provide adequate assurance of future performance;

(iii)

Where a default exists in this Lease, the trustee or debtor assuming this Lease may not require Landlord to provide services or supplies incidental to this Lease before its assumption by such trustee or debtor, unless the Landlord is compensated under the terms of this Lease for such services and supplies provided before the assumption of such Lease;

(iv)

The debtor or trustee may only assign this Lease if:   (A) it is assumed; and (B) adequate assurance of future performance by the assignee is provided, whether or not there has been a default under this Lease.  Any consideration paid by any assignee in excess of the rent reserved in this Lease shall be the sole property of, and paid to, Landlord;

(v)

Landlord shall be entitled to the fair market value for the Premises and the services provided by Landlord (but in no event less than the rent reserved in this Lease) subsequent to the commencement of a bankruptcy event;

(vi)

Any security deposit given by Tenant to Landlord to secure the future performance by Tenant of all or any of the terms and conditions of this Lease, shall be automatically transferred to Landlord upon the entry of an “Order of Relief”;

(vii)

The parties agree that Landlord is entitled to adequate assurance of future performance of the terms and provisions of this Lease in the event of an assignment under the provisions of the Bankruptcy Code.  For purposes of any such assumption or assignment of this Lease, the parties agree that the term “adequate assurance” shall include at least the following, without limitation:

(A)

Any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of an amount sufficient to assure that the proposed assignee will have the resources with which to conduct the business to be operated in the Premises, including the payment of all rent.  The financial condition and resources of Tenant are material inducements to Landlord entering into this Lease.

(B)

Any proposed assignee must have engaged in the permitted use described in Exhibit “B” for at least five (5) years prior to any such proposed assignment.

(C)

Any proposed assignee must have had minimum sales at each location at which it operated such a business equal to at least ninety percent (90%) of Tenant's average monthly sales at the Premises for the eighteen (18) month period preceding initiation of a proceeding under the Bankruptcy Code.

(D)

In entering into this Lease, Landlord considered extensively Tenant's permitted use and determined that such permitted business would add substantially to the tenant balance in the Center and, were it not for Tenant's agreement to operate only Tenant's permitted business on the Premises, Landlord would not have entered into this Lease.  Landlord's operation of the Center will be materially impaired if a trustee in bankruptcy or any assignee of this Lease operate any business other than Tenant's permitted business.

(E)

The provisions of Section 16.4 of this Lease regarding competing locations and Landlord's acceptance thereof, upon the terms and conditions specified therein, were a material inducement to Landlord to enter into this Lease.  Any individual or entity proposed by a trustee in bankruptcy to be an assignee of this Lease must comply with the provisions of Section 16.4.  Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions and covenants of this Lease.

(F)

Any assumptions of this Lease by a proposed assignee shall not adversely affect Landlord's relationship with any of the remaining tenants in the Center taking into consideration any and all other “use” clauses and/or “exclusivity” clauses which may then exist under their leases with Landlord.

(c)

Should Landlord have re-entered the Premises under the provisions of Section 20.2(a)(ii) above, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such re-entry or by any action, in

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unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Michigan and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notice and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease.  In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to (i) remove therefrom all or any part of the personal property located therein and may place the same in storage at the expense and risk of Tenant; and/or (ii) erect a barricade and partition the Premises at the expense of Tenant.  Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

(d)

Should Landlord elect to terminate this Lease pursuant to the provisions of Section 20.2(a)(i) or (iii) above, Landlord shall recover from Tenant as damages, the following:

(i)

The worth at the time of the award of any unpaid rent and other charges which had been earned at the time of termination; plus

(ii)

The worth at the time of the award of the amount by which the unpaid rent and other charges which would have been earned after termination until the time of the award exceeds the amount of the loss of such rent and other charges that Tenant proves could have been reasonably avoided; plus

(iii)

The worth at the time of the award of the amount by which the unpaid rent and other charges for the balance of the Lease Term after the time of the award exceeds the amount of the loss of such rent and other charges that Tenant proves could have been reasonably avoided; plus

(iv)

Any other amount necessary to compensate Landlord for all of the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including, but not limited to, any costs or expenses incurred by Landlord in (A) retaking possession of the Premises, including reasonable attorney's fees therefor; (B) maintaining or preserving the Premises after such default; (C) preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting; (D) leasing commissions; or (E) any other costs necessary or appropriate to relet the Premises; plus

(v)

Any amount paid to Tenant by Landlord for the initial construction or remodeling of Tenant's Work in the Premises; plus

(vi)

At Landlord's election, such other reasonable amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Michigan Law.

20.3

Computations.   For the purposes of the preceding paragraph, all rent and charges other than Minimum Annual Rent shall be computed on the basis of the average monthly amount thereof accruing during the twelve (12) month period immediately preceding default unless a twelve (12) month period of this Lease has not elapsed, in which case the average monthly amount shall be based upon the entire period of Tenant's occupancy of the Premises.

20.4

Definition of Worth at the Time of Award.   As used in Section 20.2(d)(i) and (ii) above, the “worth at the time of the award” shall be computed by allowing interest at the maximum lawful rate.  As used in Section 20.2(d)(iii) above, the “worth at the time of the award” shall be computed by discounting such amount at the discount rate of the  district of the Federal Reserve Bank in which the Premises is located at the time of award, plus one percent (1%).

20.5

Efforts to Relet.   For the purposes of this Article, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder.  The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant’s right to possession.  Landlord shall use commercially reasonable efforts to mitigate its damages in the event of a default

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by Tenant, but Landlord shall not be required to favor the Premises over other space in the Center in its leasing efforts.

20.6

No Waiver.   The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained.  The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.  No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing.

20.7

Waiver of Jury Trial.  To the extent permitted by law, it is mutually agreed between the parties to this Lease to hereby waive trial by jury in any action, proceeding or counterclaim or other claim brought by either of the parties against the other on any matters not relating to intentionally or negligently caused personal injury or property damage, but otherwise arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and any other statutory remedy.

ARTICLE 21

DEFAULT BY LANDLORD

21.1

Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord under this Lease within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing specifying wherein Landlord has failed to perform such obligation; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for cure of any default or breach of performance after notice of such alleged breach, then Landlord shall not be in default if Landlord commences cure of any default or breach of performance within such thirty (30) day period and diligently prosecutes the same to completion.  Should Landlord be determined to be in default of this Lease, then, except as provided in Section 33.15 hereof, Landlord shall be liable to Tenant for all damages sustained by Tenant as a direct result of Landlord's breach, and Tenant shall not be entitled to terminate this Lease as a result thereof.  Nothing herein contained is intended nor shall it be interpreted or construed to excuse Tenant from paying any rent due hereunder, notwithstanding any breach or default by Landlord.  Tenant hereby waives the benefit of any laws granting it a lien or permitting Tenant to impose a lien upon the property of Landlord and/or upon rent due Landlord, except in the event of the entry of a final money judgment in favor of Tenant and against Landlord with respect to which a supersedeas bond or other security is not timely posted, and in any event subject to the limitations set forth in Section 33.15, below and applicable law.  Tenant hereby agrees that it shall not commence nor be entitled to commence any action against Landlord later than one (1) year after Tenant’s right to bring an action against Landlord based upon any alleged breach or default first accrues and Tenant waives any right to bring any action after such one (1) year period of limitations; suit not timely commenced shall be forever barred, and the failure of Tenant to timely commence suit shall conclusively be deemed to be an irrevocable waiver of any and all claims or defenses based upon such alleged breach or default by Landlord.

ARTICLE 22

ATTORNEYS' FEES AND LITIGATION EXPENSES

22.1

In the event that either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to pay to the successful party the reasonable attorneys' fees and costs (including expert witness fees and costs) incurred therein by the successful party.

ARTICLE 23

EMINENT DOMAIN

23.1

Taking Resulting in Termination.   In the event that all or substantially all of the Premises shall be taken under the power of eminent domain, or that any portion of the Center shall be so taken which results in the termination of any REA(s), this Lease shall thereupon terminate as of the date possession shall be so taken.  In the event that a portion of the floor area of the Premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant's business, notwithstanding Landlord's performance of restoration as hereunder provided, or in the event thirty percent (30%) or more of the

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parking area utilized by Tenant’s customers of the Premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant’s business, notwithstanding Landlord’s performance of restoration, then in either event, this Lease shall terminate as of the date  possession of said portion is taken.  If this Lease is terminated, all rent shall be paid up to the date that possession is taken by public authority, and Landlord shall make an equitable refund of any rent paid by Tenant in advance and not yet earned.

23.2

Partial Taking.   In the event of any taking under the power of eminent domain which does not terminate this Lease as aforesaid, any obligation of Tenant under this Lease to pay Percentage Rent or other amounts and all of the other provisions of this Lease shall remain in full force and effect, except that Minimum Annual Rent shall be reduced in the same proportion that  the amount of floor area of the Premises taken bears to the floor area of the Premises immediately prior to such taking, and Landlord shall, to the extent of the condemnation award, at Landlord's own cost and expense restore such part of Landlord's Work in the Premises described in Exhibit “C” as is not taken to as near its former condition as the circumstances will permit and Tenant shall do likewise with respect to such part of Tenant's Work as is not taken.

23.3

Award.   All damages awarded for any such taking under the power of eminent domain, whether for the whole or a part of the Premises, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the Premises; provided, however, that nothing herein contained shall prevent Tenant from making claim for loss or damage to Tenant's trade fixtures and removable personal property, goodwill, trade fixtures, moving and relocation expenses, value of leasehold improvements installed and paid for by Tenant, so long as the Landlord’s award is not diminished.  Landlord and Tenant hereby waive the provisions of any law of the State of Michigan providing for the termination of the Lease in the event of a taking.

23.4

Transfer Under the Threat of Taking.   A voluntary sale by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain.

23.5

Requisitioning.   Notwithstanding anything to the contrary in the foregoing provisions, the requisitioning of the Premises or any part thereof by military or other public authority for purposes arising out of a temporary emergency or other temporary situation or circumstances shall constitute a taking of the Premises by eminent domain only when the use and occupancy by the requisitioning authority has continued for thirty (30) days.  During such thirty (30) day period and, if this Lease is not terminated under the foregoing provisions, then for the duration of the use and occupancy of the Premises by the requisitioning authority, any obligation of Tenant under this Lease to pay Percentage Rent or other amounts and all of the other provisions of this Lease shall remain in full force and effect, except that Minimum Annual Rent and all charges calculated on the floor area of the Premises shall be reduced in the same proportion that the amount of the floor area of the Premises requisitioned bears to the total floor area of the Premises, and Landlord shall be entitled to whatever compensation may be payable from the requisitioning authority for the use and occupation of the Premises for the period involved.

ARTICLE 24

SUBORDINATION TO FINANCING; ATTORNMENT

24.1

Subordination.   This Lease is subject and subordinate to all ground or underlying leases including sale and leaseback leases, mortgages and deeds of trust which now affect the Center, the Premises or any portion thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that it or they desire or require this Lease to be prior and superior thereto, then, within thirty (30) days of Landlord’s written request therefor, Tenant agrees to execute, acknowledge and deliver such documents or instruments which are reasonably necessary or desirable for purposes therefor.

24.2

Future Encumbrance.   Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, including sale and leaseback leases, mortgages or deeds of trust which may hereafter be executed covering the Center, the Premises, the real property thereunder or any portion thereof for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advance, together with interest thereon and subject to all of the terms and provisions thereof,

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provided that the new owner agrees to recognize the terms of the Lease and agrees not to disturb the Tenant’s possession of the Premises except in accordance with this Lease.  Tenant agrees, within thirty (30) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments reasonably requested by Landlord or reasonably necessary or proper to assure the subordination of this Lease to any such mortgages, deeds of trust or leasehold estates.

24.3

Attornment.   Notwithstanding anything to the contrary set forth in this Article or under Michigan law, Tenant hereby attorns and agrees to attorn to any person, firm or corporation purchasing or otherwise acquiring the Center, the Premises or the real property thereunder or any portion thereof at any sale or other proceeding or pursuant to the exercise of any rights, powers or remedies under such mortgages or deeds of trust or ground or underlying leases as if such person, firm or corporation had been named as Landlord herein, provided that the new owner agrees to recognize the terms of the Lease and agrees not to disturb the Tenant’s possession of the Premises except in accordance with this Lease.

24.4

Estoppel Certificates.   If, upon any sale, assignment or hypothecation of the Premises, the Center or the land thereunder by Landlord, an estoppel statement shall be required from Tenant, Tenant agrees to deliver, in recordable form within thirty (30) days after written request therefor by Landlord, said statement substantially in the form of Exhibit “E”.  Tenant's failure or refusal to timely execute such certificate, or such other certificate the party (other than Landlord) to the sale, assignment or hypothecation may request, shall constitute an acknowledgment by Tenant that the statements contained in such certificate are true and correct.

24.5

Mortgage Changes.  Intentionally Omitted.

ARTICLE 25

SALE OF PREMISES BY LANDLORD

25.1

In the event of any sale, exchange or other conveyance of the Center or any portion or portions thereof by Landlord and an assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease so long as the purchaser or transferee assumes and agrees to carry out any and all of the covenants and obligations of the Landlord under this Lease.

ARTICLE 26

HOLDOVER BY TENANT

26.1

Holdover Tenancy.   This Lease shall terminate without further notice upon the expiration of the Lease Term.  Upon the expiration or earlier termination of the Lease Term, Tenant shall peaceably and quietly surrender the Premises broom-clean and in the same condition as the Premises were in upon delivery of possession of same to Tenant by Landlord, reasonable wear and tear and any damage to the Premises which Tenant is not required to repair pursuant to Article 17 excepted.  Should Tenant hold over in the Premises beyond the expiration or earlier termination of this Lease, the holding over shall not constitute a renewal or extension of this Lease or give Tenant any rights under this Lease.  In such event, Landlord may, in its sole discretion, treat Tenant as a tenant at will, subject to all of the terms and conditions of this Lease, except that Minimum Annual Rent shall be an amount equal to one and one-half (1 ½) times the sum of Minimum Annual Rent and Percentage Rent which was payable by Tenant for the twelve (12) month period immediately preceding the expiration or earlier termination of this Lease.

26.2

Failure to Surrender.   If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall indemnify and hold Landlord harmless from any loss or liability resulting from such failure including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender.  Acceptance by Landlord of any Minimum Annual Rent, Percentage Rent or additional rent after the expiration or earlier termination of this Lease shall not constitute a consent to a holdover hereunder, constitute acceptance of Tenant as a tenant at will, or result in a renewal of this Lease.

ARTICLE 27

MARKETING FUND

27.1

Marketing Fund Charge.   Intentionally Omitted.

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27.2

Center Credit Card and Gift Certificates.  Intentionally Omitted.

27.3

Grand Reopening Assessment.  Intentionally Omitted.

ARTICLE 28

NOTICES

28.1

Notices.   Wherever in this Lease it shall be required or permitted that notice, approval, advice, consent or demand be given or served by either party to this Lease to or on the other, such notice, approval, advice, consent or demand shall be in writing and deemed to have been duly given by deposit in the United States Mail and forwarded by certified or registered delivery, addressed to the parties at the addresses listed in Article 2 or by personal service or by nationally recognized overnight courier (which documents delivery of the notice, such as Federal Express) addresses to the parties at the address in Article 2, in which event notice shall be deemed delivered on the next business day following documented delivery.  Either party may change such address by written notice sent by certified or registered mail to the other.

28.2

Default Notices.   Notwithstanding anything to the contrary contained herein, any notices Landlord is required or authorized to serve upon Tenant in order to advise Tenant of alleged violations of Tenant's covenants contained in Article 13 (improper advertising medium/signs), Article 17 (failure of Tenant to properly repair and/or maintain the Premises) or Article 19 (improper parking of automobiles), must be in writing but shall be deemed to have been duly given or served upon Tenant by delivery of a copy of such notice to one of Tenant's managing or responsible employees at the Premises and by mailing a copy of such notice to Tenant in the manner specified above.

ARTICLE 29

EXPANSION

29.1

Expansion.   Landlord may, at its election (but shall in no event be obligated to), construct, modify, reduce or expand the Center or any part thereof.  Tenant acknowledges that such construction, modification, reduction or expansion of the Center or any part thereof if and when it may occur, will involve barricading, materials storage, noise, dust, vibration, scaffolding, demolition, structural alterations, the presence of workmen and equipment, rearrangement of parking areas, common areas, roadways and lighting facilities, redirection of vehicular and pedestrian traffic, and other inconveniences typically associated with construction.  In connection with such construction, modification, reduction or expansion of the Center, Tenant hereby agrees to permit Landlord and its authorized employees, agents, contractors (which does not unreasonably interfere with the operation of Tenant’s business in the Premises), architects, structural engineers or representatives to enter the Premises at all reasonable times for the purpose of inspecting, working in and/or surveying the Premises.  No exercise by Landlord of any rights herein reserved to inspect, work in and/or survey the Premises shall entitle Tenant to any compensation by Landlord for any inconvenience occasioned thereby except as set forth in Section 29.2 of the Lease.

(a)

Tenant acknowledges that such construction, modification, reduction or expansion of any portion of the Center by Landlord may require the closing of the Premises for business at the option of Landlord.  Any such closure by Landlord shall not exceed forty-eight (48) hours and, for the duration of such closure, Tenant shall receive the Construction Abatement described in Section 29.2.

(b)

Tenant hereby grants to Landlord and its authorized employees, agents, contractors, architects, structural engineers or representatives such licenses or easements in, upon, through, above or below the Premises or any portion thereof as shall be reasonably required (i) for the installation, inspection, surveying, maintenance and/or construction of mains, conduits, shafts, columns, footings, piers, pipes, or other facilities to serve any building or any part thereof including, without limitation, the premises of any occupant of the Center; or (ii) for any future construction, modification, reduction or expansion of the Center, provided that Landlord shall use its best efforts to minimize any unreasonable interference with Tenant's use, occupancy or enjoyment of the Premises as contemplated by this Lease caused by Landlord's exercise of such licenses or easements.

(c)

During any period of time that Landlord or its authorized employees, agents, contractors, architects, structural engineers or representatives enter the Premises pursuant to this Article, Landlord shall, at its sole cost and expense, provide adequate security for Tenant's inventory and personal property located in the Premises.

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(d)

Tenant waives any claim or defense it may have against Landlord and its authorized employees, agents, contractors, architects, structural engineers or representatives and any right of offset against or deductions from rent or any other sum payable under this Lease or any cause of action based upon interruption of or interference with Tenant's conduct of business, loss of business, decreased sales, constructive or wrongful eviction, invasion of right of privacy or inconvenience to its customers caused by any construction, modification, reduction or expansion of the Center, except for the Construction Abatement.  The Construction Abatement shall be Tenant's sole remedy against Landlord or Landlord's authorized employees, agents, contractors, architects, structural engineers and representatives for any such interruption of or interference with Tenant's conduct of business, loss of business, decreased sales, constructive or wrongful eviction, invasion of right of privacy or inconvenience to its customers caused by any construction, modification, reduction or expansion of the Center, except in the event of Landlord's willful misconduct resulting in punitive damages, in which event the Construction Abatement shall not be Tenant's sole remedy.

29.2

Construction Abatement.   In the event that any construction, modification, reduction or expansion of the Center or the Premises substantially interferes with the operation of Tenant's business in the Premises, then for the duration of such substantial interference, Minimum Annual Rent and all other charges provided to be paid under this Lease shall be equitably abated in the same proportion that Tenant's use of the Premises is impaired (“Construction Abatement”).  Tenant shall continue the operation of its business in the Premises at all times to the extent reasonably practicable in Landlord's opinion from the standpoint of prudent business management.  Tenant shall not be entitled to any compensation or damages from Landlord for any reason including, without limitation:  (a) loss of the use of the whole or any part of the Premises; (b) damage to Tenant's personal property; or (c) any inconvenience or annoyance or loss occasioned by such construction, modification, reduction or expansion, including any decrease in sales from the Premises, except (i) in the event of Landlord's willful misconduct resulting in punitive damages, or that of Landlord's agents, employees, servants or contractors; and (ii) for the Construction Abatement.

29.3

Additional Other Store. Intentionally Omitted.

ARTICLE 30

LANDLORD'S RIGHT TO RELOCATE PREMISES

30.1

Intentionally Omitted

ARTICLE 31

CAPTIONS AND TERMS

31.1

Reference Only.   The captions of Articles and Sections of this Lease are for convenience only, are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.  Except as otherwise specifically stated in this Lease, the “Lease Term” shall include the original term and any extension, renewal or holdover thereof.  The words “include” and “including” are intended to be illustrative not exhaustive.

31.2

Parties.   If more than one person or corporation is named as Landlord or Tenant in this Lease and executes the same as such, the words “Landlord” or “Tenant” wherever used in this Lease are intended to refer to all such persons or corporations, and the liability of such persons or corporations for compliance with the performance of all of the terms, covenants and provisions of this Lease shall be joint and several.  The masculine pronoun used herein shall include the feminine or the neuter, as the case may be, and the use of the singular shall include the plural.  This Lease has been negotiated at arms length and carefully reviewed by the parties.  This Lease is not to be construed against the Landlord.

ARTICLE 32

OBLIGATIONS OF SUCCESSORS

32.1

Each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, and except as otherwise specifically provided in this Lease, their respective heirs, executors, administrators, successors and assigns, subject at all times, nevertheless, to all agreements and restrictions contained elsewhere in this Lease with respect to the assignment, transfer, encumbering or subletting of all or any part of Tenant's interest in this Lease.

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ARTICLE 33

MISCELLANEOUS PROVISIONS

33.1

Separability.   It is agreed that, if any provisions of this Lease shall be determined to be void by a court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect.

33.2

Warranty of Authority.   If Tenant is a corporation,  limited liability company  or partnership, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation or limited liability company or partnership and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of Michigan; that all franchise and corporate or other entity taxes have been paid to date; and that all forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due.

33.3

Entire Agreement.   It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.  This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rent, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.  This section should not be construed as restricting Landlord’s ability to modify the rules and regulations of the Center.  All negotiations and oral agreements acceptable to both parties have been merged into and are included herein.  There are no other representations or warranties between the parties and all reliance with respect to representations is totally upon the representations and agreements contained in this Lease.

33.4

Right to Lease.   Except as set forth below in this Section 33.4, Landlord reserves the absolute right to effect such other tenancies in the Center as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Center.  Except as set forth below in this Section 33.4, Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Center.  Nothing contained in this Lease shall be deemed to give Tenant an express or implied exclusive right to operate any particular type of business in the Center.

Provided that Tenant is continuously operating the Premises as required by this Lease for the purpose set forth in Exhibit B, and more than sixty percent (60%) of Tenant’s Net Sales result from the sale of hamburgers, and Tenant is not otherwise in default of this Lease beyond any applicable cure period, Landlord agrees that during the Lease Term Landlord will not execute a new lease within the Center with any new tenant under the trade name “Five Guys Burgers and Fries” (“Leasing Restriction”).  If Landlord violates the Leasing Restriction, Tenant shall furnish Landlord with thirty (30) days’ written notice of such violation within which time Landlord shall have the opportunity to cure such violation.  If Landlord fails to cure the violation, Tenant’s sole remedy for Landlord’s violation of the Leasing Restriction shall be the right to pay three percent (3%) of Tenant’s Net Sales in lieu of Minimum Annual Rent (“Modified Rent”) for the period commencing on the day such thirty (30) day notice expires and ending one (1) year thereafter (“Sales Rent Period”).  If the Sales Rent Period continues for one (1) year, Tenant shall have the right to terminate this Lease, which right Tenant must exercise, if at all, within forty-five (45) days following the expiration of the Sales Rent Period by furnishing written notice to Landlord of Tenant’s intent.  If Tenant elects to terminate this Lease, then the effective date of the termination shall be the date Landlord receives Tenant’s notice.  If Tenant does not terminate this Lease, then on the first day after the end of the Sales Rent Period, the payment of Modified Rent shall cease and Tenant shall resume payment of full Minimum Annual Rent. If Tenant Transfers all or any portion of its interest in the Premises or this Lease (excluding transfers under Section 15.7 which do not require Landlord’s consent), then the Leasing Restriction shall be of no further force or effect.  The Leasing Restriction granted herein is granted solely to Tenant and is not assignable or transferable (except to transferees under Section 15.7 which do not require Landlord’s consent).  The Leasing Restriction does not apply to any existing tenant, lease, license or occupant of the Center as of the Effective Date or to any renewal, extension or new lease with such existing tenants or occupants or any assignment or other transfer of any interest in any such lease, license or other occupancy agreement, except that Landlord agrees not to modify any agreement in the Center to permit a violation of the Leasing Restriction.  The Leasing Restriction shall not apply to any occupant of the Center in excess of fifty thousand

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(50,000) square feet of floor area.  The Leasing Restriction shall not apply to any tenant or occupant of the Center through bankruptcy.

33.5

Governing Law.  The laws of the State of Michigan shall govern the validity, construction, performance and enforcement of this Lease.  Should either party institute legal action to enforce any obligation contained herein, it is agreed that the venue of such suit or action shall be the County in which the Center is located.  Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant but shall be interpreted in accordance with the general tenor of its language.

33.6

Force Majeure.   Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental actions, acts of terror, civil commotions, fire or other casualty, hazardous materials (the presence of which is unrelated to Tenant or its agents, servants, contractors, representatives or employees, act or failure to act if Tenant is seeking to excuse performance), and other non-financial causes beyond the reasonable control of the party obligated to perform, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage, except the obligations, once begun, imposed with regard to rent and other charges to be paid by Tenant pursuant to this Lease and as otherwise provided in this Lease.

33.7

Cumulative Rights.   The various rights, options, elections, powers and remedies contained in this Lease shall be construed as cumulative and no one of them shall be exclusive of any of the others, or of any other legal or equitable remedy which either party might otherwise have in the event of breach or default in the terms hereof, and the exercise of one right or remedy by such party shall not impair its right to any other right or remedy until all obligations imposed upon the other party have been fully performed.

33.8

Time.   Except for the delivery of possession of the Premises to Tenant, time is of the essence with respect to the performance of each of the covenants and agreements contained in this Lease.

33.9

Relationship of Parties.   Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

33.10

Late Charges.   Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises.  Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days of written notice that when such amount is due, then Tenant shall pay to Landlord, as additional rent, a late charge equal to Two Hundred Fifty and 00/100 Dollars ($250.00), plus any attorneys' fees and/or expert witness fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder.  The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.  Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.  Any amount required to be paid by Tenant under this Section or Section 33.23 hereof shall be deemed to be interest to the maximum extent permitted by law.

33.11

Financial Statements and Credit Reporting.

(a)

Not more often than twice in any twelve (12) month period (but not more often than legally required to be available for a public company, Tenant shall, upon fifteen (15) business days' prior written notice from Landlord, provide Landlord or any institutional lender which is negotiating with Landlord for interim, construction or permanent financing during the Lease Term, with the most recent publicly available financial statement for the Tenant.

33.12

Real Estate Brokers.   Tenant warrants that it has had no dealing with any broker or agent except Landlord’s broker, GGP, in connection with the negotiation or execution of this Lease,

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and except Tenant’s Broker, Howard Schwartz Commercial Real Estate LLC (“Tenant’s Broker”).  Landlord shall pay a real estate commission to Tenant’s Broker for this Lease pursuant to a separate written agreement between the Landlord and Tenant’s Broker.  Tenant hereby holds GGP and Landlord (their employees, principals, predecessors and successors-in-interest) harmless with respect to any damage or liability of any kind or nature whatsoever, or at all, including reasonable attorneys' fees and court costs with respect to the negotiation of this Lease or collateral matters thereto.  Except as may be expressly set forth herein, Landlord and Tenant represent and warrant that there are no other claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and agree to indemnify the other against and hold it harmless from all liability arising from any such other claim including, without limitation, the cost of attorneys' fees and court costs in connection therewith.

33.13

Interest.   Tenant shall pay to Landlord when due all sums of money required to be paid pursuant to this Lease.  If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible with the next installment of Minimum Annual Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.  If Tenant shall fail to pay, when the same is due and payable, any rent or other charge, such unpaid amounts shall bear interest at the maximum lawful rate from the date due to the date of payment not to exceed eight percent (8%) per annum.

33.14

No Offer to Lease.   The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon execution hereof by both parties and delivery by Landlord (or, when duly authorized, by Landlord's agent or employee) to Tenant.  No act or omission of any agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

33.15

Exculpation.   The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners of the partnership or shareholders, officers or directors of the corporation of Landlord or the members of the limited liability company, and Tenant shall not seek any relief against the individual partners of the Landlord if a partnership (whether general or limited), the shareholders, officers or directors of the corporation if Landlord is a corporation, or the members of the limited liability company if Landlord is a limited liability company, based upon any breach or default by Landlord (or any of its agents or employees) of any obligations under this Lease or applicable law.  Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity, rents, and profits of Landlord in the building in which the Premises are located and the parcel of real property on which said building is located, subject to the prior rights of any mortgagee or holder of a deed of trust covering the Center or any portion thereof, and subject to the Landlord's rights under a leasehold interest in the Center or any part thereof, if any, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of any of Tenant's remedies.  Tenant will not seek recourse against the individual partners of the partnership (if Landlord is a partnership), or shareholders, officers or directors of the corporation of Landlord (if Landlord is a corporation), or the members or managers of the limited liability company (if Landlord is a limited liability company), as the case may be, nor against any of their personal assets for such satisfaction of any monetary or non-monetary relief that may be granted in favor of Tenant and against Landlord.

33.16

No Remuneration for Execution of Lease.    Except as provided in Section 33.12, Landlord and Tenant each, for itself and for its members, directors, officers, shareholders, employees, partners and agents, warrants, covenants and represents to the other that neither it, nor any of its members, directors, officers, shareholders, employees, partners and agents, has given to or received from the other party or any such party's member, director, officer, shareholder, employee, partner or agent, any commission, fee, rebate, or other thing or service in connection with the execution of this Lease.  Each party agrees that it shall submit to such reasonable audit as may be required to substantiate compliance with the foregoing provisions of this Section.

33.17

Waiver of Rights of Redemption.   Tenant waives any and all rights of redemption granted under any present and future laws in the event Landlord obtains the right to possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise; provided, however, that this Section 33.17 is not intended and shall not be construed as a waiver of Tenant’s rights, if any, to exercise any lawful right to prevent issuance or execution of a Writ of Restitution or similar order, or to any appellate rights or remedies.

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33.18

Recording.   Tenant shall not record this Lease or any short form memorandum of this Lease.  Tenant, upon the request of the Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes.  Upon the expiration or earlier termination of this Lease for any reason, Tenant, within three (3) days of the date of request by Landlord, shall deliver to Landlord a quitclaim deed conveying to Landlord any and all interest Tenant may have had under this Lease.

33.19

Right to Show Premises.   During the last one hundred twenty (120) days of the Lease Term or upon earlier termination of this Lease, Landlord shall have the right to go upon the Premises to show same to prospective tenants or purchasers.

33.20

Hazardous Materials.

(a)

Tenant, at its sole cost and expense, shall comply with all laws relating to the storage, use, handling and disposal of Hazardous Materials as defined in Section 33.20(e) below.  Tenant represents and warrants that it and its agents, servants, employees, contractors and anyone else acting on Tenant's behalf will not store, dispose, produce, use, transport or manufacture any toxic or hazardous waste or materials as defined or regulated now or in the future, by local, state or federal laws, on the Premises or any portion of the Center (“Hazardous Materials”).  Tenant shall give Landlord prompt written notice of the existence of, and/or Tenant's discovery of, the presence of or contamination of the Premises or the Center with Hazardous Materials.  In the event Tenant or any of its agents, servants, employees, contractors or anyone else acting on Tenant's behalf violates the foregoing provision by storing, disposing, producing, using, transporting or manufacturing any Hazardous Materials in, on or about the Premises or the Center, Tenant shall indemnify, defend and hold Landlord, UBS, TPI LP, TPI LLC, GGP and MSMA harmless from and against any and all damages, claims, injuries, cost and liability arising therefrom or related thereto, including all costs of clean-up, attorneys' fees, expert witness fees, court costs and losses to property or the Premises.  The clean-up and disposal of such Hazardous Materials, including required air monitoring and documentation, shall be performed by Tenant at Tenant's sole cost and expense and shall be performed in accordance with all applicable laws, rules, regulations and ordinances.  Landlord shall have the right, but not the obligation, to review, monitor and supervise any such clean-up and disposal by Tenant.  Within forty-five (45) days following the clean-up of any Hazardous Materials, Tenant shall furnish to Landlord Hazardous Materials manifests and records which document proper transport and disposal of such material.  The foregoing notwithstanding, Landlord, in Landlord's sole and absolute discretion, may elect by written notice to Tenant to perform the clean-up and disposal of such Hazardous Materials from the Premises and/or the Center.  In such event, Tenant shall pay to Landlord the actual cost of same upon receipt from Landlord of Landlord's written invoice therefor.  The terms of the indemnification set forth in this Section 33.20 shall survive the expiration or the earlier termination of this Lease.

(b)

Tenant shall notify Landlord and provide to Landlord a copy or copies of the following environmental entitlements or inquiries related to the Premises:  Notices of violation, notices to comply, citations, inquiries and reports filed pursuant to self-reporting requirements.  Underground tanks shall be prohibited without the prior written approval of Landlord, which approval Landlord may withhold in its sole and absolute discretion.  In the event of a release of any Hazardous Materials or waste into the environment, Tenant shall furnish to Landlord a copy of any and all other environmental entitlements or inquiries relating to the Premises including, but not limited to, all permit applications, permits, monitoring reports, warnings and other reports and other related documents even if characterized as confidential.  Tenant shall provide its employees, agents, subcontractors, as well as any governmental entities, the public and any other person or entity as required by law, with any and all notices, warnings, disclosures or other information concerning Hazardous Materials related to the Premises or Center, required by any law, rule, regulation or ordinance applicable to Tenant or the Premises.  Tenant shall submit all such notices to Landlord prior to distribution or submission by Tenant of such notice and shall obtain Landlord’s prior written approval thereof.  Landlord shall have the right, but not the obligation, to review such notices and to prescribe their form and content prior to distribution or submission to any other person or entity.

(c)

Notwithstanding any other term or provision of the Lease, Tenant shall permit Landlord, it's agents and employees to enter the Premises at any time, without prior notice, to inspect, audit, monitor and/or take emergency or long-term remedial action with respect to Hazardous Materials on or affecting the Premises or to discharge Tenant's obligations hereunder with respect to such Hazardous Materials when Tenant has failed to do so, all at Tenant's cost and expense.  All costs and expenses incurred by Landlord in connection with performing Tenant's

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obligations hereunder shall be reimbursed by Tenant to Landlord within ten (10) days of Tenant's receipt of written request therefor.

(d)

All of Landlord's rights and remedies set forth in this Section 33.20 shall apply equally to ACM (as defined in Section 11.1 of the Lease).  Landlord reserves the right to enter the Premises at any time and from time to time, for the purposes of and to monitor, inspect, remove, encapsulate, abate, enclose and/or remediate any ACM.   Tenant shall comply with any and all federal, state, and local laws, rules, regulations, and ordinances regarding ACM located in, on or about the Premises.  Tenant acknowledges that incorporation of any ACM into the Premises, or any portion of Tenant's Work, is strictly prohibited.  Tenant agrees, represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any ACM into the Premises or Tenant's Work.  If the presence of ACM is a result of Tenant's occupancy of the Premises, such compliance shall be at Tenant's sole cost and expense.  Landlord may condition any remodeling or alteration of the Premises upon the removal or abatement of ACM, at Tenant's cost and expense.  In such event, Landlord may elect to perform the work itself and Tenant shall pay Landlord for the cost and expense thereof.  Tenant shall fully cooperate with Landlord to ensure compliance with all laws, rules, regulations and ordinances related to ACM.

(e)

As used herein, the term “Hazardous Materials” shall include any hazardous, toxic or radioactive material, substance or waste regulated by any law, rule and regulation of any local governmental authority, the State of Michigan or the United States Government, now or in the future and as amended, relating to the storage, use, handling and disposal of hazardous, toxic or radioactive matter, including without limitation:  (i) those materials identified in Section 311 of the Federal Water Pollution Control Act, Resource Conservation and Recovery Act as amended (42 U.S.C. Section 6901 et seq.), Comprehensive Environmental Response Compensation and Liability Act as amended (42 U.S.C. Section 9601 et seq.), Toxic Substances Control Act as amended (15 U.S.C. Section 2601 et seq.) and including such hazardous or toxic substances or wastes as are identified, defined or listed elsewhere and are incorporated into such acts or sections by reference as well as all products containing Hazardous Materials; (ii) petroleum; (iii) asbestos; (iv) formaldehyde; (v) polychlorinated biphenyls (PCBs); and (vi) Freon and other chlorofluorocarbons.

In the event that at any time during the Lease Term, Landlord’s Work in the Premises is in violation of any rule, regulation, law, or ordinance applicable to the Premises related to Hazardous Materials, Landlord shall, at its cost, place such work into lawful compliance, unless such noncompliance results from changes to the Premises by Tenant.  In the event that at any time during the Lease Term, Tenant's Work in the Premises is in violation of any rule, regulation, law, or ordinance applicable to the Premises related to Hazardous Materials, Tenant shall, at its cost, place such work into lawful compliance, unless such noncompliance results from changes to the Premises made by Landlord.

(f)

Because mold spores are present essentially everywhere and mold can grow in almost any moist location, Tenant acknowledges the necessity of adopting and enforcing good housekeeping practices, ventilation and vigilant moisture control within the Premises (particularly in kitchen areas, janitorial closets, bathrooms, in and around water fountains and other plumbing facilities and fixtures, break rooms, in and around outside walls, and in and around HVAC systems and associated drains) for the prevention of mold (such measures, “Mold Prevention Practices).  Tenant will, at its sole cost and expense, keep and maintain the Premises in good order and condition in accordance with the Mold Prevention Practices and acknowledges that the control of moisture, and prevention of mold within the Premises are integral to its obligations under the Lease.

(g)

Tenant, at its sole cost and expense, shall:

(i)

Regularly monitor the Premises for the presence of mold and any conditions that reasonably can be expected to give rise to or be attributed to mold including, but not limited to, observed or suspected instances of water damage, condensation, seepage, leaks, or any other water collection or penetration (from any source, internal or external), mold growth, mildew, repeated complaints of respiratory ailments or eye irritation by Tenants employees or any other occupants of the Premises, or any notice from a governmental agency of complaints regarding the indoor air quality at the Premises (the Mold Conditions); and

(ii)

Immediately notify Landlord in writing if it observes, suspects, has reason to believe [or should know of] mold or Mold Conditions are present in, at, or about the Premises.

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(h)

In the event of suspected mold or Mold Conditions in, at, or about the Premises and surroundings areas, Landlord may cause an inspection of the Premises to be conducted, during such time as Landlord may designate, to determine if mold or Mold Conditions are present in, at, or about the Premises.

(i)

Tenant releases and relieves Landlord from any and all liability for bodily injury and damage to property, waives any and all claims against Landlord, and assumes all risk of personal injury and property damage related to or allegedly caused by or associated with any mold or Mold Conditions in or on the Premises existing on the date possession of the Premises delivered to Tenant or arising thereafter.

33.21

Quiet Enjoyment.   Upon Tenant's payment of Minimum Annual Rent, Percentage Rent and additional rent and its observation and performance of all of  the covenants, terms and conditions of this Lease to be observed and performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises from and after delivery thereof to Tenant; subject, however, to (a) the rights of the parties as set forth in this Lease; (b) any mortgage or deed of trust to which this Lease is subordinate; (c) any ground or underlying leases, agreements and encumbrances to which this Lease is subordinate; (d) all matters of record; and (e) disturbances, odors and similar inconveniences which are commonly associated with shopping centers of the type and size of the Center and/or with tenants located in such shopping centers.

33.22

Modification Fees.   In the event Tenant requests any modification or amendment to this Lease, including any request for termination, after this Lease has been executed by Landlord and Tenant, then Tenant shall reimburse Landlord for Landlord's reasonable attorneys' fees for the review, preparation, negotiation or drafting of each such modification and for Landlord's administrative costs incurred by the processing of each such request for modification in an amount determined by Landlord.  The foregoing attorneys' fees and administrative costs shall be due and payable upon Landlord's written demand therefor and as a condition precedent to document finalization.

33.23

Reasonable Estimated Costs.   The costs described in this Section 33.23 are set forth herein because the parties expressly agree that fixing the amount of actual damages in advance is impractical and extremely difficult so the parties hereby in good faith estimate fair compensation.  These amounts shall be in addition to any other rights or remedies available to Landlord at law, in equity or under this Lease.

(a)

Delayed Opening Rent.  If Tenant fails to open for business to the public in the Premises on or before the date which is thirty (30) days following the Rental Commencement Date (extended by events of force majeure under Section 33.6 hereof which includes delays caused by Landlord beyond Tenant’s reasonable control), Tenant shall pay to Landlord, as additional rent, and in addition to Minimum Annual Rent specified in Section 5.1, the amount set forth in Article 2 in arrears, on the last day of the month for each day or partial day Tenant is not open for business in the Premises following the thirtieth (30th) day from the Rental Commencement Date (“Delayed Opening Rent”).  The amount of Delayed Opening Rent is a good faith estimate of damage to Landlord and the detrimental impact to the Center for Tenant’s failure to timely open.

(b)

Books and Records.  If Tenant fails to furnish to Landlord any statements, books or records required to be kept by Tenant for Landlord under Section 5.5 within twenty (20) business days of Landlord's written request therefor, then commencing with Tenant’s second failure in a twelve (12) month period to comply with this Section, Tenant shall pay to Landlord an amount equal to Two Hundred Fifty and 00/100 Dollars ($250.00) for each failure to furnish such records upon Landlord’s written request, as reasonable compensation for costs incurred by Landlord as a result thereof, including without limitation, to enforce such provision and the costs of investigation delayed payment.

(c)

Signs.  If Tenant violates any provision of Section 13.1 hereof, then Tenant shall pay Two Hundred Fifty and 00/100 Dollars ($250.00) per day to Landlord for each day that such violation continues to reasonably compensate Landlord for the resulting damage, including without limitation, to the appearance and reputation of the Center.

(d)

Tenant to Remain Open.  Subject to Article 18 and Section 33.6, Tenant shall pay to Landlord Two Hundred Fifty and 00/100 Dollars ($250.00) per day for each day that Tenant fails to continuously remain open for business during the hours Tenant is required to remain open pursuant to Section 16.2 hereof as a reasonable estimate of damage to the Center, including without limitation, for loss of business and harm to the reputation of the Center.

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(e)

Radius.  If Tenant violates Section 16.4 by opening another business within the specified radius, for each such business in violation of this radius restriction,  Tenant will pay to Landlord (“Radius Rent”), above any other rent required to be paid hereunder, for any period(s) that it shall continue to own or operate such other business or businesses, the greater of the following annualized sums, prorated for any lesser period of such ownership or operation:  (i) A sum equal to the difference between the highest amount of Percentage Rent, as defined in Article 5, paid or payable by Tenant to Landlord for any preceding calendar year during the Lease Term and the amount of such Percentage Rent actually due for such calendar year in accordance with Article 5; or (ii) A sum equal to twenty-five percent (25%) of the Minimum Annual Rent then in effect.  This Radius Rent is a reasonable estimate of the loss of sales, foot traffic, business and customers to the Center as a result of Tenant’s multiple locations.

Such Radius Rent shall be payable in monthly installments of at least two percent (2%) of the Minimum Annual Rent but not as Minimum Annual Rent then in effect, commencing on the first day of the calendar month following the opening of such other business location by Tenant and continuing thereafter on the first day of each calendar month while such other business or businesses continue.  Within thirty (30) days after the close of each calendar year and upon determination of Tenant's Net Sales for such year, the total amount of Radius Rent due for each year shall be computed, and Tenant shall deliver forthwith to Landlord the balance of additional Minimum Annual Rent due for such year in accordance with this Section.  The payment of Radius Rent shall not impact the calculation of the payment of Minimum Annual Rent or Percentage Rent under the Lease.

(f)

Recycling.  If Tenant fails to fully and promptly comply with the provisions of Section 16.6 hereof after five (5) days' written notice from Landlord of such noncompliance, commencing with Tenant’s second failure in a twelve (12) month period to comply with this Section, then Tenant shall pay to Landlord Fifty and 00/100 Dollars ($50.00) for each violation (in addition to any available remedy) as a reasonable estimate of damages, costs and liability incurred by Landlord for such failure.

(g)

Rubbish.  If Tenant fails to comply with the requirements of Section 17.1 (b) concerning the disposal of rubbish generated by Tenant, then Tenant shall pay to Landlord One Hundred and 00/100 Dollars ($100.00) per day for each day or partial day that each violation continues; provided, however, Landlord agrees to give Tenant written notice of each violation of this provision, and Tenant shall have forty-eight (48) hours thereafter within which to cause the violation to be discontinued.  If not discontinued within the forty-eight (48) hour period, then commencing with Tenant’s second failure to comply with this Section in a twelve (12) month period, the One Hundred and 00/100 Dollars ($100.00) per day amount shall commence as a reasonable estimate of compensation to Landlord for the cost of clean-up, repair, liability  and damage incurred by Landlord.  All amounts due under this subparagraph shall be payable by Tenant within ten (10) days after demand therefor.

(h)

Employee Parking.  If Tenant or its employees fail to park their vehicles in designated parking areas as set forth in Section 19.7, commencing with Tenant’s second failure to comply with this Section in a twelve (12) month period, Landlord may charge Tenant Twenty-Five and 00/100 Dollars ($25.00) per day for each day or partial day per vehicle parked in any areas other than those designated; provided, however, Landlord agrees to give Tenant written notice of the first violation of this provision and Tenant shall have two (2) days thereafter within which to cause the violation to be discontinued; if not discontinued with the two (2) day period, then Tenant shall pay Landlord the amount of Twenty-Five and 00/100 Dollars ($25.00) per day thereafter as a reasonable estimate of compensation to Landlord for damages incurred, including without limitation, because of reduced parking for Center customers and  emergency vehicles.  All amounts due under the provisions of this subsection 33.23(h) shall be payable by Tenant within twenty (20) days after written demand therefor.

(i)

Insurance Certificates.  If Tenant fails to furnish Landlord with evidence of insurance coverage required to be carried by Tenant under this Lease in the form of insurance certificates or policies required to be furnished by Tenant under Section 9.3 hereof or any other provision hereof, or the certificate or policy furnished insufficiently evidenced the coverage required to be carried by Tenant under this Lease following fifteen (15) days’ written notice to Tenant of such failure, then commencing with Tenant’s second failure to comply with this Section in a twelve (12) month period, such failure shall constitute a material breach and default under the Lease, and Tenant shall pay to Landlord an amount equal to Two Hundred Fifty and 00/100 Dollars ($250.00)

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per day for each day that such failure continues following such fifteen (15) days’ notice as a reasonable estimate of damage and liability to Landlord for Tenant’s failure to carry insurance.

(j)

Government Compliance.  If Tenant violates any provision of Section 17.9 hereof, then as a reasonable estimate of the damage caused, Tenant shall pay the amount of Two Hundred Fifty and 00/100 Dollars ($250.00) per day for each day that such violation continues following three (3) days written notice from Landlord specifying the nature of the violation in reasonable detail, commencing with Tenant’s second failure to comply with such Section in a twelve (12) month period.

33.24

Partial Payment.   No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease, at law or in equity.

33.25

Confidentiality.   Tenant shall keep the terms and conditions of this Lease confidential throughout the Lease Term, except to the extent necessary:  (a)  to carry out the purpose of the Lease; (b) in connection with any administrative or judicial proceeding including, without limitation, arbitration in which Tenant is involved and required to divulge such information; or (c) if required in good faith for financing or accounting reasons.

33.26

Counterparts.   This document may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

34.27

Representations and Warranties of Tenant.   Tenant (and, if Tenant is a corporation, partnership, limited liability company or other legal entity) hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

(a)

Tenant is not in violation of any Anti-Terrorism Law;

(b)

Tenant is not, as of the date hereof:  (i) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including making or receiving of any contribution of funds, goods, or services to or for the benefit of any Prohibited Person; (ii) dealing in, or otherwise engaging in any transaction relating to any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in any Anti-Terrorism Law; and

(c)

(to the best of its knowledge) neither Tenant nor any of its officers, directors, shareholders, or members (as applicable) is a Prohibited Person.

If at any time any of these representations becomes false, then it shall be considered a material default under this Lease.

As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money-laundering, or anti-money laundering activities, including without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them.  As used herein, “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism,” as may be amended from time to time.  “Prohibited Person” is defined as (i) a person or entity that is listed in the Annex to Executive Order No. 13224, or an entity owned or controlled by a person or entity that is listed in the Annex to Executive Order No. 13224; (ii) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list.  “USA Patriot Act” is defined as the “Uniting and Strengthening

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America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 10756) as may be amended from time to time.

34.28

Surrender.   Tenant is not entitled to surrender the Premises to avoid liability for rent unless:  (a) an acceptance of the surrender is evidenced in a document signed by Landlord; and (b) the document expressly states it is acceptance of surrender.  No action or inaction other than as expressly provided in this section may be construed as an acceptance of surrender by Landlord.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the day and year first above written.

“LANDLORD”

NOVI TOWN CENTER INVESTORS LLC,

a Delaware limited liability company

By:  TPI REIT Operating Partnership LP,

        a Delaware limited partnership,

Its:  Sole Member

By:  TPI REIT Operating Partnership GP LLC,

        a Delaware limited liability company,

Its:  General Partner

By:    _______________

Richard Zalatoris

Its:  Director

“TENANT”

TROY BURGERS, INC.,

a Michigan corporation

BY:______________________________

___________________________

[Type or print name]

Its:  Chairman of the Board

       President / Vice-President

          [Indicate capacity by circling one]

BY:______________________________

___________________________

[Type or print name]

Its:  Secretary / Assistant Secretary

   Treasurer / Assistant Treasurer

   Chief Financial Officer

        {Indicate capacity by circling one]

IF TENANT SHALL BE A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION.  THE LEASE MUST BE EXECUTED BY THE CHAIRMAN OF THE BOARD, PRESIDENT OR VICE-PRESIDENT AND THE SECRETARY, ASSISTANT SECRETARY, TREASURER, ASSISTANT TREASURER OR CHIEF FINANCIAL OFFICER UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT, THE BY-LAWS OR A CERTIFIED COPY OF THE RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED.  IF TENANT SHALL BE A LIMITED LIABILITY COMPANY, THE MANAGING MEMBER MUST SIGN ON BEHALF OF THE LIMITED LIABILITY COMPANY.

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EXHIBIT “A”

NOVI TOWN CENTER- SITE PLAN

SITE PLAN GRAPHIC

THE PURPOSE OF THIS EXHIBIT IS ONLY TO SHOW THE APPROXIMATE LAYOUT AND LOCATION OF THE COMMON AREAS, AND THE BUILDINGS AND RELATED FACILITIES IN THE CENTER.  NOTHING CONTAINED IN THIS EXHIBIT SHALL BE DEEMED TO BE A WARRANTY, REPRESENTATION OR AGREEMENT ON THE PART OF LANDLORD THAT THE CENTER IS CURRENTLY, OR WILL REMAIN AS DEPICTED HEREON OR THAT TENANTS DEPICTED HEREON (IF ANY) ARE NOW IN OCCUPANCY OR WILL REMAIN IN OCCUPANCY.  THE LANDLORD RESERVES THAT RIGHT TO MAKE CHANGES TO THE CENTER AS SET FORTH IN THE LEASE.

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Exhibit “A” – Page 1

EXHIBIT “B”

NOVI TOWN CENTER

DESCRIPTION OF PREMISES

FOR

Troy Burgers, Inc., a Michigan corporation

(Tenant)

DESCRIPTION OF PREMISES

Premises address of 26060 Novi Road consisting of the approximate dimensions of 49.16 x 79.33, plus 320.13 square feet (irregular in shape), containing approximately four thousand two hundred twenty (4,220) square feet of floor area.

(All measurements of the Premises shall be made from the outside of exterior walls and from the center of the interior demising partitions, including those measurements to establish the length and width of the Premises.  Deductions shall not be allowed for columns, sprinkler risers, roof drains, vents, piping, waste lines, conduit, ventilation shafts and related items serving the common areas or other tenant spaces.)

USE OF PREMISES

Tenant shall use the Premises only for the following purposes:

For the retail operation of a full service sit-down restaurant or “fast casual” restaurant specializing in the sale of fresh hamburgers and French fries pursuant to the menu in Exhibit “I” attached hereto and made a part hereof by this reference, subject to incidental changes for related items as sold in all or substantially all of the other stores operated under the same trade name as the Premises and for no other purpose.  The term “fast casual” shall mean partial waiter/waitress service in which the customer orders at a centralized location in the Premises other than ordering at a table (or after seating) and is served its order after seating.

The foregoing shall be subject to the restrictions set forth in Exhibit “H” hereof.  Notwithstanding anything to the contrary contained in this Lease, Tenant shall not use the Premises in any manner which would violate any exclusive set forth in Exhibit “H” attached hereto, or any other exclusive or restrictive use Landlord notifies Tenant of in writing.

TRADE NAME

Tenant shall do business in the Premises only under the following Trade Name:

Bagger Dave’s

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Exhibit “B” – Page 1

EXHIBIT “B”

NOVI TOWN CENTER

LOCATION OF PREMISES

LOCATION OF PREMISES GRAPHIC

THE PURPOSE OF THIS EXHIBIT IS ONLY TO SHOW THE APPROXIMATE LAYOUT OF THE PREMISES, COMMON AREAS IN THE CENTER.  NOTHING CONTAINED IN THIS EXHIBIT SHALL BE DEEMED TO BE A WARRANTY, REPRESENTATION OR AGREEMENT ON THE PART OF LANDLORD THAT THE PREMISES IS CURRENTLY, OR WILL REMAIN AS DEPICTED HEREON OR THAT TENANTS DEPICTED HEREON (IF ANY) ARE NOW IN OCCUPANCY OR WILL REMAIN IN OCCUPANCY.  THE LANDLORD RESERVES THAT RIGHT TO MAKE CHANGES TO THE CENTER AS SET FORTH IN THE LEASE.

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Exhibit “B” – Page 2

EXHIBIT “B”

NOVI TOWN CENTER- PLAN OF PREMISES

PLAN OF PREMISES GRAPHIC

THE PURPOSE OF THIS EXHIBIT IS ONLY TO SHOW THE APPROXIMATE LAYOUT OF THE PREMISES IN THE CENTER.  NOTHING CONTAINED IN THIS EXHIBIT SHALL BE DEEMED TO BE A WARRANTY, REPRESENTATION OR AGREEMENT ON THE PART OF LANDLORD THAT THE PREMISES IS CURRENTLY, OR WILL REMAIN AS DEPICTED HEREON OR THAT TENANTS DEPICTED HEREON (IF ANY) ARE NOW IN OCCUPANCY OR WILL REMAIN IN OCCUPANCY.  THE LANDLORD RESERVES THAT RIGHT TO MAKE CHANGES TO THE CENTER AS SET FORTH IN THE LEASE.  LANDLORD CANNOT GUARANTEE THAT INTERNAL CHANGES HAVE NOT OCCURRED SINCE THIS HAS BEEN PREPARED.  THIS PLAN IS SUBJECT TO FIELD VERIFICATION TO DETERMINE THE ACCURACY OF THIS DRAWING.

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Exhibit “B” – Page 3

EXHIBIT “C”

NOVI TOWN CENTER

PROVISIONS RELATING TO CONSTRUCTION

OF TENANT'S STORE

This Exhibit “C” sets forth the respective obligations and covenants of Landlord and Tenant to construct for Tenant's use, the Premises demised to Tenant under the Lease to which this Exhibit is attached and incorporated by reference, and further sets forth the division of responsibility for the construction of improvements, the obligation for payment of design and construction costs and the procedures to be followed by Landlord and Tenant to accomplish the construction of the Premises.

Tenant acknowledges that the Premises were initially constructed by Landlord.  Tenant further acknowledges that it shall inspect the Premises and accept the same in their condition “as is” upon the Effective Date, and agrees that Landlord shall have no obligation to perform any further work upon the Premises.  Pursuant to and subject to Landlord approved construction drawings, Tenant shall completely construct the Tenant’s Work in the Premises and construct its newest prototype store in the Premises.  Tenant shall pay the entire cost and expense of completely constructing the Premises and making it ready for Tenant's occupancy and use, subject to the Tenant Improvement Allowance.

1.

PRELIMINARY DRAWINGS.   Within thirty (30) days after Lease execution, Tenant shall submit to Landlord electronic autocad files plus three (3) sets of fully-dimensioned preliminary drawings and one (1) set of reproducibles prepared by Tenant's architect at Tenant's expense, which preliminary drawings shall indicate Tenant's intentions with respect to the design of the Premises.  Said preliminary drawings shall contain a floor plan including fixture layout, an elevation of Tenant's storefront delineating all materials to be used, sections through the storefront, a perspective drawing of the storefront and a sample board containing all materials and colors to be used in the Premises.

2.

DESIGN APPROVAL - PRELIMINARY DRAWINGS.   Landlord and the Project Architect shall review Tenant's preliminary drawings to ensure that Tenant's proposed design will not conflict with the design of the Center or that of adjacent tenants and shall either approve said preliminary drawings or disapprove the same advising Tenant of the reasons for such disapproval within fifteen (15) days after receipt of said drawings.  In the event Landlord disapproves said preliminary drawings, Tenant shall modify said drawings taking into account the reasons given by Landlord for said disapproval and shall resubmit the preliminary drawings to Landlord in the same number of sets within fifteen (15) days after receipt of Landlord's initial disapproval. Tenant shall pay all reasonable plan reproduction costs for the preliminary drawings.

3.

WORKING DRAWINGS.   Within thirty (30) days after receipt of Landlord's approval of the preliminary drawings, Tenant shall submit to Landlord one (1) electronic autocad copy plus three (3) sets of fully-dimensioned drawings and one (1) set of reproducibles, hereinafter referred to as “working drawings”, prepared by Tenant's licensed architect and/or engineer, at Tenant's expense, which drawings shall indicate the specific requirements of Tenant's space, clearly outlining the storefront in detail, including sections and details, types of materials and colors (including separate drawings for signs in accordance with Exhibit “F” hereof), interior partitions and reflected ceiling plan; mechanical drawings and electrical drawings prepared by licensed, mechanical and electrical engineers setting forth all mechanical requirements of Tenant; and including heat and cooling requirements, all in conformity with the hereinafter set forth “Description of Landlord's Work” and “Description of Tenant's Work”.

4.

APPROVALS OF WORKING DRAWINGS.    All drawings required to be submitted by Tenant to Landlord are subject to the approval of Landlord.  Tenant shall pay all reasonable plan reproduction costs for the working drawings charged by governmental authorities.  Landlord shall review, coordinate and approve Tenant's plans for conformance with provisions contained within this Exhibit “C”.

Any subsequent changes, modifications or alterations requested by Tenant shall be subject to approval by Landlord, and any additional charges, expenses or costs, including Landlord's fees, shall be at the sole cost and expense of Tenant, and Landlord shall have the right to demand payment for such changes, modifications or alterations prior to Landlord's performance of any work in the Premises.  No such changes, modifications or alterations in said approved drawings shall be made without the written consent of Landlord after written request therefor by Tenant.  In the event the Premises have not been constructed in accordance with said approved drawings, then Tenant shall not be permitted to open the Premises for business until the Premises comply, in the

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reasonably exercised judgement of Landlord, in all respects with said approved drawings; provided that Minimum Annual Rent and all other charges payable by Tenant hereunder shall commence to accrue and be payable as otherwise provided in this Lease.

5.

LANDLORD'S WORK.   As used herein, the term “Landlord's Work” shall refer to and include only the following items of work:

A.

Structural Frame.  Wood or steel, concrete or other material designed to carry loads in accordance with applicable codes (including any variances).

B.

Improvements within Structural Frame.

(i)

Floor.  Landlord to provide Patio Slab Allowance and Interior Slab Allowance to Tenant.  Tenant to install Patio Slab and Interior Slab.

(ii)

Perimeter Work.   Demising walls separating the Premises from other tenant spaces or from service  areas  are metal studs and gypsum board.  No deductions from the floor area of the Premises will be allowed for (if any) columns, fire sprinkler risers, roof drains, structural braces, masonry shear walls, air conditioning equipment exclusively serving Tenant and located within Tenant's Premises, or enclosures for piping and/or duct work.

(iii)

Utilities.   Water line and sewer line have previously been stubbed and capped into the Premises by Landlord.  Natural gas, provide separately metered connection.  Natural gas has been stubbed and capped to the Premises.

(iv)

Fire Sprinklers.   Standard sprinkler layout. (“as is”).

(v)

Electrical Service.  Sized by Tenant’s engineered plans approved by Landlord now estimated to be Three Phase, 600 Amp, (capable of 120 – 208/240 volt) electrical service to the Premises.  No distribution or sub panels.  Provide separately metered connection.

(vi)

Air Conditioning.  HVAC appropriately sized for the configuration of the space, sized by Tenant’s engineered plans approved by Landlord which shall not exceed 30 tons for the Premises or such lesser capacity as may be determined by the engineered plans and specifications.  Tenant shall inspect all air conditioning equipment serving the Premises and shall be responsible for its operation, repair and replacement throughout the Lease Term.

(vii)

Cable.

Cable access to Premises.

C.

Storefront/Exterior of Premises.

(i)

Window/Door storefront package (“as is”).

(ii)

Landscaping within Tenant’s curb and landscaping within cement slab for exterior patio.

D.

Tap Fees

(i)

Water/Sewer connection fees paid to City of Novi, Oakland County if required, will be paid by Landlord.

6.

TENANT'S WORK.   As used herein, the term “Tenant's Work” shall refer to and include any and all items of work necessary or appropriate to complete the Premises for Tenant's occupancy, excepting only Landlord's Work, and such term shall include, by way of illustration and not limitation:

A.

Improvements.

(i)

Floor Finishes.   All required and permitted floor coverings and floor finishes and preparation of surfaces to receive the same, including tile, slate, terrazzo, marble, resilient floor coverings and base, carpeting and floor hardeners and dust proofing agents; provided that hard-surfaced flooring material must be of the type that may be applied by thin-set adhesive methods and will not require depressions.

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Exhibit “C” – Page 2

(ii)

Perimeter Work, Partitions and Furring.   All interior partitions and furring (including toilet room partitions) and all curtain walls including, but not limited to, duct shaft walls.  All drywall, paint and wall coverings

(iii)

Plumbing.   Except to the extent set forth under Section 5 of Landlord’s Work, plumbing, including venting, fixtures and toilet accessories, meters, hot water heaters, including pans, water treatment systems and approved receptors for air conditioning equipment condensate drains and/or water heater overflow as required. Also gas lines and meters if gas is necessary for Tenant’s use of the Premises and if approved by Landlord in Tenant’s plans.

(iv)

ADA (and applicable building code) compliant restroom.

(v)

Fire Sprinklers and Fire Protection.   The cost of all fire sprinkler and fire protection work and engineering as a result of any modification to the fire sprinkler system as required by applicable building codes or fire officials.  Tenant shall pay a shut-down fee of One Hundred and 00/100 Dollars ($100.00).

(vi)

Electrical Work.   Except to the extent set forth under Section 5 of Landlord’s Work, any and all power and lighting distribution systems within the Premises including, but not limited to meters, switches, check meters, conductors to panel boards, panel boards, transformers, conduit, wiring, convenience outlets, time clocks, smoke alarms as required by the City of Novi. The Tenant shall provide electrical service to all air conditioning equipment and units related to the Premises.   All special requirements such as intercoms, music, burglar alarm, and surveillance, emergency battery powered egress lighting, fire warning system, doorbell or other signaling devices shall be installed by Tenant.  The Landlord will not be responsible for the upgrade of any service.

(vii)

Telephone.   Conduit, cable, cabinets and outlets within the Premises as required by the utility company supplying telephone service, including service from the terminal board if applicable. The Tenant shall furnish and install all telephone equipment and locate same within the Premises.

(viii)

Air Conditioning Equipment.   All air conditioning equipment work from the distribution points within the Premises.  Tenant shall install all HVAC controls and distribution including but not limited to ductwork, vents and louvers as required to complete the HVAC system.

(ix)

Fire and Life Safety.   Tenant to provide all duct mounted smoke detectors if required now or in the future by code.  Detectors to be connected to the Center's fire life safety system.  Tenant, at its cost, shall comply with all existing and future fire department rules and regulations as well as all other existing and future governmental rules, regulations, laws or ordinances with respect to fire or life safety.  Tenant, at its cost, shall coordinate and hook into any future fire alarm or safety system which Landlord, the City or fire department requires for the Center, the Premises or any portion thereof.  Tenant is responsible for all design and testing to satisfy governing authorities.

(x)

Ceilings.   All ceilings and suspension systems for same provided the maximum finished ceiling elevation shall be determined by physical constraints within the Premises.

(xi)

Lighting.   Lighting fixtures for general illumination, minimally one (1), two foot (2’) x four foot (4’) florescent light fixture per one hundred (100) square feet of floor space.

(xii)

Storefront.   Storefront  in each case compatible with the architectural design of the Center and as approved by Landlord.  The storefront shall harmonize with the general character of the Center.

(xiii)

Security. All security sensor equipment is to be submitted for approval by Landlord upon submittal of working drawings.  All security devices must be physically integrated into storefront construction.

(xiv)

Painting, etc.   All painting, texturing  and special wall coverings including, but not limited to, paneling, trim and wallpaper.

(xv)

Fixtures, etc.   Furnishing and installation of all furniture, furnishings, equipment, shelving, trade fixtures, interior decorations, graphics, exterior storefront and interior

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signs (as approved and permitted by Landlord), mirrors, cornices and coves, and decorative light fixtures and other special effects.

(xvi)

Connections.   Electrical and mechanical hookup and connection of all fixtures and equipment, utilized by Tenant.

(xvii)

Doors, Hardware.   All doors and hardware (including  control devices required by governing authorities) compatible with the architectural design of the Center and as approved by Landlord.

(xviii)

Freight Charges, etc.   All costs of receiving, warehousing, handling, re-shipping and transshipping and all freight charges relative to any item of Tenant's Work shall be coordinated and paid by Tenant.

(xix) Tenant’s Staging Area.  The construction staging area (and any dumpsters) shall be located in the rear of the Center, behind the Premises in an area determined by Landlord or GGP, or MSMA and in no case wider than the storefront.  The construction of Tenant’s Work shall not interfere with the operation of the business of other tenants in the Center (including other tenants’ delivery areas).

(xx)

Clean-up and Trash Disposal.   Tenant shall be responsible for and pay the cost of periodic clean-up and removal of the rubbish containers  and all construction waste, as well as all waste material attributable to Tenant's occupancy of the Premises.  Tenant shall cause Tenant's contractor to deliver cash or a cashier's check in the amount of Five Hundred and 00/100 Dollars ($500.00) (“Construction Deposit”) to Landlord prior to the commencement of Tenant's Work to ensure periodic clean-up of construction debris and other waste in the Premises and in the Center resulting from Tenant's Work.  Upon satisfactory completion of Tenant's Work, the remaining balance of the Construction Deposit, if any, will be returned to Tenant's Contractor.

(xxi)

Concrete Patio Slab and concrete Interior Slab, subject to the Patio Slab Allowance and the Interior Slab Allowance.

(xxii)

Subject to Landlord’s prior written approval which shall not be unreasonably withheld or delayed, Tenant, at its sole cost and expense and in compliance with all governmental laws, rules, regulations, ordinances permits and approvals, shall have the right to install a wall screening the dumpster located at the northeast corner of the building (“Screening Wall”).  The Screening Wall shall be compatible with the architectural design of the Center and harmonize with the general character of the Center.

7.

LANDLORD'S APPROVAL OF WORKING DRAWINGS.   Tenant's aforesaid working drawings are subject to the approval of Landlord and, if disapproved by Landlord, shall be changed by Tenant within fifteen (15) days, at its expense and so as to receive Landlord's approval, and resubmitted to Landlord in the same number of sets.

8.

MODIFICATIONS OF WORKING DRAWINGS.   No changes, modifications or alterations in the approved working drawings may be made without the written consent of Landlord, after written request therefor by Tenant.

9.

CONSTRUCTION OF TENANT'S WORK.   Tenant shall, at its cost and expense, construct Tenant's Work in strict accordance with the approved Tenant drawings and requirements of this Exhibit “C”, such construction to commence promptly upon Landlord’s approval in writing of Tenant’s final plans, and Tenant shall complete Tenant's Work within the number of days specified in this Lease.

10.

COMPLIANCE OF TENANT'S WORK TO APPROPRIATE STANDARDS.   Tenant shall ensure that Tenant's Work fully complies in all respects with the following:

A.

The Building Code of the City of Novi and/or State, County, City or other laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person.  The Tenant acknowledges that residential use is located in proximity to the Center and Tenant shall abide by all applicable noise ordinances of the City.

B.

Applicable standards of the National Board of Fire Underwriters, the National Fire Protection Association (“NFPA”) and National Electrical Code.

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C.

Building material manufacturer's specifications.

D.

Landlord's design criteria for the Premises.

E.

Americans with Disabilities Act.

11.

LICENSED ARCHITECT.   Working drawings shall be prepared and stamped by a licensed architect and/or engineer and shall include drawings, specifications and bid forms of such scope as to completely delineate the construction work to be performed, including the mechanical and electrical information.

12.

WARRANTIES AND GUARANTEES.  Each contractor and subcontractor participating in Tenant's Work shall guarantee that the portion thereof for which he is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Every such contractor or subcontractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract which shall become defective within one (1) year after substantial completion of Tenant's Work.  The correction of such work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of Tenant's Work, and/or the building and/or common areas of work which may be damaged or disturbed thereby.  All such warranties or guarantees as to materials or workmanship of or with respect to Tenant's Work shall be contained in the contract or subcontract which shall be so written that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either.  Tenant covenants to give to Landlord any assignment or other assurances necessary to effect such right of direct enforcement.  All warranties and guarantees obtained by Landlord for Landlord’s Work shall be assigned or transferred to the Tenant for the portion of any work which Tenant is to repair, replace or correct, or which Tenant may require to enforce or correct any of Tenant’s Work.

13.

HIRING OF ARCHITECTS, ENGINEERS AND CONTRACTORS.   Tenant shall hire only duly-licensed architects, engineers and contractors who will work in harmony with each other and those of Landlord so as to ensure proper maintenance of good labor relationships.  All work performed in any matter relating to Tenant's Work shall be in compliance with the master labor agreements existing between trade unions and the applicable local chapter of the Associated General Contractors of America.

14.

COORDINATION OF TENANT'S WORK.   Tenant's Work shall be coordinated under Landlord's direction with the work being done or to be performed by Landlord for or by other tenants in the Center and the Other Stores, so that Tenant's Work will not interfere with or delay the completion of any other construction work in the Center.

15.

QUALITY OF TENANT'S WORK.   Tenant's Work shall be performed in a thoroughly first-class and workmanlike manner in conformity with the approved working drawings, and shall be in good and usable condition at the date of completion.

A.

Tenant shall be required to obtain and pay for all necessary permits and/or fees with respect to Tenant's Work.

B.

Each contractor and subcontractor shall be required to obtain approval from Landlord for any space outside of the Premises within the Center, which such contractor or subcontractor desires to use for storage, handling, and moving of its materials and equipment, as well as for the location of any field office and/or facilities for its personnel.

C.

The contractors and subcontractors shall be required to remove from the Premises and dispose of, at least once a week or more frequently as Landlord or GGP or MSMA may direct, all debris and rubbish caused by or resulting from the construction and, upon completion of Tenant's Work, remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining in the building or within the Center which has been brought in or created by the contractors and subcontractors in the construction of Tenant's Work.  If any contractor or subcontractor shall neglect, refuse or fail to remove any such debris, rubbish, surplus material or temporary structures within four (4) days after written notice to Tenant from Landlord with respect thereto, Landlord may cause the same to be removed by contract or otherwise as Landlord may determine expedient, and charge the cost thereof to Tenant.

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D.

Tenant's drywall subcontractor shall not dispose of any excess drywall joint compound at the Premises.  Improper disposal at the Premises or Center of  any toxic waste or other construction debris or liquid including without limitation paint is strictly prohibited.

16.

UTILITIES.   Unless set forth in Landlord’s Work, Tenant shall obtain and convey to Landlord all approvals with respect to electrical, water, gas and telephone work as may be required by the respective utility company supplying the service.  Tenant shall obtain utility service, including meter, from the utility company supplying service, unless Landlord elects to supply service and/or meters.

17.

INSURANCE.   All contractors and subcontractors shall carry Worker's Compensation Insurance covering all of their respective employees as more particularly specified below; and shall also carry public liability insurance, including property damage, with limits and in the same form and with the same companies as required to be carried by Tenant under the Lease except as stated otherwise below; and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the contractor or subcontractor.  Such policies shall make Landlord, UBS, TPI LP, TPI LLC, GGP, MSMA and Landlord's representatives additional insureds and, if requested by Landlord, UBS, Landlord's mortgagees or beneficiaries, shall be for the mutual and joint benefit and protection of Landlord, UBS, TPI LP, TPI LLC, GGP, MSMA, Tenant and Landlord's mortgagees or beneficiaries.  Tenant shall cause to be carried insurance against damage by fire to the construction and improvements to be made by Tenant.  Such insurance shall be in amounts and with such extended coverage endorsements as may be reasonably required and approved by Landlord.  Certificates for all insurance required to be carried herein shall be delivered to Landlord before the construction is started or contractor's equipment is moved onto the site.  All policies of insurance must contain a provision that the company writing said policy will give to Landlord thirty (30) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance.  In the event that, during the course of Tenant's Work, any damage shall occur to the construction and improvements being made by Tenant, Tenant shall repair the same at Tenant's cost.  Tenant's general contractor's and subcontractor's required minimum coverages and limits of liability are as follows:

A.

Worker's Compensation.   Worker's Compensation in accordance with Michigan State law and employer's liability insurance with limits of not less than One Million and 00/100 Dollars ($1,000,000.00) per employee and One Million and 00/100 Dollars ($1,000,000.00) per occurrence.

B.

Commercial General Liability Insurance.   Commercial General Liability Insurance (including contractor's protective liability) in an amount not less than One Million and 00/100 Dollars ($1,000,000.00) combined single limit (CSL) bodily injury and property damage per occurrence.  Such insurance shall provide for explosion, collapse, underground hazards (X.C.U.) coverage, products and completed operations coverage and broad form contractual liability coverage and shall insure the general contractor and/or subcontractors against any and all claims for personal injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contract and whether such operations are performed by the general contractor, subcontractor or any of their subcontractors, or by anyone directly or indirectly employed by any of them.  Fire damage insurance shall be maintained in the amount of Fifty Thousand and 00/100 Dollars ($50,000.00) or an appropriate amount deemed reasonable by the Landlord.

C.

Commercial Automobile Liability Insurance.   Commercial Automobile Liability Insurance including the ownership, maintenance and operation of any automotive equipment owned, hired and non-owned in the following minimum amounts:  Bodily injury and Property Damage, each occurrence, Combined Single Limit of One Million and 00/100 Dollars ($1,000,000.00).

18.

PERFORMANCE.  Intentionally Omitted.

19.

LANDLORD'S ACCEPTANCE.   Landlord's acceptance of Tenant's Work as being complete in accordance with the approved working drawings shall be subject to Landlord's inspection and written approval.  Tenant shall give Landlord prior written notice of the anticipated completion date of Tenant's Work.

20.

NOTICE OF COMPLETION.   Within five (5) days after the completion of construction of Tenant's Work, Tenant shall execute and file a Notice of Completion with respect

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thereto and furnish a copy thereof to Landlord upon recordation.  Landlord, at Landlord's option, may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose.

21.

OPEN FOR BUSINESS.   Tenant shall, at its cost and expense construct, purchase, install and perform any and all items of Tenant's Work, stock its merchandise, employ its personnel and obtain the Certificate of Occupancy from the local Building Department so as to open the Premises for business to the general public on or before the date required therefor by this Lease.

22.

EXPANSION JOINT.   If an expansion joint occurs within the Premises, it is Tenant's responsibility to install finish floor covering to or to cover such joint in a workmanlike manner, and Landlord shall not accept responsibility for any finish floor, wall finish or ceiling finish applied to or installed over the expansion joint.

23.

ADDITIONAL COSTS.   In addition, Tenant shall reimburse Landlord as an item of additional rent, promptly upon receipt of invoice, for any additional costs for the following items required as a result of the layout or design of Tenant's Premises:

A.

Any structural work beyond that described in this Exhibit “C” which is not due to acts or omissions of Landlord or its agents;

B.

All roof openings, shafts through roofs and penetrations, curbs, flashings and patching, if required by Tenant’s final plans approved by Landlord, shall be performed by Landlord's contractor; and

C.

The cost of any changes to Landlord’s Work or the common areas related to  the ADA required in conjunction with Tenant’s Work or triggered by Tenant’s Work.

24.

ARCHITECTURAL REVIEW FEE.   Tenant shall pay to Landlord the Architectural Review Fee set forth in Section 2.1 of the Lease upon Tenant's execution of this Lease.  This charge is intended to cover the cost of the review of plans and specifications by Landlord for the Premises.

25.

TENANT IMPROVEMENT ALLOWANCE.  Provided (a) Tenant is not in default under this Lease as described in Section 20.1 or at any time prior to payment of the Tenant Improvement Allowance Tenant has not committed a default under Section 20.1 of the Lease and failed to cure within the applicable cure period, (b) the Premises are lien-free and thirty (30) days have expired from the date of recordation of the Notice of Completion described in Paragraph (vii) below, and (c) Landlord has approved, in advance, the scope of work and terms of any negotiated contract for Tenant’s Work, then within thirty (30) days after requirements (i) through (xi) below are satisfied, Landlord will reimburse to Tenant the lesser of (a) the total amount of out-of-pocket costs paid by Tenant for Tenant’s Work (specifically excluding floor coverings, signs, movable fixtures, permit fees and plan review fees), or (b) One Hundred Seventy Thousand Four Hundred and 00/100 Dollars ($170,400.00) (“Tenant Improvement Allowance”):

(i)

A building permit for the construction of Tenant’s Work has been issued by the City of Novi and a copy of the building permit has been delivered to Landlord;

(ii)

Tenant has delivered to Landlord unconditional lien waivers and releases, in statutory form, for all contractors, subcontractors and materialmen who performed work or supplied materials in connection with the completion of Tenant’s Work;

(iii)

All required inspections of Tenant’s Work by governmental agencies have taken place and the completed Tenant’s Work has passed such inspections;

(iv)

Tenant has submitted to Landlord a copy of all building permits with all sign-offs executed;

(v)

Tenant has completed Tenant’s Work;

(vi)

Tenant has opened for business to the public in the Premises;

(vii)

Tenant has submitted to Landlord a conformed copy of Tenant’s recorded Notice of Completion, prepared and recorded in accordance with statutory requirements;

(viii)

Tenant has delivered to Landlord a Certificate of Occupancy for the Premises;

(ix)

Tenant has submitted to Landlord invoices and proofs of payment for Tenant’s Work which evidence expenditure by Tenant of at least One Hundred Seventy Thousand Four Hundred and 00/100 Dollars ($170,400.00);

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(x)

Tenant has submitted to Landlord As-Built Drawings for all of Tenant’s Work;

(xi)

Tenant has paid to Landlord all amounts owing to Landlord pursuant to this Lease as of the date reimbursement is to be made.

Any and all costs incurred by Landlord to prevent or repair damage to the Premises, adjacent premises or common area related to Tenant’s Work shall be deducted from the Tenant Improvement Allowance.

Notwithstanding the above, Tenant's Work shall not include floor coverings, signs, movable fixtures, permit fees and plan review fees.

It is specifically agreed between Landlord and Tenant that in the event of a Transfer of Tenant’s interest in the Premises or Tenant’s business at any time prior to Tenant becoming entitled to payment of the Tenant Improvement Allowance as provided herein, Tenant shall forfeit its right to such payment and Landlord shall have no obligation to make payment of same to Tenant.

In the event Landlord is late in the payment of the Tenant Improvement Allowance (and the payment is undisputed) by more than thirty (30) days, and such failure continues for an additional ten (10) business days after notice from Tenant to Landlord (“Late Payment Notice”) that such installment has not been paid, then, commencing on the eleventh (11th) business day after Landlord’s receipt of the Late Payment Notice, Tenant shall have the right to deduct said amount from the next installment(s) of Minimum Rent due until the Tenant Improvement Allowance has been fully paid or fully recovered.  If Landlord in good faith disputes that the payment is owed to Tenant for failure of Tenant’s compliance with the criteria for payment, then no offset shall be allowed.

26.

LANDLORD WORK TO BE PERFORMED BY TENANT AT LANDLORD’S EXPENSE.  Tenant, at its cost, agrees to perform the following items of Landlord Work for which Landlord shall reimburse Tenant as set forth below:

1.

Patio Slab:  Tenant shall pour the finished concrete floor slab for the Patio pursuant to the final Landlord approved plans (“Patio Slab”).  Separate and apart from the Tenant Improvement Allowance, Landlord agrees to reimburse Tenant the actual cost of pouring the finished floor slab for the Patio not to exceed the amount equal to Four and 00/100 Dollars ($4.00) per square foot of floor area in the Patio (“Patio Slab Allowance”).  The Patio Slab Allowance shall be paid within forty (40) days of receipt of a request for payment by Tenant and receipt of all reasonably necessary documentation verifying the pouring of the concrete for the Patio pursuant to the approved and final plans and an unconditional lien release from the contractor performing such work.

2.

Interior Slab:  Tenant shall pour the finished concrete floor slab for the interior of the Premises pursuant to the final Landlord approved plans (excluding the Patio) (“Interior Slab”).  Separate and apart from the Tenant Improvement Allowance, Landlord agrees to reimburse Tenant the actual cost of pouring the finished floor slab for the interior of the Premises (excluding the Patio) not to exceed the amount equal to Four and 00/100 Dollars ($4.00) per square foot of floor area in the interior of the Premises (“Interior Slab Allowance”).  The Interior Slab Allowance shall be paid within forty (40) days of receipt of a request for payment by Tenant and receipt of all reasonably necessary documentation verifying the pouring of the concrete for the Interior Slab of the Premises pursuant to the approved and final plans and an unconditional lien release from the contractor performing such work in an amount not to exceed Four and 00/100 Dollars ($4.00) per square foot of the Interior Slab in the Premises (excluding the Patio).

27.

AUDIT.  At its option, Landlord, at any time within five (5) years after the date Tenant takes possession of the Premises and upon at least three (3) days’ prior written notice to Tenant, may cause an audit to be made of Tenant’s books and records relating to expenditures for construction, remodel, renovation and other work performed on the Premises.  Tenant shall maintain, for at least five (5) years, complete and accurate books and records of these expenditures in accordance with generally accepted accounting principles.  Tenant shall make available to Landlord’s auditor at the Premises, within three (3) business days following Landlord’s notice requiring the audit, all of the books and records which the auditor deems necessary or desirable for the purposes of making the audit.

{A0054389.DOC}NOVI BAGGER DAVE'S LSE V8 CLN

Exhibit “C” – Page 8

In addition to all other remedies which Landlord may have pursuant to this Lease, Landlord may recover from Tenant the reasonable cost of its audit and withhold or recover all amounts to be paid or previously paid to Tenant pursuant to Section 25 of this Exhibit “C” if any one of the following occurs:

(a)

The audit discloses that Tenant reported to Landlord material erroneous expenditures which were not in fact made, or reported material erroneous amounts of any expenditure or of the expenditures in the aggregate; or

(b)

Tenant fails to maintain generally complete and accurate books and records of these expenditures in accordance with generally accepted accounting principles.

The occurrence of (a) or (b) above shall be deemed to be an event of default pursuant to Section 20.1 of this Lease.

{A0054389.DOC}NOVI BAGGER DAVE'S LSE V8 CLN

Exhibit “C” – Page 9

EXHIBIT “D”

NOVI TOWN CENTER

GUARANTEE OF LEASE

THIS GUARANTEE OF LEASE (“Guarantee”) is entered into as of the        day of          , 20__ by Diversified Restaurant Holdings, Inc., a Nevada corporation, (“Guarantor”) whose address is 21751 West 11 Mile Road Suite 208 Southfield, Michigan 48076 for the benefit of Novi Town Center Investors LLC, a Delaware limited liability company (“Landlord”), with reference to the following facts:

A.

Landlord and Troy Burgers, Inc., a Michigan corporation (“Tenant”), have entered or will enter into a lease of even date herewith (“Lease”).

B.

By its covenants herein set forth, Guarantor has induced Landlord to enter into the Lease, which was made and entered into in consideration for Guarantor's said covenants.

1.

Guarantor unconditionally guarantees, without deduction by reason of setoff, defense or counterclaim, to Landlord and its successors and assigns the full and punctual payment, performance and observance by Tenant, of all of the terms, covenants and conditions in the Lease and any amendments thereto, contained on Tenant's part to be kept, performed or observed.

2.

If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Tenant.  Additionally, Guarantor agrees to pay to Landlord any and all reasonable and necessary incidental damages and expenses incurred by Landlord as a direct and proximate result of Tenant's failure to perform, which expenses shall include reasonable attorney's fees and/or expert witness fees.  Guarantor further agrees to pay to Landlord interest on any and all sums due and owing Landlord, by reason of Tenant's failure to pay same, at the highest rate allowed by law at the time of payment.

3.

Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

4.

The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of any covenant or condition contained in the Lease on Tenant's part to be performed or observed, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receives notice thereof.

5.

The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of the national Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant; (f) the cessation from any cause whatsoever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

6.

Guarantor understands and agrees that, if Tenant becomes insolvent or is adjudicated bankrupt, whether by voluntary or involuntary petition, or if any bankruptcy action involving Tenant is commenced or filed, or if a petition for reorganization, arrangement or similar relief is filed against Tenant, or if a receiver of any part of Tenant's property or assets is appointed by any court, Guarantor will pay to Landlord the amount of all accrued, unpaid and accruing Minimum Annual Rent and other charges due under the Lease to the date when the trustee or administrator accepts the Lease and commences paying same; provided, however, at such time as the trustee or administrator rejects the Lease, Guarantor shall pay to Landlord all accrued, unpaid and accruing Minimum Annual Rent and other charges under the Lease for the remainder of the Lease Term.  At the option of the Landlord, Guarantor shall either:  (a) pay Landlord an amount equal to the Minimum Annual Rent and other charges which would have been payable for the unexpired portion of the

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Exhibit “D” – Page 1

Lease Term reduced to present day value; or (b) execute and deliver to Landlord a new lease for the balance of the Lease Term with the same terms and conditions as the Lease and with Guarantor as tenant thereunder.  Any operation of any present or future debtor's relief act or similar act or law or decision of any court shall in no way affect the obligations of Guarantor or Tenant to perform any of the terms, covenants or conditions of the Lease or of this Guarantee.

7.

Guarantor further agrees that it may be joined in any action against Tenant in connection with the obligations of Tenant under the Lease and recovery may be had against Guarantor in any such action.  Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives all right to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and any and all surety or other defenses in the nature thereof.

8.

Until all of the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor (a) shall have no right of subrogation against Tenant by reason of any payments or performance by Guarantor hereunder; and (b) subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

9.

If Landlord desires to sell, finance or refinance the Center, or any part thereof, Guarantor hereby agrees to deliver to any lender or buyer designated by Landlord such financial statements of Guarantor as may be reasonably required by such lender or buyer.  Such statements shall include the past three (3) years' financial statements of Guarantor.  All such financial statements shall be received by Landlord in confidence and shall be used only for the foregoing purposes.

10.

This Guarantee shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder or to any holdover term following the Lease Term granted under the Lease or any extension or renewal thereof.

11.

In the event this Guarantee shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor's liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint and several tenant therein with respect to the obligations of Tenant thereunder hereby guaranteed.

12.

In the event of any litigation against Guarantor by Landlord with respect to the subject matter hereof, or any default hereunder, if the Landlord is the successful party in such action Guarantor agrees to pay to the Landlord all reasonable fees, costs and expenses thereof, including attorneys' fees, expert witness fees and expenses.

13.

No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to a waiver of the same or any other right on any future occasion.

14.

If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guarantee shall be binding on each and every one of the undersigned jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

15.

This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

16.

This Guarantee shall be governed by and construed in accordance with the laws of the State of Michigan.

17.

Notice hereunder shall be in writing and shall be effective upon personal service or five (5) days after deposit thereof in the United States Mail, registered or certified delivery, return receipt requested, to the other party at its above address, except that under no circumstances

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Exhibit “D” – Page 2

shall Landlord be obligated to give Guarantor any notice not specifically required to be given by Landlord pursuant to this Guarantee.  Either party may by notice given as aforesaid designate a different address for notice purposes.  Any action to declare or enforce any rights or obligations under the Lease may be commenced by Landlord in the Superior Court of Oakland County.  Guarantor hereby consents to the jurisdiction of such Court for such purposes and agrees that any notice, complaint or legal process so delivered shall constitute adequate notice and service of process for all purposes and shall subject Guarantor to the jurisdiction of such Court for purposes of adjudicating any matter related to this Guarantee.

18.

This Guarantee may be assigned in whole or part by Landlord upon written notice to Guarantor.

19.

The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

20.

The Guarantor has reviewed the Lease and is fully appraised of its terms.  Guarantor has been given an opportunity to have the Lease and this Guarantee reviewed by Guarantor’s lawyer.  Guarantor enters into this Guaranty freely and voluntarily.

21.

To the extent permitted by law, it is mutually agreed between the parties to this Guarantee to hereby waive trial by jury in any action, proceeding or counterclaim or other claim brought by either of the parties against the other on any matters not relating to intentionally or negligently caused personal injury or property damage, but otherwise arising out of or in any way connected with the Guarantee, the relationship of Landlord and Tenant or the parties hereto, Tenant's use or occupancy of the Premises and any other statutory remedy.

22.  Limited Duration of Guarantee.  Controlling over any contrary provision contained in this Guarantee, if Tenant is not then and has not during the Guarantee Period been in default under the Lease beyond the applicable notice and cure period which resulted in filing of a court action, Guarantor shall be released from any and all further liability and obligation under the Guarantee upon the expiration of the Guarantee Period.  Guarantor shall continue to be obligated under the terms of the Guarantee for the Tenant’s obligations arising under the Lease during the Guarantee Period.  In the event that the conditions to the release of Guarantor are not satisfied, the Guarantee shall continue in full force and effect for the remainder of the Term of the Lease, as extended.  The term “Guarantee Period” shall mean the period commencing on the Effective Date and ending on the date which is two (2) years from and after the Rental Commencement Date of this Lease.

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Exhibit “D” – Page 3

IN WITNESS WHEREOF, Guarantor has executed this Guarantee as of the date first above written.

“LANDLORD”

NOVI TOWN CENTER INVESTORS LLC,

a Delaware limited liability company

By:  TPI REIT Operating Partnership LP,

        a Delaware limited partnership,

Its:  Sole Member

By:  TPI REIT Operating Partnership GP LLC,

        a Delaware limited liability company,

Its:  General Partner

BY:   __________________

Richard A. Zalatoris

ITS:

Director

“GUARANTOR”

DIVERSIFIED RESTAURANT HOLDINGS, INC.,

a Nevada corporation

BY:   _______________________

ITS:  _______________________

BY:   _______________________

ITS:  _______________________

IF GUARANTOR SHALL BE A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION.  THE GUARANTEE MUST BE EXECUTED BY THE CHAIRMAN OF THE BOARD, PRESIDENT OR VICE-PRESIDENT AND THE SECRETARY, ASSISTANT SECRETARY, TREASURER, ASSISTANT TREASURER OR CHIEF FINANCIAL OFFICER UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT, THE BY-LAWS OR A CERTIFIED COPY OF THE RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED.  IF GUARANTOR SHALL BE A LIMITED LIABILITY COMPANY, THE MANAGING MEMBER MUST SIGN ON BEHALF OF THE LIMITED LIABILITY COMPANY.

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Exhibit “D” – Page 4

EXHIBIT “E”

NOVI TOWN CENTER

FORM OF TENANT'S CERTIFICATE

The undersigned as Tenant under that certain lease made and entered into as of                , 20___ by and between NOVI TOWN CENTER INVESTORS LLC, a Delaware limited liability company as Landlord, and the undersigned, as Tenant, for Premises in Novi Town Center in Novi, Michigan (“Lease”), certifies as follows:

1.

The undersigned has commenced occupancy of the Premises described in the Lease.

2.

The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way except as follows:

3.

The Lease represents the entire agreement between the parties as to the Premises.

4.

Minimum Annual Rent became payable on

5.

The Lease Term expires on

6.

All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied.

7.

No rent has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

8.

As of the date hereof, there are no existing defenses or offsets which the undersigned has precluding enforcement of the Lease by Landlord.

9.

Minimum Annual Rent in the sum of $                      for the month of                      has been paid.

10.

Tenant is in full compliance with all provisions of the Lease regarding Hazardous Materials.

11.

The undersigned acknowledges that this Certificate may be delivered to Landlord's mortgagee or prospective purchaser, and acknowledges that it recognizes that, if same is done, said mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this Certificate is a condition of making the loan or acquisition of such property.

Executed at                                                , on the          day of                               , 20       .

“Tenant”

____________________________________

____________________________________

BY: ________________________________

ITS: __________________________

BY: ________________________________

ITS: __________________________

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Exhibit “E” – Page 1

EXHIBIT “F”

NOVI TOWN CENTER

SIGN CRITERIA

SHOPS BUILDING

These criteria have been established for the purpose of assuring a coordinated sign program for the mutual benefit of all shop tenants.  Conformance will be strictly enforced.  Any installed non-conforming or unapproved sign shall be brought into conformance at the non-conforming tenant's expense.

The Landlord’s leasing agent and project/common area architect shall review all tenant sign proposals for compliance to the Sign Criteria.

The project/common area architect may, at the Landlord’s request, administer and interpret the criteria, but he is not empowered to authorize any departure from the criteria.  Departure from the Sign Criteria shall not be permitted without written approval from  General Growth Properties, Inc., and General Growth Management Inc. (hereinafter collectively referred to as “GGP”) or MSMA.

A.

General Requirements:

1.

Background color, sign trim color and shape of signs will be established by the project/common area architect.

2.

Each tenant must submit four (4) copies of his detailed, scaled sign drawings to the office of the centers leasing and management agent:  General Growth Management Inc.,  26045 Town Center Dr.,  Novi, Michigan 48375, (248) 347-3830; fax: (248) 347-3833 for approval prior to fabrication of your sign.

3.

All permits for signs and their installations shall be obtained by the Tenant or his representative at his expense.

4.

All signs shall be constructed and installed at the Tenant's expense.

5.

Tenant shall be responsible for the fulfillment of all requirements and specifications, including those of the applicable local governing agency and/or codes.

6.

All signs shall be reviewed for conformance with this criteria and overall design quality.  Approval or disapproval of sign submittal based on aesthetics of design shall remain the sole right of the Landlord or his authorized representative.

7.

Tenant shall be responsible for the installation and maintenance of their sign.  Should Tenant's sign require maintenance or repair, Landlord shall give Tenant thirty (30) days written notice to effect said maintenance or repair.  Should tenant fail to do same; Landlord shall have the right to undertake repairs and Tenant shall reimburse Landlord.

8.

Signing for Tenants for single purpose, free-standing building shall be commensurate with the architecture of the buildings and shall be considered on an individual basis.

9.

It is intended that the signing of the stores shall be developed in an imaginative manner so as to enhance the architectural treatment of the façade.  Previous and current signing practices of the tenant will be considered.  But they will not govern the signs to be installed.

10.

Wording of signs shall be limited to the business name only.  It shall not include the trade name of the products sold.  Use of generic terms will be reviewed on an individual basis.  The use of corporate shields, crest, logos, or insignia will be permitted, subject to the Landlord’s approval.

B.

Design Requirements:

1.

Signs shall be permitted on the shops facia only within the areas as designed by the project/common area architect.  Any deviance will be reviewed on an individual basis.

2.

Maximum width of Tenant's sign shall not exceed 75% of the lineal leased frontage, centered horizontally and a minimum of 2 feet from lease line.  Colors will also be

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Exhibit “F” – Page 1

approved on a case-by-case basis.

3.

Height of Tenant's sign shall be governed by the maximum width as stated in Item B.2 and by the maximum sign area as stated in the City of Novi Zoning Ordinance Chapter 28 Signs, which reads, in part, as follows:  A business having a first floor pedestrian entrance shall be allowed one and one-fourth (1 ¼) square feet of signage per linear foot of contiguous public or private street frontage up to a maximum of sixty-five (65) square feet.

4.

The maximum number of signs per occupancy shall be one, unless Tenant occupies corner locations or design of centers is such that two signs are applicable, then they will be reviewed on an individual basis.

5.

No floor signs, such as inserts into terrazzo, concrete, etc., shall be permitted.

6.

City requirements shall govern in case of conflict, but shall not exceed the requirements above.

7.

All exterior signs exposed to the weather shall be mounted at least 3/4" from the building to permit proper dirt and water drainage.  Each sign will also have weepholes at the bottom to allow proper drainage.

C.

Prohibited Types of Signs:

1.

Moving or rotating signs.

2.

Back-illuminated signs.

3.

Signs employing moving or flashing lights.

4.

Signs employing exposed ballast boxes, transformers.

5.

Signs of box or cabinet type employing transparent, translucent or luminous plastic background panels.

6.

Signs employing luminous vacuum-formed type plastic letters.

7.

Signs employing noise-making devices and components.

8.

Free-standing signs.

9.

Signs employing unedged or uncapped plastic letters or letters with no returns and exposed fastenings.

10.

Rooftop signs.

11.

Name of Center is not permitted in Tenant’s sign.

12.

Signs with painted lettering.

D.

Miscellaneous Requirements:

1.

Each Tenant who has a non-customer door for receiving merchandise shall have uniformly applied on said door, in location as directed by the project architect, in four inch (4") high block letters, the Tenant's name and address.  Numeral height shall not exceed four inches (4").  Style shall be "Helvetica Medium".  Color shall be white.  Placement will be uniform as designed by the Landlord.  Where more than one Owner use the same door, each Owner's name and address shall be applied.

2.

Sign lighting will be required to be operated by time clock.  Hours of sign illumination shall be mandated by Tenant's lease.

3.

Except as provided herein, no advertising placards, banners, posters, pennants, flags, names, insignia, trademarks, or other descriptive material, shall be affixed or maintained upon either the interior or exterior or the glass panes and supports of the show windows and doors, or upon the exterior walls of the buildings.

4.

Sketches indicating location of signs on fascia must be included.

E.

General Specifications:

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Exhibit “F” – Page 2

1.

All electrical signs shall bear the UL label, and their installation must comply with all local building and electrical codes.

2.

No exposed neon lighting shall be used on signs, symbols or decorative elements.

3.

All conductors, transformers, and other equipment shall be concealed.

4.

Electrical service to all sign shall be on occupant's meters and shall be part of Tenant's construction and operation costs.

5.

All bolts, fastenings, clips, etc., shall be painted to match sign mounting surface.

6.

No signmaker's label or other identification will be permitted on the exposed surface of sign, except for those required by local ordinance which shall be placed in an inconspicuous location.

7.

All penetrations of the building structure required for sign installation shall be neatly sealed in a watertight condition.

8.

Sign contractor shall repair any damage to any work caused by his work.  Damage to structure that is not repaired by the sign contractor shall become the occupant's responsibility to correct.

9.

Tenant shall be fully responsible for the operation of Tenant's sign contractor and shall indemnify, defend and hold the parties harmless from damages or liabilities on account thereof.

10.

All exterior signs, shall be secured by concealed fasteners, stainless steel or nickel or cadmium plated.

11.

All exterior signs exposed to the weather shall be mounted at least 3/4" from the building to permit proper dirt and water drainage.  Each sign will also have weepholes at the bottom to allow proper drainage.

12.

All signs shall be fabricated using full welded construction.

13.

Raceways shall be utilized and shall be recessed flush with the sign band, so that lettering shall not be attached directly to the storefront.  Others shall be subject to the review of Landlord at Landlord's sole discretion.

F.

Guarantee:

1.

Sign company shall carry workmen's compensation and public liability insurance against all damage suffered or done to and all persons and /or property while engaged in the construction or erection of signs in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) per occurrence.

2.

Landlord reserves the right to hire an independent electrical engineer (at Tenant's sole expense)to inspect the installation of all Tenant signs and to require the Tenant to have any discrepancies and/or code violations corrected at the Tenant's expense.

G.

Enforcement

1.

To assure proper enforcement of sign criteria a select group of approved sign contractors will be supplied each Tenant.  Tenants will be required to use approved sign contractors unless otherwise approved in writing after complying with all criteria above.

H.

Under Canopy Signage:

The Under Canopy Signage throughout the Center shall be:

1.

Uniform in height.

2.

Uniform in length.

3.

Uniform in design style and materials.

4.

Limited to two (2) colors (1 background, 1 letter).

5.

Permanently fixed to the underside of the canopy.

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Exhibit “F” – Page 3

6.

Limited to a maximum letter height of 4 inches.

7.

Letter style may be Tenant’s logo type or Helvetica.

8.

Limited to the name of the tenant only.

I.

Removal of Sign:

1.

Upon vacating the premises Tenant shall be responsible for the removal of his sign and restoring the facia/face brick to its original condition. If Tenant fails to do so promptly (within thirty (30) days after notification by Landlord to do so) then Landlord may perform this work and charge the Tenant.  Tenant's security deposit will be made available for such work if Tenant fails to perform the work.

As previously stated, four (4) sets of scaled drawings, indicating all copy, materials of construction, letter style, colors are to be submitted to the Landlord for approval.

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Exhibit “F” – Page 4

EXHIBIT “G”

NOVI TOWN CENTER

RULES AND REGULATIONS

1.

CONDUCT OF PERSONS.

The following rules and regulations govern the use of roadways, walkways, parking areas and other common areas and facilities:

(a)

No person shall use any roadway or walkway, except as a means of egress from or ingress to any floor area or parking area within the Center or adjacent public streets.  Such use shall be in an orderly manner and in accordance with directional or other signs or guides.  Roadways shall not be used at a speed in excess of twenty (20) miles per hour or any lesser posted speed limit and shall not be used for parking or stopping, except for the immediate loading or unloading of passengers.  No walkways, hallways, corridors or mall shall be used for other than pedestrian travel.

(b)

No person shall use any parking area, except for ingress and egress to and from the Center and for the parking of motor vehicles during the period of time such person or the occupants of such vehicle are customers or business invitees of the retail establishments within the Center or are utilizing the park and ride.  All motor vehicles shall be parked in an orderly manner within the painted lines defining the individual parking places.  During peak periods of business activity, limitations may be imposed as to the length of time for parking use.  Such limitations may be made in specified areas.

(c)

No person shall use any utility area, truck court or other area reserved for use in connection with the conduct of business, except for the specific purpose for which permission to use such area is given.

(d)

No tenant, contractor, agent or employee of any business in the Center shall use any area for motor vehicle parking, except the area or areas specifically designated by Landlord for employee parking and for the particular period of time such use is to be made as determined, or as established by ordinance.

(e)

Unless the following prohibitions are forbidden by law, no person shall, in or on any part of the common areas:

(i)

Vend, peddle, store, display, place or solicit orders for sales or distribution of any merchandise, equipment, device, service, periodical, book, pamphlet or other matter whatsoever.

(ii)

Exhibit any sign, placard, banner, notice or other written material; distribute any circular, booklet, handbill, placard, or other material; solicit signatures or registration for membership in any organization, group or association or contribution for any purpose; parade, rally, patrol, picket, demonstrate, or engage in any conduct that might tend to interfere with or impede the use of any of the common areas by any person entitled to use the same, create a disturbance, attract attention or harass, annoy, disparage or be detrimental to the interest of any of the retail establishments within the Center.

(iii)

Use any common areas for any purpose when none of the retail establishments within the Center are open for business or employment except for the park and ride facility.

(iv)

Throw, discard, or deposit any paper, glass or extraneous matter of any kind, except in designated receptacles, or create litter or hazards of any kind.

(v)

Use any sound-making device of any kind or create or produce in any manner noise or sound that is annoying, unpleasant, or distasteful to occupants or invitees.

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Exhibit “G” – Page 1

(vi)

Deface, damage or demolish any sign, light standard or fixture, landscaping material or other improvements within the Center, or the property of customers, business invitees or employees situated within the Center.

The listing of specific items as being prohibited is not intended to be exclusive, but to indicate in general the manner in which the right to use the common areas solely as a means of access and convenience in shopping at the establishments in the Center is limited and controlled.

2.

PROHIBITED OPERATIONS AND NUISANCES.

No use or operation will be made, conducted or permitted on any part of the Center site, which use or operation is clearly objectionable to the development or operation of the Center.  Included among the uses or operations which are objectionable are uses or operations which produce or are accompanied by the following characteristics, which list is not intended to be all-inclusive:

(a)

Any noise, litter, dust, dirt, odor or other activity which may constitute a public or private nuisance;

(b)

Any unusual firing, explosive or other potentially damaging or dangerous hazards including, without limitation, (i) the storage, display or sale of explosives or fireworks and (ii) the carrying, display or brandishing of any weapon or other dangerous instrument or object including without limitation, laser pointers, knives, guns or chains;

(c)

Any warehouse operation, or any assembling, manufacturing, distilling, refining, smelting, industrial, agriculture, drilling or mining operation; provided, however, any area used for the storage of goods to be sold at any retail establishment in the Center shall not be deemed to be a warehouse operation;

(d)

Any trailer court, mobile home park, lot for sale of new or used motor vehicles, labor camp, junkyard, stockyard or animal raising (other than pet shops if Exhibit “B” hereto permits such use);

(e)

Any dumping, disposal, incineration or reduction of garbage or refuse other than handling or reducing such waste if produced on the Premises from authorized uses and if handled in a reasonably clean, sanitary and noiseless manner;

(f)

Any commercial laundry or dry cleaning, laundromat, veterinary hospital, car washing establishment, bowling alley, mortuary or similar service establishment; and

(g)

Any automobile body and fender repair work.

3.

GENERALLY

Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or other occupants, but no such waiver by Landlord shall be construed a s waiver of such Rules and Regulations in favor of any other tenant or other occupants nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants and other occupants of the Center.

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Exhibit “G” – Page 2

EXHIBIT “H”

NOVI TOWN CENTER

USE RESTRICTIONS

Without granting or enlarging the use clause set forth in Exhibit AB” of this Lease and notwithstanding anything to the contrary contained in this Lease, Tenant is expressly prohibited from the following in the Premises or Center:

ATHENIAN CONEY ISLAND - Operating any business which derives twenty percent (20%) of its gross income from the sale of Greek foods.  For purposes hereof, “Greek foods” shall collectively include the following: Coney Island hot dogs, gyros and souvlaki sandwiches and Greek salads.

BAJA FRESH – Operating any restaurant whose primary fare is Mexican food.

BALLY’S  – A health club.

BIGGBY COFFEE - the sale of coffee and nonalcoholic espresso based beverages if such items constitute twenty percent (20%) or more of a tenant's annual Net Sales and such tenant is located within Proposed Retail Pads 1, 3 or 4 of the Center as shown on Exhibit “H”, page 6 hereof.

BODIES IN MOTION – Operating a business which has a primary use as a dance supply store.  For the purpose of this provision, primary use will be defined as a business which derives more than fifty percent (50%) of their total gross sales from the sale of dance supplies.

BONEFISH GRILL –

(a)

One (1) full table service sit-down restaurant (which means full waiter or waitress service sit-down restaurant utilizing an on premises alcoholic beverage license, hereinafter “Full Table Service Sit-Down Restaurant”) shall be permitted on Future Building Site #1 or #2 as designated on the attached Exhibit “H” Page 6 hereof (as Proposed Retail 1 and 2 respectively).  No Full Table Service Sit-Down Restaurant on Future Building Site #4 as shown on Exhibit “H” Page 6 hereof (as Proposed Retail 4).   The operation of a “table service” restaurant(s) (as defined below) or any other food service facilities shall be permitted on Future Building Site #4 as designated on Exhibit “H” Page 6 hereof (as Proposed Retail 4), except that such “table service” restaurant(s) and/or any other food service facilities shall (i) not exceed 5,000 square feet in total and (ii) be limited to a beer and wine license(s) only. No designated or reserved parking area shall be located in the Protected Area on Exhibit “H” Page 6.

(b)

a table service restaurant, any food service facility in excess of 3,000 square feet, or any facility utilizing an on-premises alcoholic beverage license in any portion of the Protected Area or the Restricted Area as designated on Exhibit “H” Page 6.   For purposes of this Lease, a “table service” restaurant shall mean any restaurant that (a) takes food or drink orders from customers at a customer's table; (b) delivers a check to customers at a customer's table; or (c) delivers food or drinks to customers at a customer's table.

(c)

a movie theater, auditorium or other place of public assembly, school or other place of instruction, bowling alley, skating rink, book store in excess of 10,000 square feet,  grocery store, or any other use that (without variance) under applicable code requires more than five (5) parking spaces per 1,000 square feet in the Protected Area or the Restricted Area.

(d)

a pool hall, children's entertainment complex or facility, game room or arcade, health club, gym, martial arts, yoga, aerobics or fitness studio in any portion of the Protected Area or the Restricted Area.

(e)

an adult entertainment facility, including, but not limited to, an adult bookstore, adult video store, nude or semi-nude entertainment facility, massage parlor, strip show, lingerie exhibition or shop (except for any use similar to “Victoria’s Secret”, “Soma”, or similar concepts), establishment for the sale, rental, display, viewing or exhibition of pornographic or “adult only” materials (including, without limitation, magazines, books, movies, videos and photographs), or any establishment for the sale of items or paraphernalia that are intended to be or commonly are

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Exhibit “H” – Page 1

utilized in connection with the use of illegal drugs in any portion of the Center, or in any outparcel of the Center; provided that this paragraph shall not prohibit the sale or rental of “adult” videos, magazines or books in connection with a full line video or book store or the operation of a business providing bonafide massage therapy.

(f)

a telemarketing or similar operation, off-track betting, gambling or bingo establishment in any portion of the Center, or in any outparcel of the Center.

(g)

a flea market, any use which is a public or private nuisance, any use which produces noise or sound heard or experienced in or from the Premises that is objectionable due to intermittence, beat, frequency, shrillness or loudness; any use which produces obnoxious odors (excluding restaurant odors or other odors commonly associated with a first class shopping center); any use which produces an excessive quantity of dust, dirt, or fly ash; any use which produces fire, explosion or other damaging or dangerous hazard, including the storage, display or sale of explosives or fireworks; any use which produces noxious, toxic, caustic or corrosive fuel or gas; any industrial, distillation, refining, smelting, recycling, agriculture, manufacturing, assembling, drilling, mining or subsurface operations in any portion of the Center, or in any outparcel of the Center.

(h)

any mobile home or trailer court, junk yard, stock yard or animal raising operation in any portion of the Center, or in any outparcel of the Center; provided that this paragraph shall not prohibit pet shops or veterinarian offices.

(i)

any dumping of garbage, junk, recyclable materials or refuse, other than that produced in connection with the Center and disposed of in enclosed receptacles intended for such purpose in any portion of the Center, or in any outparcel of the Center.

(j)

any cemetery, crematorium, mausoleum, mortuary, funeral parlor or similar service establishment in any portion of the Center, or in any outparcel of the Center.

(k)

any seafood restaurant in any portion of the Center, or in any outparcel of the Center.  A seafood restaurant shall mean any restaurant (i) with the word “seafood” or “fish” or any variation thereof in its trade name, or (ii) where seafood or fish is specified in its advertising or marketing efforts (excluding occasional promotions or specials), or (iii) where the sale of seafood and fish collectively constitute twenty percent (20%) or more of its entrée items or twenty percent (20%) or more of its entrée sales computed on an annual dollar basis.

BORDERS BOOK SHOP - Engaging in the sale of books (including books on tapes), periodicals and/or music products, in any current or future format, unless the sale of books, periodicals or music products is incidental to the primary use of their premises (i.e. a computer store which sells books or periodicals dealing with computer products) and not more than 100 square feet of surface display area is devoted to the retail display of such books, periodicals and/or music products.

CASUAL MALE - The operation of any other big and tall men's store.

HEALTHY JONES – Operation of a store whose primary business is the sale of vitamins, sports supplements or homeopathic herbal products.

INK STOP –   Operating a store for the primary sale of computer ink and toner cartridges. For purposes of this section, the sale of such items shall be primary if sales of such items constitute thirty percent (30%) or more of a tenant’s annual Net Sales.

LINENS N’ THINGS - For the operation of a store which has one of it’s primary uses (more than 25% of sales area) the sale of bedding and accessories, bath items, kitchenware (which includes cookware, cutlery, kitchen gadgets and small electrical appliances), or closet and container items.  This restriction shall not apply to stores occupying less than five thousand (5,000) square feet.

MATTRESS & FUTON SHOPPE – Operating a store whose primary business is the sale of mattresses.

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Exhibit “H” – Page 2

MERVYN'S - Prohibited Operations. In no event shall any veterinarian use be permitted on any portion of the Center.  Food shop and restaurant use shall be permitted on Future Building Areas A, B and C, and on any Building Area which is more than 300 feet from the Major's Building Area.  In addition, food shop and restaurant use shall be permitted on any Building Area which is within 300 feet of the Major's Building Area, provided that such use does not exceed 3,000 square feet for any one user and 12,000 square feet in the aggregate.  No office use (other than offices incidental to the conduct of permitted activities), entertainment use, recreational use or training or educations use shall be permitted within 300 feet of the Major's Building Area (except for a movie theater, which shall be permitted in Building E as depicted on the Site Plan), nor shall any food shop use or restaurant use (other than the food shop use and restaurant use permitted above) or pet shop use be permitted within 300 feet of the Major's Building Area; provided, however, that the prohibition against location  such restaurant use shall exist only as long as the Major operates its store.  Such distances shall be measured from the closest point on the boundary of the Major's Building Area to the closest point of the use or proposed use.  No office use (other than offices incidental to the conduct of permitted activities), entertainment use, recreational use or training or educational use shall be permitted on any portion of the Center other than Future Building Areas A, B and C, without the prior written consent.  Each Occupant conducting a restaurant use shall, at its own cost and expense, take all necessary measures to keep the Common Areas free and clean of all debris and rubbish caused by such use.  All leases to any Occupants conducting restaurant uses shall include appropriate provisions implementing the foregoing conditions.

Certain Definitions.  As used herein, (i) “fast food restaurant use” means a so-called “fast food” or “take-out” restaurant, specializing in the rapid preparation and service of food or any other facility producing, preparing, serving or dispensing any prepared food products primarily for off-premises consumption or any restaurant or other facility having pedestrian walk-up or vehicular drive-up or drive-through facilities for dispensing any prepared food products for off-premises consumption; (ii) “restaurant use” means a so-called “sit-down” restaurant or any other facility serving or dispensing prepared food product primarily for on-premises consumption and not encompassed with the term “fast food restaurant use”; (iii) “entertainment use” or “recreational use” includes, without limitation, bars, theaters, “adult” theaters, “adult” bookstores, bowling alleys, skating rinks, billiards rooms, health spas or studios, discotheques, game arcades, massage parlors, athletic facilities or other places of public amusement; (iv) “training or educational use” includes, without limitation, beauty schools, barber colleges, reading rooms, places of instruction, or any other operation catering primarily to students or trainees rather than to customers, but excludes employee training by Occupants incidental to the conduct of their businesses within the Center; and (v) “food shops” includes, without limitation, bakeries, ice cream shops, sandwich shops, cookie stores and other specialty food service facilities.  Facilities complying with the within definition of “food shops” shall not be included within the definition of “fast food” or “take-out” restaurants or “sit-down” restaurants.

OBERWEIS - more than 25% of the tenant’s retail sales consist of ice cream, frozen yogurt, dairy-based desserts, milk and other dairy products (excluding smoothies and any beverages containing coffee, tea and/or alcohol).

PEI WEI – The operation of a restaurant serving east Asian cuisine as thirty percent (30)%) or more of its menu items or having “Asian” as a tag line in its name unless such restaurant operates primarily with table seating and waitress service.

PIER 1 IMPORTS - For the use or purpose of selling or displaying for sale wicker or rattan furniture, unless such use or purpose is incidental, as defined below, to such business.  For purposes hereof, the incidental sale of such items in connection with the overall business of another operator or tenant shall not be deemed a violation hereof.  As used herein, incidental use or purpose shall mean the sale of wicker or rattan furniture which does not exceed ten percent (10%) of gross sales from such business.

PITA CAFÉ - For retail/restaurant space within that portion of the Center depicted by the heavy outlining on the attached Exhibit “H” Page 7, permitting during the term of this Lease the operation of

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Exhibit “H” – Page 3

a full-service, first-class restaurant serving top-quality middle eastern (principally and primarily Lebanese) food; or the restaurant chain doing business as La Shish.

POTBELLY –  in the Exclusive Area shown on the attached Exhibit “H” Page 8, deriving more than ten percent (10%) of annual gross revenues from the sale of baked, oven-style, conveyor-oven style or unbaked sub sandwiches, submarine, hoagie, Italian beef or hero-style sandwiches, flatbread sandwiches, deli-style sandwiches, or cheese-steak sandwiches  in a quick serve restaurant and not applicable to restaurants offering sit-down table service.

RUNNING FIT – A store whose primary business (primary business being defined as more than thirty (30%) percent of gross sales being derived from the sale of such products) is the sale of running, walking and aerobic footwear.  The foregoing restriction shall not apply to any tenants or occupants of the Center who lease or occupy ten thousand (10,000) or more square feet of the Center.

SALLY BEAUTY – Any other store for the primary use of a beauty supply store.  This provision will not apply to anchor stores (stores over 10,000 square feet).

T.J. MAXX - (i) the Center shall not be used for any non-retail purposes (repairs, alterations and offices incidental to retailing, and banks and small loan offices, not being deemed non-retail), or for any entertainment purposes such as a bowling alley, skating rink, cinema, bar, nightclub, discotheque, amusement gallery, poolroom, health club, massage parlor or off-track betting club, except for a cinema in the location shown therefore upon the Lease Plan and except for one health club situated more than one hundred fifty (150) feet from the premises operated as TJ Maxx and except for restaurants situated more than fifty (50) feet from such premises, and (ii) no premises in the Center shall be used for any so-called second-hand, government surplus, fire, bankruptcy, going-out-of-business or auction sales, except for merchandise offered for sale therein in connection with an actual fire, bankruptcy or going-out-of-business in said premises, as the case may be, and (iii) the only business conducted upon the outparcels shall be either a restaurant, bank, savings and loan or similar financial institution or another retail business or offices.

WELLS FARGO FINANCIAL – The space immediately adjacent to 26020 Ingersol Drive or 26028 Ingersol Drive shall not operate as:  (a) any establishment engaging in the general loan and finance business (excluding banks, savings and loan companies, mortgage companies and insurance companies) or (b) any game, video or laser game room, dry cleaners, dance, aerobics or martial arts studios, or pet or animal care shops.

Tenant hereby agrees not to violate the foregoing restrictions and shall indemnify, protect and hold Landlord harmless for any and all costs, claims, causes of action, liability or damages incurred by Landlord in the event Tenant violates the same including without limitation, reasonable attorney fees, expert witness fees and costs.  In any event, upon Landlord’s written request, Tenant shall immediately cease the sale of any and all of the above items or related items (or services or related services) which in Landlord’s reasonable opinion threaten to violate any of the above prohibitions.

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Exhibit “H” – Page 4

EXHIBIT “I”

BAGGER DAVE’S

MENU

Tenant shall sell and offer to sell only the following items in the Premises:

MENU GRAPHIC

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Exhibit “I” – Page 1

MENU GRAPHIC

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Exhibit “I” – Page 2